As filed with the Securities and Exchange Commission on January 6, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Dynamic Real Return Fund

Flexible Select Fund

Global Allocation Fund

Long Short Fund

Annual Report

October 31, 2013

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Dynamic Real Return Fund	2
Flexible Select Fund	5
Global Allocation Fund	9
Long Short Fund	13
FUND EXPENSE INFORMATION	19
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Dynamic Real Return Fund	21
Flexible Select Fund	24
Global Allocation Fund	29
Positions by Industry	32
Long Short Fund	34
FINANCIAL STATEMENTS	45
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Dynamic Real Return Fund	75
Flexible Select Fund	75
Global Allocation Fund	77
Long Short Fund	77
Reports of Independent Registered Public Accounting Firms	80
Directory	82
Trustees and Officers	83
Proxy Voting Policies and Procedures	91
Quarterly Portfolio Schedule	91
Notice to Shareholders	92
Board Consideration of the Management and Sub-Advisory Agreements	93

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

I am pleased to present this annual shareholder report for the following Neuberger Berman Alternative and Multi-Asset Class Funds: Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund and Neuberger Berman Dynamic Real Return Fund. This report also includes the new Neuberger Berman Flexible Select Fund, which was launched on May 31, 2013. The Fund seeks long-term growth of capital, while working to minimize downside volatility. The Fund is a long-only, actively managed diversified mutual fund that seeks to replicate the largest positions held by the multiple higher tracking error, absolute-return oriented equity teams at the firm. The Fund tracks the positions of approximately 17 distinct portfolio management teams at Neuberger Berman that currently manage assets primarily for high net worth clients. The Fund also has the ability to invest in cash and bonds as necessary, based on the underlying asset allocations of the various portfolio management teams.

Shifting gears to the global financial markets, they were volatile at times and generated mixed results during the reporting period. Volatility was triggered by a number of factors, including incoming global economic data, expectations for future central bank monetary policy, geopolitical issues, uncertainties regarding the U.S. fiscal cliff and sequestration, and the partial government shutdown. Despite elevated volatility at times, risk assets generated strong results during the reporting period. U.S. equities were highly resilient and generated strong results over the 12 months ended October 31, 2013. In contrast, fixed income securities were generally weak amid a rising interest rate environment.

Looking ahead, while October's government shutdown is behind us, another round of budget and debt ceiling negotiations is slated for early 2014. This could result in another bout of market volatility. Also impacting investor sentiment could be uncertainties related to the Federal Reserve's asset purchase tapering, geopolitical events and global economic data. Still, as we've seen in the past, we believe market volatility can lead to mispriced securities and compelling opportunities for long-term investors.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Dynamic Real Return Fund Commentary (Unaudited)

Neuberger Berman Dynamic Real Return Fund Institutional Class generated a 3.80% total return from its inception on December 19, 2012 through October 31, 2013. During this same time period, the Barclays 1-10 Year U.S. TIPS Index provided a -3.79% return while the U.S. Consumer Price Index was 1.7%.1 (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets were volatile at times and generated mixed results during the reporting period. Volatility was triggered by a number of factors, including incoming global economic data, expectations for future central bank monetary policy, geopolitical issues, uncertainties regarding the U.S. fiscal cliff and sequestration, as well as the partial government shutdown. Developed global equities were highly resilient and generated strong results; master limited partnerships (MLPs) also rallied sharply. In contrast, fixed income securities were weak amid a rising interest rate environment, in particular global Treasury Inflation-Protected Securities (TIPS) as expectations for future inflation were relatively muted.

The Fund benefited from its diversified investment approach, which helped it to outperform its benchmark. Among the sectors in which the Fund invests, its allocations to equities within the Energy and Materials sectors and to MLPs added the most value. Other contributors to absolute performance included the Fund's exposures to real estate investment trusts (REITs), high yield securities and emerging market securities. On the downside, the Fund's allocations to global TIPS and commodities were the largest detractors from results. In aggregate, the Fund's dynamic overlay (flexible use of strategies to add or remove certain exposures without disrupting the portfolio underlying structure) did not meaningfully impact its performance during the reporting period.

Looking ahead, higher inflation does not appear to us to be a near-term concern. That being said, economic data in the U.S. has generally improved in recent months, although the timing and magnitude of the Federal Reserve's asset purchase tapering remains uncertain. Outside the U.S., Europe's economy appears to us to have bottomed and aggressive monetary policy in Japan has had positive early results in terms of stimulating its economy and potentially ending its deflationary cycle. Elsewhere, recent manufacturing data in China has lessened concerns regarding a hard landing for its economy. Against this backdrop, we feel that current inflation expectations are not reflective of the global economic environment. While breakeven inflation has fallen in recent months, the overall trend has been upward over the last two years as a whole.

We believe that the Fund is well positioned, as we have the flexibility to allocate its portfolio in a diversified array of inflation-sensitive asset classes. In addition, with its dynamic overlay, we believe the Fund has the potential to provide attractive real returns in a variety of inflationary environments.

Sincerely,

THANOS BARDAS, ANDREW JOHNSON AND THOMAS J. MARTHALER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from December 31, 2012 through October 31, 2013, not seasonally adjusted.

Dynamic Real Return Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX

PORTFOLIO BY TYPE OF

INVESTMENT STRATEGY

(as a % of Total Investment Strategies)

Commodities	9.2%
Emerging Markets	8.9
Global Treasury Inflation Protected Securities	24.4
High Yield Securities	9.6
Loans	5.7
Master Limited Partnerships	10.2
Real Estate Investment Trusts	10.5
S&P Energy	10.8
S&P Materials	10.7
Total	100.0%

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	40.4%
Government Securities	13.5
U.S. Treasury Securities	10.6
Mutual Funds	33.0
Exchange Traded Funds	1.5
Short-Term Investments	0.8
Cash, receivables and other assets, less liabilities	0.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2013 Life of Fund
At NAV
Institutional Class	12/19/2012	3.80%
Class A	12/19/2012	3.50%
Class C	12/19/2012	2.80%
With Sales Charge
Class A		-2.45%
Class C		1.80%
Index
Barclays U.S. 1-10 Year Treasury TIPS Index[1,2]		-3.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.69%, 2.05% and 2.80% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Dynamic Real Return Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000s omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Flexible Select Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Flexible Select Fund, which was launched on May 31, 2013. The Fund seeks to provide long-term capital appreciation with lower volatility than the broader equity market, with a focus on mitigating downside risk. To pursue this objective, the Fund seeks to replicate the core securities selected by a diversified group of experienced Neuberger Berman portfolio managers, who have the flexibility to use an all-cap, all style equity approach in addition to the incidental use of cash and bonds in an attempt to decrease risk. Equities typically comprise the largest portion of the portfolio. As of October 31, 2013, the allocation was 86.2% equity, 7.0% fixed income and 6.8% cash and cash equivalents.

Since inception through October 31, 2013, Neuberger Berman Flexible Select Fund Institutional Class generated an 8.00% total return, compared to the 7.96% return of its benchmark, the Russell 3000® Index. The Fund provided its return with 15% lower volatility than the overall equity market, as defined by the Russell 3000 Index. (Performance for all share classes is provided in the table immediately following this letter.)

A broad range of macroeconomic indicators over the last five months pointed to a steady recovery in the U.S. These included a strengthening housing market, increasing consumer confidence and spending, generally declining unemployment, and a benign inflationary backdrop. Job growth strengthened over the summer, weakened in September, but picked up again later in the fall. This pattern helped buoy the equity markets. Geopolitical factors, including the situation in Syria and the government gridlock and eventual shutdown in October, added volatility to the markets.

In the equity portion of the portfolio, industry sector allocation had a positive contribution to relative performance during the reporting period. An underweight position in Financials had the largest positive impact, in addition to overweights in Energy and Industrials and an underweight in Information Technology (IT). Security selection also contributed positively to relative performance. The largest positive security selection contribution came from the Energy sector, where being overweighted in the smaller, U.S.-focused exploration and production companies and energy services, as well as being underweight the major integrated players, added significant value. The largest negative security selection contribution came from IT.

From a sector perspective, the portfolio's largest overweight was Energy. Many of our portfolio managers believe that despite new discoveries in the U.S., energy is a resource with increasing demand and depleting reserves. In addition, they generally believe that "easy" energy has already been discovered, and what is being discovered today is harder, i.e. more expensive, to extract. They favor exploration and production oil and natural gas companies that they believe can take advantage of unconventional drilling technology, and are optimistic about the U.S.'s prospects for energy independence. The portfolio's second-largest overweight is Health Care. The portfolio is also overweighted in Industrials, Materials and Utilities.

The portfolio's largest underweight is Financials, a sector the portfolio managers see as "under-earning and over-regulated." Within the sector, the portfolio managers generally are underweighted in banks and diversified financial companies. The portfolio is also underweighted in IT, while having high conviction in select names (four of the top 10 holdings are IT names). Other underweight sectors include Consumer Discretionary, Consumer Staples and Telecommunication Services.

We are constructive on equities over the next 12 months, with a positive outlook for further gains. Economic data has been solid, and we anticipate that the U.S. recovery will continue. We believe we will see improved U.S. earnings growth, continued multiple expansion and strong margins. We also think the Federal Reserve will continue to be supportive. Stock return correlations, which rose meaningfully in the wake of the global financial crisis, have started to decline, a trend that we believe may continue in the next 12 months. This could provide a tailwind to equity managers who focus on fundamental security selection, as performance dispersion among stocks increases and company fundamentals take on greater importance in driving returns.

Sincerely,

JOSEPH V. AMATO
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Flexible Select Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFLIX
Class A	NFLAX
Class C	NFLCX

SECTOR ALLOCATION

(as a % of Total Investments)

Consumer Discretionary	9.8%
Consumer Staples	7.4
Energy	11.9
Financials	11.4
Health Care	12.9
Industrials	11.8
Information Technology	12.2
Materials	4.5
Telecommunication Services	0.7
Utilities	3.8
Other	6.9
Short-Term Investments	6.7
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2013 Life of Fund
At NAV
Institutional Class	05/31/2013	8.00%
Class A	05/31/2013	7.80%
Class C	05/31/2013	7.50%
With Sales Charge
Class A		1.60%
Class C		6.50%
Index
Russell 3000® Index[1,2]		7.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.33%, 1.69% and 2.44% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.88%, 1.24% and 1.99% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Flexible Select Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000s omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 14.56% total return for the 12 months ended October 31, 2013 and outperformed its custom benchmark, a 50/50 combination of the MSCI World Index and the JP Morgan Global Government Bond Index, which provided a 10.61% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets were volatile at times and generated mixed results during the reporting period. Volatility was triggered by a number of factors, including global economic data, expectations for future central bank monetary policy, geopolitical issues, uncertainties regarding the U.S. fiscal cliff and sequestration, as well as the partial government shutdown. Developed global equities were highly resilient and generated strong results during the period. Relative to equity markets, global fixed income securities generally exhibited weaker performance, partly in response to the prospect of a rising interest rate environment. Elsewhere, the currency markets fluctuated at times, partially driven by expectations for shifting central bank monetary policy.

One of the main drivers of the Fund's outperformance was security selection. From a sector perspective, almost all sectors contributed positively, particularly securities within the Financial and Industrial sectors. Positioning in Health Care companies marginally detracted from performance over the 12-month period. On a regional basis, security selection added value almost across the board, particularly within the U.S. and Europe ex-UK. Security selection within Canada was the only area to detract value.

Our asset allocation strategy generated mixed results during the period. Tactical positioning within equity added value to the Fund's performance, whereas fixed income and currency positioning detracted from results. The Fund's macro positioning in fixed income securities was implemented primarily through derivatives, such as futures contracts on government bonds and derivatives on a broad-based fixed income index. The Fund's positioning in equity markets and its currency exposure were obtained through a combination of exchange traded funds (ETFs) and derivatives such as futures and forwards.

In equities, our positioning in Japan was the largest contributor, as its market rallied sharply given highly accommodative monetary and fiscal policy. Tactically adjusting the Fund's UK equity exposure was also beneficial. In fixed income markets, our overall positioning was a positive for results. Our overweight positioning in UK gilts and U.S. Treasuries were detractors, while the Fund's tactical positioning in Australian bonds generated a gain. In terms of the Fund's currency exposure, positioning in the Australian dollar and, to a lesser extent the Japanese yen, detracted from performance. These negatives were partially offset by the positive impact of our positioning in the UK pound.

Much of the Fund's investment exposure is accomplished through the use of derivatives, including total return swaps, futures and forwards, which may not require the Fund to deposit the full notional amount of its investments with counterparties. The Fund's resulting cash balances are invested in money market mutual funds.

Despite the political uncertainty in the U.S., global markets have shown resilience, evidenced by the highs we have witnessed from some assets in the Fund's universe and slightly stronger corporate and consumer confidence. Against this backdrop, as we move into the last portion of the year, we are cautiously optimistic about the Fund's equity positioning. In fixed income, the Fund's positioning is fairly tactical, whereas our view on the U.S. dollar is slightly positive. Overall, while we have found that macro views have been challenged, the opportunity set for individual stock picking has increased, in our view. With a dynamic risk taking capability, the Fund has the ability to be flexible and go anywhere, allowing it to potentially take advantage of these opportunities.

Sincerely,

WAI LEE, ALEXANDRE DA SILVA, PING ZHOU, JOSEPH V. AMATO AND BRADLEY TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Average Annual Total Return Ended 10/31/2013
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	14.56%	9.46%
Class A	12/29/2010	14.15%	9.09%
Class C	12/29/2010	13.30%	8.26%
With Sales Charge
Class A		7.54%	6.84%
Class C		12.30%	8.26%
Index
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index[1,2]		10.61%	7.21%
MSCI World Index[1,2]		26.48%	11.43%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 4.87%, 5.27% and 6.33% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.49%, 1.88% and 2.58% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000s omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 13.47% total return for the 12 months ended October 31, 2013, but underperformed its primary benchmark, the S&P 500 Index, which provided a 27.18% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) However, the Fund outperformed the HFRX Equity Hedge Index, which returned 9.74% for the period. (The index tracks the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities.)

The financial markets were volatile during the reporting period. However, the U.S. equity market was highly resilient, with the S&P 500 Index rising sharply and reaching all-time highs on several occasions. In contrast, the overall fixed income market generated weak results. Interest rates moved higher given expectations that the U.S. Federal Reserve (the Fed) would start tapering its asset purchases sooner than previously expected. Rates declined somewhat over the last two months of the period as the Fed chose to delay the taper, but it was not enough to offset earlier losses. One notable bright spot within the fixed income market were high yield bonds, as they benefited from overall robust demand and low defaults.

We maintained a positive outlook on risk assets such as equities and high yield bonds, which was reflected in the long side of the portfolio. Within our equity holdings, which represented the bulk of our long exposure, the Fund remained most exposed to more cyclical industries, including the Consumer Discretionary sector. Elsewhere, we increased our allocation to the Information Technology (IT) sector.

We categorize our investments on the long side into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth investments demonstrate what we believe are attractive industry fundamentals, strong competitive positions, growing revenues and attractive re-investment opportunities. Total Return investments demonstrate what we believe are sustainable and/or growing streams of income that are underpinned by asset value and which can result in growing cash returns to shareholders. The Total Return category includes our fixed income holdings, which consisted mainly of high yield securities during the reporting period. Opportunistic investments are those where we find what we believe are identifiable catalysts. This may include companies with management changes, company reorganizations, merger and acquisition activity and other market dislocations that have the potential to unlock intrinsic value.1

In favorable macro environments, the exposure to Capital Growth and Opportunistic fundamental longs historically tended to increase relative to the Total Return category. During the reporting period, the Capital Growth category represented the largest exposure in our long portfolio and was the largest contributor to the Fund's performance.

The short exposure within the portfolio is broken into "Fundamental" shorts and "Market" shorts. During the reporting period, our Market shorts consisted primarily of exchange traded funds and short futures positions on the S&P 500 Index. Given increased market volatility during the second half of the period, we increased our weighting to Fundamental shorts versus Market shorts. Due to the market's strong rally, our Market shorts detracted the most from the Fund's performance. The majority of our derivatives exposure fell under our aforementioned Market short categorization.

Looking ahead, we continue to have a positive outlook on risk assets such as equities and high yield bonds. This is based on two fundamental beliefs. First, the U.S. economy, although growing at a modest pace, is structurally more resilient than generally believed, in our opinion. Second, equities and high yield bonds are more attractive than traditional "safe" asset classes such as Treasury and investment grade bonds, in our view. Our positive view on risk assets is not without potential risks. We have been consistent in our belief that the massive global liquidity measures by the Fed, European Central Bank and Japan's central bank, while positive for risk assets globally, may have severe unintended consequences over the long term. We believe ongoing fiscal policy uncertainties are also likely to weigh on investment sentiment at times. We highlight these different risks because the current environment necessitates a flexible approach. However, we believe the greatest risks to the global economy are still those that are unknown today, whether they are financial or geopolitical in nature.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

1  Intrinsic value reflects the portfolio manager's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic value.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)

	Long	Short
Common Stocks	87.0%	(10.3)%
Corporate Debt Securities	19.2	—
Exchange Traded Funds	—	(8.9)
Preferred Stocks	0.1	—
Purchased Options	0.3	—
Short-Term Investments	12.6	—
Total	119.2%	(19.2)%

PERFORMANCE HIGHLIGHTS

	Average Annual Total Return Ended 10/31/2013
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	13.47%	13.28%
Class A	12/29/2011	13.08%	12.90%
Class C	12/29/2011	12.23%	12.05%
With Sales Charge
Class A		6.62%	9.33%
Class C		11.23%	12.05%
Index
S&P 500 Index[1,2]		27.18%	22.92%
HFRX Equity Hedge Index[1,2]		9.74%	7.49%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 2.59%, 3.03% and 4.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.86%, 2.20% and 2.98% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000s omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 18 for a description of indices. The HFRX Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. Please note that all other indices listed in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 29, 2010 through April 30, 2011, the Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

MSCI World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:

A blended index combining the performance of two separate indexes, the MSCI World Index and the J.P. Morgan Global Government Bond Index. The blended index tracks the performance of the two indexes at a 50%/50% weight, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index (GBI) provides a comprehensive measure for the performance of market-weighted local currency denominated fixed rate government debt of large developed government bond markets. This index covers 13 countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom, and the United States. The index measures returns in USD terms with no currency hedging and is rebalanced monthly. All government debt issues with at least 13 months remaining to maturity and meeting liquidity requirements are included in the index.

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.
Barclays 1-10 Year U.S. TIPS Index:	An unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years.
HFRX Equity Hedge Index:

The HFRX Equity Hedge Index is designed to reflect the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Fund weights are determined by the optimization process. Constituent funds are selected from an eligible pool of the more than 6,800 funds that report performance to the Hedge Fund Research (HFR) database on a voluntary basis, and rebalanced quarterly. Funds included in the index must meet all of the following criteria: report monthly returns net of all fees; be denominated in USD; be active and accepting new investments; have a minimum 24 months track record; and the Fund's manager must have at least $50 million in assets under management. The index is available daily, with finalized month-end performance available two to three business days after the last business day of the month.

Russell 3000® Index:	Measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2013 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads)(if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/13 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13		Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio
Dynamic Real Return Fund
Institutional Class	$1,000.00	$996.20	$3.47		0.69%	$1,000.00	$1,021.73	$3.52	0.69%
Class A	$1,000.00	$994.20	$5.28		1.05%	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$990.40	$9.03		1.80%	$1,000.00	$1,016.13	$9.15	1.80%
Flexible Select Fund
Institutional Class	$1,000.00	$1,080.00	$3.64	(2)	0.83%	$1,000.00	$1,021.02	$4.23	0.83%
Class A	$1,000.00	$1,078.00	$5.22	(2)	1.19%	$1,000.00	$1,019.21	$6.06	1.19%
Class C	$1,000.00	$1,075.00	$8.49	(2)	1.94%	$1,000.00	$1,015.43	$9.86	1.94%
Global Allocation Fund
Institutional Class	$1,000.00	$1,036.50	$7.19		1.40%	$1,000.00	$1,018.15	$7.12	1.40%
Class A	$1,000.00	$1,034.90	$9.08		1.77%	$1,000.00	$1,016.28	$9.00	1.77%
Class C	$1,000.00	$1,030.70	$12.90		2.52%	$1,000.00	$1,012.50	$12.78	2.52%
Long Short Fund
Institutional Class	$1,000.00	$1,054.90	$8.96		1.73%	$1,000.00	$1,016.48	$8.79	1.73%
Class A	$1,000.00	$1,053.50	$10.66		2.06%	$1,000.00	$1,014.82	$10.46	2.06%
Class C	$1,000.00	$1,049.70	$14.52		2.81%	$1,000.00	$1,011.04	$14.24	2.81%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period shown of May 31, 2013 (Commencement of Operations) to October 31, 2013).

(3)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Dynamic Real Return Fund

TOP TEN HOLDINGS

1	Neuberger Berman High Income Bond Fund Institutional Class	9.5%
2	Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	9.0%
3	Neuberger Berman Emerging Markets Equity Fund Institutional Class	8.8%
4	Neuberger Berman Floating Rate Income Fund Institutional Class	5.6%
5	Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	2.7%
6	Exxon Mobil Corp.	2.4%
7	United Kingdom Gilt Inflation Linked Bonds, 0.13%, due 3/22/29	2.3%
8	France Government Bond OAT, Bonds, 0.25%, due 7/25/24	2.1%
9	U.S. Treasury Inflation Indexed Notes, 1.13%, due 1/15/21	1.7%
10	U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/23	1.7%
	Number of Shares	Value†
Common Stocks (40.4%)
Chemicals (7.6%)
Air Products & Chemicals, Inc.	660	$71,946
Airgas, Inc.	217	23,668
CF Industries Holdings, Inc.	205	44,198
Dow Chemical Co.	3,738	147,539
E. I. du Pont de Nemours & Co.	2,914	178,337
Eastman Chemical Co.	475	37,425
Ecolab, Inc.	827	87,662
FMC Corp.	435	31,651
International Flavors & Fragrances, Inc.	255	21,076
LyondellBasell Industries NV Class A	1,154	86,088
Monsanto Co.	1,694	177,667
Mosaic Co.	872	39,981
PPG Industries, Inc.	446	81,431
Praxair, Inc.	944	117,726
Sherwin-Williams Co.	268	50,384
Sigma-Aldrich Corp.	381	32,930
		1,229,709
Construction Materials (0.1%)
Vulcan Materials Co.	414	22,170
Containers & Packaging (0.6%)
Ball Corp.	481	23,516
Bemis Co., Inc.	323	12,888
MeadWestvaco Corp.	547	19,063
Owens-Illinois, Inc.	513	16,308	*
Sealed Air Corp.	616	18,591
		90,366
	Number of Shares	Value†
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	412	$23,933
Cameron International Corp.	230	12,618	*
Diamond Offshore Drilling, Inc.	65	4,026
Ensco PLC Class A	222	12,798
FMC Technologies, Inc.	219	11,071	*
Halliburton Co.	865	45,871
Helmerich & Payne, Inc.	97	7,522
Nabors Industries Ltd.	278	4,859
National Oilwell Varco, Inc.	408	33,122
Noble Corp.	236	8,897
Rowan Cos. PLC Class A	115	4,149	*
Schlumberger Ltd.	1,245	116,681
		285,547
Gas Utilities (1.1%)
ONEOK, Inc.	1,600	90,400
Suburban Propane Partners LP	2,000	95,360
		185,760
Hotels, Restaurants & Leisure (0.5%)
Cedar Fair LP	1,700	77,945
Household Durables (0.2%)
TRI Pointe Homes, Inc.	1,630	25,950	*
Metals & Mining (1.7%)
Alcoa, Inc.	3,366	31,203
Allegheny Technologies, Inc.	330	10,923
Cliffs Natural Resources, Inc.	495	12,712
	Number of Shares	Value†
Freeport- McMoRan Copper & Gold, Inc.	3,152	$115,868
Newmont Mining Corp.	1,671	45,551
Nucor Corp.	998	51,666
United States Steel Corp.	467	11,624
		279,547
Multi-Utilities (0.2%)
CenterPoint Energy, Inc.	1,600	39,360
Oil, Gas & Consumable Fuels (15.9%)
Alliance Holdings GP LP	1,800	107,352
Anadarko Petroleum Corp.	458	43,643
Apache Corp.	371	32,945
Boardwalk Pipeline Partners LP	2,400	71,880
Cabot Oil & Gas Corp.	376	13,280
Chesapeake Energy Corp.	483	13,505
Chevron Corp.	1,790	214,728
ConocoPhillips	1,120	82,096
CONSOL Energy, Inc.	203	7,410
Crestwood Equity Partners LP	5,500	83,050
Crestwood Midstream Partners LP	4,176	91,454
Denbury Resources, Inc.	358	6,798	*
Devon Energy Corp.	348	22,001
Energy Transfer Equity LP	2,050	138,559
Enterprise Products Partners	2,100	132,888
EOG Resources, Inc.	252	44,957

See Notes to Schedule of Investments

	Number of Shares	Value†
EQT Corp.	139	$11,900
Exxon Mobil Corp.	4,233	379,361
Hess Corp.	268	21,762
Kinder Morgan, Inc.	581	20,515
Marathon Oil Corp.	662	23,342
Marathon Petroleum Corp.	306	21,928
Murphy Oil Corp.	166	10,013
Newfield Exploration Co.	129	3,928	*
NGL Energy Partners LP	1,500	47,190
Noble Energy, Inc.	332	24,877
NuStar GP Holdings LLC	1,700	41,735
Occidental Petroleum Corp.	747	71,772
Peabody Energy Corp.	255	4,967
Phillips 66	591	38,078
Pioneer Natural Resources Co.	119	24,369
PVR Partners LP	4,200	109,998
QEP Resources, Inc.	164	5,422
Range Resources Corp.	150	11,356
Regency Energy Partners LP	5,800	147,842
Southcross Energy Partners LP	1,600	32,320
Southwestern Energy Co.	323	12,022	*
Spectra Energy Corp.	2,407	85,617
Spectra Energy Partners LP	900	39,348
Teekay LNG Partners LP	850	35,275
Teekay Offshore Partners LP	1,700	57,137
Tesoro Corp.	130	6,356
Valero Energy Corp.	521	21,450
Western Gas Partners LP	600	36,066
Williams Cos., Inc.	3,017	107,737
WPX Energy, Inc.	181	4,007	*
		2,564,236
Paper & Forest Products (0.4%)
International Paper Co.	1,364	60,848
Real Estate Investment Trusts (9.8%)
American Campus Communities, Inc.	475	16,416
	Number of Shares	Value†
American Homes 4 Rent Class A	800	$12,384	ñ*
American Homes 4 Rent Class A	1,345	20,821	*
American Residential Properties, Inc.	1,570	27,051	*
American Tower Corp.	1,330	105,535
AvalonBay Communities, Inc.	580	72,529
Boston Properties, Inc.	550	56,925
Brixmor Property Group, Inc.	600	12,390	*
Camden Property Trust	510	32,742
CBL & Associates Properties, Inc.	820	16,244
Corporate Office Properties Trust	885	21,771
Cousins Properties, Inc.	1,565	17,731
DDR Corp.	2,020	34,239
Digital Realty Trust, Inc.	610	29,073
Douglas Emmett, Inc.	1,160	28,919
EastGroup Properties, Inc.	480	30,557
Equity Residential	1,375	71,995
Federal Realty Investment Trust	325	33,670
General Growth Properties, Inc.	2,110	44,795
HCP, Inc.	1,237	51,336
Health Care REIT, Inc.	525	34,046
Highwoods Properties, Inc.	530	20,458
Host Hotels & Resorts, Inc.	2,375	44,056
LaSalle Hotel Properties	950	29,498
OMEGA Healthcare Investors, Inc.	750	24,930
Post Properties, Inc.	565	25,843
Prologis, Inc.	1,785	71,311
Public Storage	520	86,824
QTS Realty Trust, Inc. Class A	800	17,184	*
Rayonier, Inc.	490	23,040
Simon Property Group, Inc.	985	152,232
	Number of Shares			Value†
SL Green Realty Corp.		325		$30,735
Sovran Self Storage, Inc.		220		16,828
Taubman Centers, Inc.		385		25,329
Terreno Realty Corp.		960		17,069
Urstadt Biddle Properties, Inc. Class A		985		19,444
Ventas, Inc.		960		62,630
Vornado Realty Trust		825		73,474
Weyerhaeuser Co.		2,055		62,472
				1,574,526
Real Estate Management & Development (0.5%)
Altisource Residential Corp.		925		24,577
Brookfield Asset Management, Inc. Class A		595		23,550
Forest City Enterprises, Inc. Class A		1,365		27,655	*
				75,782
Specialty Retail (0.0%)
CST Brands, Inc.		57		1,837
Murphy USA, Inc.		41		1,664	*
				3,501
Total Common Stocks (Cost $5,984,071)				6,515,247
	Principal Amount
Government Securities (13.5%)
Sovereign (13.5%)
Australia Government Bond, Senior Unsecured Notes, 1.25%, due 2/21/22	AUD	44,952	[a]	43,217
Australia Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/30	AUD	160,000	[a]	178,773
Canadian Government Bond, Bonds, 4.25%, due 12/1/21	CAD	148,176	[a]	186,745

See Notes to Schedule of Investments

	Principal Amount			Value†
France Government Bond OAT, Bonds, 0.25%, due 7/25/24	EUR	257,440	[a]	$337,120
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	37,793	[a]	43,667
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.35%, due 9/15/35	EUR	118,807	[a]	144,056
Italy Buoni Poliennali Del Tesoro, Senior Unsecured Notes, 2.60%, due 9/15/23	EUR	323,372	[a]	434,169
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	180,000	[a]	141,700
Sweden Government Bond, Bonds, 0.25%, due 6/1/22	SEK	1,185,000	[a]	177,783
United Kingdom Gilt Inflation Linked Bonds, 0.13%, due 3/22/24	GBP	41,409	[a]	69,595
United Kingdom Gilt Inflation Linked Bonds, 0.13%, due 3/22/29	GBP	221,974	[a]	367,117
United Kingdom Gilt Inflation Linked Bonds, 1.88%, due 11/22/22	GBP	30,507	[a]	60,344
Total Government Securities (Cost $2,201,381)				2,184,286
	Principal Amount	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (10.6%)
U.S. Treasury Inflation Indexed Bonds, 0.63%, due 2/15/43	$86,463	$71,440
U.S. Treasury Inflation Indexed Bonds, 1.75%, due 1/15/28	217,684	244,368
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 1/15/19	196,070	223,260
U.S. Treasury Inflation Indexed Bonds, 2.13%, due 2/15/40	91,972	109,468
U.S. Treasury Inflation Indexed Bonds, 2.38%, due 1/15/25	55,832	66,727
U.S. Treasury Inflation Indexed Bonds, 3.88%, due 4/15/29	135,148	194,053
U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/22	258,320	255,979
U.S. Treasury Inflation Indexed Notes, 0.13%, due 1/15/23	278,630	272,078
U.S. Treasury Inflation Indexed Notes, 1.13%, due 1/15/21	256,584	276,990
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,819,620)		1,714,363
	Number of Shares	Value†
Mutual Funds (33.0%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	84,322	$1,426,337	§
Neuberger Berman Floating Rate Income Fund Institutional Class	88,308	908,393	§
Neuberger Berman High Income Bond Fund Institutional Class	159,659	1,539,701	§
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	161,988	1,458,878	*§
Total Mutual Funds (Cost $5,369,977)		5,333,309
Exchange Traded Funds (1.5%)
Energy Select Sector SPDR Fund	2,300	198,697
Materials Select Sector SPDR Trust	800	35,016
Total Exchange Traded Funds (Cost $225,192)		233,713
Short-Term Investments (0.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $127,327)	127,327	127,327
Total Investments (99.8%) (Cost $15,727,568)		16,108,245	##
Cash, receivables and other assets, less liabilities (0.2%)		34,075	±
Total Net Assets (100.0%)		$16,142,320

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund

TOP TEN HOLDINGS

1	Neuberger Berman Core Bond Fund Insitutional Class	6.8%
2	Microsoft Corp.	1.7%
3	Bristol-Myers Squibb Co.	1.6%
4	Occidental Petroleum Corp.	1.5%
5	Schlumberger Ltd.	1.5%
6	Pfizer, Inc.	1.4%
7	IBM Corp.	1.4%
8	Apple, Inc.	1.3%
9	Google, Inc. Class A	1.3%
10	Johnson & Johnson	1.3%
	Number of Shares	Value†
Common Stocks (86.1%)
Aerospace & Defense (3.0%)
Boeing Co.	8,562	$1,117,341
General Dynamics Corp.	7,642	662,026
Honeywell International, Inc.	5,874	509,452
Lockheed Martin Corp.	78	10,401
Precision Castparts Corp.	629	159,420
Raytheon Co.	929	76,522
United Technologies Corp.	1,053	111,881
		2,647,043
Air Freight & Logistics (0.6%)
FedEx Corp.	1,192	156,152
United Parcel Service, Inc. Class B	3,736	367,025
		523,177
Airlines (0.4%)
Delta Air Lines, Inc.	12,292	324,263
Auto Components (0.2%)
BorgWarner, Inc.	1,482	152,839
Delphi Automotive PLC	1,015	58,058
		210,897
Beverages (1.6%)
Anheuser-Busch InBev NV ADR	2,655	275,403
Beam, Inc.	1,564	105,257
Coca-Cola Co.	14,186	561,340
Dr Pepper Snapple Group, Inc.	2,968	140,535
PepsiCo, Inc.	3,683	309,704
		1,392,239
	Number of Shares	Value†
Biotechnology (1.3%)
Amgen, Inc.	3,808	$441,728
Celgene Corp.	1,177	174,773	*
Regeneron Pharmaceuticals, Inc.	1,703	489,783	*
Vertex Pharmaceuticals, Inc.	351	25,040	*
		1,131,324
Capital Markets (1.1%)
BlackRock, Inc.	1,170	351,948
Franklin Resources, Inc.	2,141	115,314
Goldman Sachs Group, Inc.	1,590	255,767
Golub Capital BDC, Inc.	1,226	21,577
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,187	14,541
Invesco Ltd.	1,713	57,814
T. Rowe Price Group, Inc.	1,141	88,325
UBS AG	4,050	78,408	*
		983,694
Chemicals (2.9%)
Air Products & Chemicals, Inc.	463	50,472
Ashland, Inc.	3,744	346,507
E. I. du Pont de Nemours & Co.	1,993	121,972
Ecolab, Inc.	3,760	398,560
International Flavors & Fragrances, Inc.	903	74,633
Methanex Corp.	1,038	60,370
Minerals Technologies, Inc.	2,941	166,549
Monsanto Co.	3,499	366,975
Mosaic Co.	1,542	70,701
Praxair, Inc.	2,050	255,655
	Number of Shares	Value†
Scotts Miracle-Gro Co. Class A	1,292	$75,866
Sensient Technologies Corp.	3,616	188,502
WR Grace & Co.	3,420	313,477	*
		2,490,239
Commercial Banks (1.2%)
BankUnited, Inc.	1,585	48,770
First Republic Bank	1,048	53,521
Itau Unibanco Holding SA ADR, Preference Shares	7,987	123,080
M&T Bank Corp.	1,121	126,146
PNC Financial Services Group, Inc.	535	39,339
U.S. Bancorp	4,411	164,795
Wells Fargo & Co.	11,839	505,407
		1,061,058
Commercial Services & Supplies (1.3%)
Covanta Holding Corp.	13,218	226,953
Healthcare Services Group, Inc.	4,829	132,266
Knoll, Inc.	496	8,144
Pitney Bowes, Inc.	13,183	281,325
Stericycle, Inc.	1,851	215,086	*
Tetra Tech, Inc.	4,660	121,766	*
Tyco International Ltd.	4,290	156,800
		1,142,340
Communications Equipment (0.5%)
Arris Group, Inc.	3,676	65,653	*
Cisco Systems, Inc.	14,413	324,293
		389,946

See Notes to Schedule of Investments

	Number of Shares	Value†
Computers & Peripherals (2.3%)
Apple, Inc.	2,228	$1,163,796
EMC Corp.	26,185	630,273
SanDisk Corp.	2,772	192,654
		1,986,723
Construction & Engineering (0.2%)
Chicago Bridge & Iron Co. NV	1,064	78,832
Quanta Services, Inc.	4,169	125,945	*
		204,777
Consumer Finance (0.8%)
American Express Co.	8,846	723,603
Containers & Packaging (0.8%)
Avery Dennison Corp.	1,554	73,225
Packaging Corp. of America	1,594	99,274
Sealed Air Corp.	16,796	506,903
		679,402
Diversified Consumer Services (0.1%)
Sotheby's	1,463	75,930
Diversified Financial Services (2.6%)
Berkshire Hathaway, Inc. Class B	5,040	580,003	*
Citigroup, Inc.	2,623	127,950
CME Group, Inc.	3,607	267,675
Intercontinental Exchange, Inc.	838	161,508	*
JPMorgan Chase & Co.	21,800	1,123,572
		2,260,708
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	2,749	99,514
BCE Inc.	3,925	170,855
Singapore Telecommunications Ltd.	48,568	147,792
tw telecom, Inc.	1,456	45,893	*
		464,054
Electric Utilities (1.6%)
El Paso Electric Co.	393	13,822
Great Plains Energy, Inc.	11,107	260,348
ITC Holdings Corp.	2,661	267,670
NextEra Energy, Inc.	6,392	541,722
	Number of Shares	Value†
Northeast Utilities	3,160	$135,533
NRG Yield, Inc. Class A	1,220	43,212	*
OGE Energy Corp.	1,438	53,062
Pinnacle West Capital Corp.	1,068	59,840
		1,375,209
Electrical Equipment (0.5%)
ABB Ltd. ADR	3,833	97,626	*
Eaton Corp. PLC	2,144	151,281
Rockwell Automation, Inc.	1,217	134,369
Roper Industries, Inc.	512	64,927
		448,203
Electronic Equipment, Instruments & Components (0.5%)
Corning, Inc.	12,540	214,308
Dolby Laboratories, Inc. Class A	1,483	53,002
National Instruments Corp.	2,452	71,231
Universal Display Corp.	1,844	58,824	*
		397,365
Energy Equipment & Services (2.3%)
Dresser-Rand Group, Inc.	1,464	88,967	*
Ensco PLC Class A	2,658	153,234
FMC Technologies, Inc.	1,827	92,355	*
Rowan Cos. PLC Class A	3,621	130,646	*
Schlumberger Ltd.	13,676	1,281,715
SEACOR Holdings, Inc.	256	25,037
Seadrill Ltd.	4,746	221,258
		1,993,212
Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	2,163	255,234
CVS Caremark Corp.	2,994	186,406
Safeway, Inc.	4,120	143,788
Walgreen Co.	6,762	400,581
		986,009
	Number of Shares	Value†
Food Products (2.7%)
Bunge Ltd.	2,084	$171,159
ConAgra Foods, Inc.	10,826	344,375
Kraft Foods Group, Inc.	7,538	409,916
McCormick & Co., Inc.	822	56,841
Mead Johnson Nutrition Co.	1,542	125,920
Mondelez International, Inc. Class A	10,855	365,162
Nestle SA ADR	2,526	182,908
Unilever NV	9,992	396,882
WhiteWave Foods Co. Class A	12,998	260,090	*
		2,313,253
Gas Utilities (0.1%)
National Fuel Gas Co.	1,761	126,000
Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	2,129	77,815
Baxter International, Inc.	809	53,289
Becton, Dickinson & Co.	678	71,278
C.R. Bard, Inc.	3,671	500,064
Cooper Cos., Inc.	504	65,122
Covidien PLC	4,319	276,891
Edwards Lifesciences Corp.	1,820	118,646	*
Hill-Rom Holdings, Inc.	2,650	109,418
IDEXX Laboratories, Inc.	2,789	300,821	*
Medtronic, Inc.	4,337	248,944
Sirona Dental Systems, Inc.	3,327	240,376	*
West Pharmaceutical Services, Inc.	667	32,249
Zimmer Holdings, Inc.	662	57,905
		2,152,818
Health Care Providers & Services (2.2%)
Cardinal Health, Inc.	6,083	356,829
DaVita HealthCare Partners, Inc.	2,022	113,657	*
Express Scripts Holding Co.	9,045	565,493	*
See Notes to Schedule of Investments

	Number of Shares	Value†
HCA Holdings, Inc.	3,321	$156,552
Henry Schein, Inc.	1,745	196,190	*
McKesson Corp.	1,645	257,179
VCA Antech, Inc.	5,195	147,798	*
WellPoint Inc.	1,081	91,669
		1,885,367
Hotels, Restaurants & Leisure (1.8%)
Arcos Dorados Holdings, Inc. Class A	6,030	72,601
Darden Restaurants, Inc.	1,992	102,648
Dunkin' Brands Group, Inc.	5,606	267,294
Hyatt Hotels Corp. Class A	2,952	140,515	*
Las Vegas Sands Corp.	2,588	181,730
McDonald's Corp.	5,756	555,569
Starbucks Corp.	1,787	144,836
Wendy's Co.	12,753	110,824
		1,576,017
Household Durables (0.7%)
Jarden Corp.	1,969	109,004	*
Lennar Corp. Class A	4,447	158,091
Newell Rubbermaid, Inc.	7,475	221,484
Toll Brothers, Inc.	3,071	100,975	*
Tupperware Brands Corp.	679	60,872
		650,426
Household Products (1.3%)
Church & Dwight Co., Inc.	2,877	187,437
Procter & Gamble Co.	11,871	958,583
		1,146,020
Independent Power Producers & Energy Traders (0.3%)
AES Corp.	9,073	127,839
Calpine Corp.	8,409	169,609	*
		297,448
Industrial Conglomerates (1.8%)
3M Co.	4,140	521,019
Danaher Corp.	5,872	423,313
General Electric Co.	17,093	446,811
Koninklijke Philips NV	5,951	210,725
		1,601,868
	Number of Shares	Value†
Insurance (2.4%)
Allstate Corp.	2,745	$145,650
American International Group, Inc.	5,723	295,593
Aon PLC	4,260	336,923
Assurant, Inc.	654	38,246
Enstar Group Ltd.	220	29,905	*
Lincoln National Corp.	1,262	57,307
Loews Corp.	976	47,150
Marsh & McLennan Cos., Inc.	3,326	152,331
MetLife, Inc.	4,418	209,016
Progressive Corp.	5,598	145,380
Reinsurance Group of America, Inc.	2,709	192,827
Torchmark Corp.	657	47,869
Travelers Cos., Inc.	3,893	335,966
Unum Group	2,572	81,635
		2,115,798
Internet & Catalog Retail (0.4%)
Amazon.com, Inc.	896	326,171	*
Internet Software & Services (1.9%)
eBay, Inc.	8,068	425,264	*
Facebook, Inc. Class A	2,268	113,990	*
Google, Inc. Class A	1,111	1,144,974	*
		1,684,228
IT Services (2.8%)
Accenture PLC Class A	955	70,192
Amdocs Ltd.	6,677	256,731
Automatic Data Processing, Inc.	2,077	155,713
Fiserv, Inc.	906	94,885	*
Genpact Ltd.	7,044	139,683	*
IBM Corp.	6,644	1,190,671
MasterCard, Inc. Class A	207	148,440
VeriFone Systems, Inc.	2,818	63,856	*
Visa, Inc. Class A	1,631	320,769
Western Union Co.	2,460	41,869
		2,482,809
Leisure Equipment & Products (0.4%)
Mattel, Inc.	5,302	235,250
Polaris Industries, Inc.	1,009	132,128
		367,378
	Number of Shares	Value†
Life Sciences Tools & Services (0.1%)
Charles River Laboratories International, Inc.	1,331	$65,499	*
Thermo Fisher Scientific, Inc.	331	32,365
		97,864
Machinery (1.0%)
Deere & Co.	2,065	169,000
Dover Corp.	865	79,398
Ingersoll-Rand PLC	1,277	86,236
Mueller Industries, Inc.	1,499	90,375
Pall Corp.	1,014	81,647
Pentair Ltd.	4,257	285,602
Valmont Industries, Inc.	311	43,695
		835,953
Media (3.2%)
Comcast Corp. Class A	5,513	262,309
Comcast Corp. Class A Special	4,592	212,610
Discovery Communications, Inc. Class C	1,235	102,147	*
Gannett Co., Inc.	3,979	110,099
Lions Gate Entertainment Corp.	1,809	62,555	*
News Corp. Class A	8,868	156,077	*
Omnicom Group, Inc.	2,126	144,802
Pearson PLC	8,167	170,758
Pearson PLC ADR	4,641	97,461
Regal Entertainment Group Class A	9,602	182,534
Scripps Networks Interactive, Inc. Class A	1,127	90,724
Thomson Reuters Corp.	1,232	46,286
Time Warner, Inc.	1,102	75,751
Twenty-First Century Fox, Inc. Class A	5,766	196,505
Viacom, Inc. Class B	5,809	483,832
Walt Disney Co.	6,250	428,687
		2,823,137

See Notes to Schedule of Investments

	Number of Shares	Value†
Metals & Mining (0.7%)
Allegheny Technologies, Inc.	1,938	$64,148
BHP Billiton Ltd. ADR	1,205	85,181
Carpenter Technology Corp.	3,134	185,940
Freeport- McMoRan Copper & Gold, Inc.	1,765	64,881
Goldcorp, Inc.	5,213	132,567
Nucor Corp.	1,836	95,050
		627,767
Multi-Utilities (1.6%)
Alliant Energy Corp.	4,361	227,732
Ameren Corp.	7,279	263,354
CenterPoint Energy, Inc.	11,517	283,318
Dominion Resources, Inc.	2,085	132,919
NiSource, Inc.	2,112	66,570
Sempra Energy	2,072	188,842
Wisconsin Energy Corp.	4,621	194,590
		1,357,325
Multiline Retail (0.3%)
Kohl's Corp.	1,617	91,846
Macy's, Inc.	2,623	120,946
Nordstrom, Inc.	1,474	89,133
		301,925
Office Electronics (0.0%)
Xerox Corp.	3,646	36,241
Oil, Gas & Consumable Fuels (9.6%)
Anadarko Petroleum Corp.	6,590	627,961
Apache Corp.	402	35,698
ARC Resources Ltd.	3,152	84,921
BG Group PLC	6,283	128,294
BG Group PLC ADR	1,110	22,711
Cabot Oil & Gas Corp.	16,214	572,678
Cenovus Energy, Inc.	11,072	329,060
Cheniere Energy, Inc.	607	24,159	*
Chevron Corp.	1,718	206,091
ConocoPhillips	2,449	179,512
Continental Resources, Inc.	530	60,367	*
Denbury Resources, Inc.	7,533	143,052	*
Devon Energy Corp.	1,149	72,640
	Number of Shares	Value†
Enbridge Inc.	6,951	$301,604
EOG Resources, Inc.	5,041	899,314
Exxon Mobil Corp.	5,010	448,996
GasLog Ltd.	1,198	17,826
Kinder Morgan, Inc.	6,302	222,524
Occidental Petroleum Corp.	13,720	1,318,218
Pioneer Natural Resources Co.	3,280	671,678
QEP Resources, Inc.	2,181	72,104
Range Resources Corp.	14,603	1,105,593
Southwestern Energy Co.	3,783	140,803	*
Spectra Energy Corp.	2,298	81,740
Targa Resources Corp.	1,247	96,717
Teekay Corp.	7,810	339,188
Whiting Petroleum Corp.	1,951	130,502	*
Williams Cos., Inc.	2,084	74,420
		8,408,371
Paper & Forest Products (0.1%)
International Paper Co.	2,387	106,484
Personal Products (0.5%)
Estee Lauder Cos., Inc. Class A	4,047	287,175
Nu Skin Enterprises, Inc. Class A	994	116,229
		403,404
Pharmaceuticals (6.8%)
AbbVie, Inc.	4,092	198,257
Allergan, Inc.	1,281	116,071
AstraZeneca PLC ADR	4,593	242,786
Bristol-Myers Squibb Co.	26,514	1,392,515
Johnson & Johnson	12,174	1,127,434
Merck & Co., Inc.	1,780	80,260
Novartis AG ADR	8,312	644,596
Pfizer, Inc.	40,997	1,257,788
Roche Holding AG	410	113,509
Roche Holding AG ADR	3,543	245,672
	Number of Shares	Value†
Sanofi ADR	5,388	$288,150
Teva Pharmaceutical Industries Ltd. ADR	1,939	71,917
Zoetis, Inc.	6,263	198,287
		5,977,242
Professional Services (0.9%)
IHS Inc. Class A	1,157	126,171	*
Nielsen Holdings NV	11,571	456,360
Verisk Analytics, Inc. Class A	3,451	236,463	*
		818,994
Real Estate Investment Trusts (2.9%)
American Campus Communities, Inc.	2,501	86,435
American Tower Corp.	6,224	493,874
Ares Commercial Real Estate Corp.	3,907	48,564
Corrections Corporation of America	2,465	91,205
Equity Residential	1,962	102,730
HCP, Inc.	3,547	147,201
Plum Creek Timber Co., Inc.	5,118	232,357
Prologis, Inc.	3,484	139,186
Public Storage	992	165,634
Simon Property Group, Inc.	613	94,739
Starwood Property Trust, Inc.	14,726	378,311
Ventas, Inc.	2,414	157,489
Vornado Realty Trust	1,475	131,364
Weyerhaeuser Co.	8,104	246,362
		2,515,451
Real Estate Management & Development (0.2%)
Brookfield Asset Management, Inc. Class A	3,559	140,865
Road & Rail (1.7%)
Avis Budget Group, Inc.	1,944	60,905	*
Canadian National Railway Co.	136	14,950

See Notes to Schedule of Investments

	Number of Shares	Value†
Canadian Pacific Railway Ltd.	1,738	$248,656
CSX Corp.	7,548	196,701
Hertz Global Holdings, Inc.	12,030	276,209	*
J.B. Hunt Transport Services, Inc.	1,859	139,481
Kansas City Southern	554	67,322
Norfolk Southern Corp.	3,679	316,467
Union Pacific Corp.	959	145,193
		1,465,884
Semiconductors & Semiconductor Equipment (1.1%)
Altera Corp.	8,872	298,099
ASML Holding NV	988	93,504
Intel Corp.	6,141	150,025
Texas Instruments, Inc.	9,577	403,000
		944,628
Software (3.1%)
Activision Blizzard, Inc.	7,650	127,296
ANSYS, Inc.	853	74,595	*
Check Point Software Technologies Ltd.	820	47,576	*
Intuit, Inc.	5,824	415,892
Microsoft Corp.	42,962	1,518,707
NICE-Systems Ltd. ADR	3,895	152,606
Nuance Communications, Inc.	4,525	70,409	*
Oracle Corp.	8,089	270,981
		2,678,062
Specialty Retail (2.0%)
Bed Bath & Beyond, Inc.	4,794	370,672	*
Best Buy Co., Inc.	2,438	104,346
Foot Locker, Inc.	1,323	45,908
Gap Inc.	1,184	43,796
Home Depot, Inc.	4,995	389,061
L Brands, Inc.	1,357	84,962
PetSmart, Inc.	2,138	155,561
Staples, Inc.	4,952	79,826
Tiffany & Co.	2,620	207,425
Tile Shop Holdings, Inc.	5,054	112,856	*
	Number of Shares	Value†
TJX Cos., Inc.	2,752	$167,294
Zale Corp.	661	10,332	*
		1,772,039
Textiles, Apparel & Luxury Goods (0.6%)
Deckers Outdoor Corp.	81	5,575	*
Hanesbrands, Inc.	1,827	124,455
Luxottica Group SpA ADR	1,473	79,351
NIKE, Inc. Class B	1,076	81,518
PVH Corp.	1,295	161,318
Wolverine World Wide, Inc.	1,195	68,999
		521,216
Thrifts & Mortgage Finance (0.1%)
People's United Financial, Inc.	5,239	75,599
Tobacco (0.3%)
Altria Group, Inc.	1,414	52,643
Philip Morris International, Inc.	2,347	209,165
		261,808
Trading Companies & Distributors (0.2%)
United Rentals, Inc.	1,012	65,365	*
W.W. Grainger, Inc.	287	77,194
		142,559
Transportation Infrastructure (0.1%)
Wesco Aircraft Holdings, Inc.	3,863	70,770	*
Water Utilities (0.2%)
American Water Works Co., Inc.	3,394	145,501
Wireless Telecommunication Services (0.1%)
SBA Communications Corp. Class A	1,363	119,222	*
Total Common Stocks (Cost $71,390,504)		75,265,327
Preferred Stocks (0.2%)
Commercial Banks (0.1%)
U.S. Bancorp, Ser. G, 6.00%	1,882	51,134
U.S. Bancorp, Ser. F, 6.50%	2,842	76,222
		127,356
	Number of Shares	Value†
Marine (0.1%)
Seaspan Corp., Ser. C, 9.50%	1,883	$50,220
Total Preferred Stocks (Cost $178,249)		177,576
Exchange Traded Funds (0.1%)
ProShares UltraShort 20+ Year Treasury	162	11,819	*
SPDR Gold Shares	369	47,136	*
Total Exchange Traded Funds (Cost $59,999)		58,955
Mutual Funds (6.8%)
Central Fund of Canada Ltd. Class A	751	11,167
Neuberger Berman Core Bond Fund Institutional Class	576,112	5,975,624	§
Total Mutual Funds (Cost $5,979,550)		5,986,791
Short-Term Investments (6.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $5,875,649)	5,875,649	5,875,649
Total Investments (99.9%) (Cost $83,483,951)		87,364,298	##
Cash, receivables and other assets, less liabilities (0.1%)		76,766
Total Net Assets (100.0%)		$87,441,064

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS

1	Delta Air Lines, Inc.	United States	Airlines	2.0%
2	Keller Group PLC	United Kingdom	Construction & Engineering	1.5%
3	Lincoln National Corp.	United States	Insurance	1.5%
4	American Equity Investment Life Holding Co.	United States	Insurance	1.5%
5	Argo Group International Holdings Ltd.	Bermuda	Insurance	1.3%
6	Public Power Corp. SA	Greece	Electric Utilities	1.3%
7	OPAP SA	Greece	Hotels, Restaurants & Leisure	1.3%
8	American National Insurance Co.	United States	Insurance	1.2%
9	Symetra Financial Corp.	United States	Insurance	1.2%
10	Genworth Financial, Inc. Class A	United States	Insurance	1.1%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS

1	Southern Copper Corp.	United States	Metals & Mining	(1.9)%
2	American Tower Corp.	United States	Real Estate Investment Trusts	(1.9)%
3	Simon Property Group, Inc.	United States	Real Estate Investment Trusts	(1.7)%
4	Federal Realty Investment Trust	United States	Real Estate Investment Trusts	(1.6)%
5	CONSOL Energy, Inc.	United States	Oil, Gas & Consumable Fuels	(1.6)%
6	Boston Properties, Inc.	United States	Real Estate Investment Trusts	(1.2)%
7	Groupe Eurotunnel SA	France	Transportation Infrastructure	(1.0)%
8	Glencore Xstrata PLC	Switzerland	Metals & Mining	(0.9)%
9	Macerich Co.	United States	Real Estate Investment Trusts	(0.9)%
10	Fresnillo PLC	Mexico	Metals & Mining	(0.9)%
	Number of Shares	Value†
Long Positions (93.6%)
Common Stocks (36.2%)
Australia (0.2%)
BlueScope Steel Ltd.	10,321	$48,677	*
Bermuda (3.0%)
Argo Group International Holdings Ltd.	9,449	396,669
Assured Guaranty Ltd.	10,463	214,491
Vostok Nafta Investment Ltd.	36,515	297,246	*
		908,406
Canada (0.2%)
BlackBerry Ltd.	8,255	65,160	*
Denmark (0.3%)
Dfds A/S	1,322	96,143
Greece (3.9%)
Hellenic Telecommunications Organization SA	13,805	174,129	*
JUMBO SA	15,591	209,570	*
OPAP SA	30,993	385,038
Public Power Corp. SA	26,609	395,967
		1,164,704
	Number of Shares	Value†
Guernsey (0.6%)
Tetragon Financial Group Ltd.	16,864	$166,785
Hong Kong (0.2%)
Truly International Holdings	104,000	66,400
Italy (1.0%)
ASTM SpA	5,794	87,479
Safilo Group SpA	10,093	206,927	*
		294,406
Japan (2.1%)
ADEKA Corp.	14,000	163,877
Nippon Synthetic Chemical Industry Co. Ltd.	28,000	269,379
Temp Holdings Co. Ltd.	2,900	84,201
Tosoh Corp.	17,000	64,660
Toyo Tire & Rubber Co. Ltd.	8,000	46,537
		628,654
Jersey (0.7%)
Beazley PLC	54,036	198,235
	Number of Shares	Value†
Netherlands (0.3%)
AVG Technologies NV	4,785	$96,178	*È
United Kingdom (4.3%)
3i Group PLC	27,369	163,729
easyJet PLC	14,922	313,190
Enterprise Inns PLC	23,307	56,616	*
Keller Group PLC	26,811	451,812
Pace PLC	50,152	244,940
PayPoint PLC	2,930	48,906
		1,279,193
United States (19.4%)
Alaska Air Group, Inc.	838	59,213
Allegiant Travel Co.	1,210	126,167	È
American Equity Investment Life Holding Co.	21,014	437,932	È
American National Insurance Co.	3,625	366,379
Brown Shoe Co, Inc.	5,861	131,521
CNO Financial Group, Inc.	6,029	93,932

See Notes to Schedule of Investments

	Number of Shares	Value†
Community Health Systems, Inc.	2,630	$114,747
CVR Energy, Inc.	5,165	205,154
Delek US Holdings, Inc.	1,963	50,155
Delta Air Lines, Inc.	22,408	591,123
GameStop Corp. Class A	3,603	197,516	È
Genworth Financial, Inc. Class A	23,563	342,370	*
Health Management Associates, Inc.	12,573	161,186	*È
Hercules Offshore, Inc.	7,286	49,545	*
Horace Mann Educators Corp.	6,785	187,944	È
JetBlue Airways Corp.	7,983	56,599	*È
KapStone Paper and Packaging Corp.	5,630	292,535
Lincoln National Corp.	9,825	446,153
MetLife, Inc.	1,028	48,635
Nelnet, Inc.	1,331	56,741
Pilgrim's Pride Corp.	11,593	164,273	*
Proofpoint, Inc.	2,183	69,070	*
Protective Life Corp.	2,942	135,567
Resolute Forest Products, Inc.	13,415	214,506	*
Rite Aid Corp.	39,476	210,407	*
Sanmina Corp.	11,758	171,196	*
Schweitzer- Mauduit International, Inc.	2,220	137,374
Symetra Financial Corp.	19,093	357,612
Tesoro Corp.	940	45,957	È
Unisys Corp.	2,771	73,016	*È
US Airways Group, Inc.	2,692	59,143	*È
VCA Antech, Inc.	2,025	57,611	*
Western Refining, Inc.	3,609	116,462	È
		5,827,741
Total Common Stocks (Cost $9,478,742)		10,840,682
	Number of Shares	Value†
Short-Term Investments (57.4%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $17,208,391)	17,208,391	$17,208,391	ØØ
Total Long Positions (93.6%) (Cost $26,687,133)		28,049,073	##
Cash, receivables and other assets, less liabilities (40.0%)		12,000,445	±
Short Positions (see summary below) ((33.6)%)		(10,084,725)
Total Net Assets (100.0%)		$29,964,793
Short Positions ((33.6)%)
Common Stocks Sold Short (33.6%)‡
Australia (0.2%)
Newcrest Mining Ltd.	(5,177)	(50,398)
Austria (0.9%)
Andritz AG	(2,254)	(138,849)
Telekom Austria AG	(14,754)	(121,535)
		(260,384)
Canada (1.1%)
Franco-Nevada Corp.	(2,138)	(96,191)
Tahoe Resources, Inc.	(12,545)	(240,237	)*
		(336,428)
China (0.1%)
ASM Pacific Technology Ltd.	(4,700)	(45,375)
Denmark (0.4%)
Vestas Wind Systems A/S	(4,635)	(124,455	)*
Finland (0.8%)
Cargotec Oyj	(2,166)	(79,228)
Kone Oyj Class B	(1,862)	(164,202)
		(243,430)
France (1.2%)
Groupe Eurotunnel SA	(31,246)	(302,994)
Peugeot SA	(3,904)	(51,448	)*
		(354,442)
Germany (1.3%)
Aixtron SE	(7,103)	(102,565	)*
	Number of Shares	Value†
Deutsche Wohnen AG	(11,881)	$(223,581)
MAN SE	(445)	(53,623)
		(379,769)
Japan (1.8%)
Hokkaido Electric Power Co., Inc.	(5,800)	(74,439)*
Japan Steel Works Ltd.	(18,000)	(100,132)
Kansai Electric Power Co., Inc.	(8,800)	(110,973)*
Kyushu Electric Power Co., Inc.	(7,500)	(105,182)*
Mitsubishi Motors Corp.	(3,800)	(42,433)*
Sharp Corp.	(38,000)	(111,685)*
		(544,844)
Mexico (0.9%)
Fresnillo PLC	(16,565)	(259,096)
Spain (0.7%)
Banco Popular Espanol SA	(29,251)	(166,487)*
Prosegur Cia de Seguridad SA	(9,711)	(57,751)
		(224,238)
Sweden (0.6%)
Lundin Petroleum AB	(5,610)	(115,835)*
Sandvik AB	(5,938)	(80,364)
		(196,199)
Switzerland (0.9%)
Glencore Xstrata PLC	(49,980)	(272,469)*
United Kingdom (2.7%)
Aggreko PLC	(9,586)	(247,460)
G4S PLC	(42,685)	(178,973)
Intu Properties PLC	(26,453)	(145,992)
Invensys PLC	(6,554)	(52,859)
Telecity Group PLC	(14,811)	(181,078)
		(806,362)
United States (20.0%)
American Campus Communities, Inc.	(2,251)	(77,795)
American Realty Capital Properties, Inc.	(3,711)	(49,245)
American Tower Corp.	(7,184)	(570,050)
Apartment Investment & Management Co. Class A	(3,116)	(87,186)

See Notes to Schedule of Investments

	Number of Shares	Value†
Ariad Pharmaceuticals, Inc.	(4,391)	$(9,660	)*
Boston Properties, Inc.	(3,612)	(373,842)
Cobalt International Energy, Inc.	(4,190)	(97,250	)*
CONSOL Energy, Inc.	(13,047)	(476,215)
Digital Realty Trust, Inc.	(3,766)	(179,488)
Duke Realty Corp.	(5,970)	(98,923)
Equinix, Inc.	(615)	(99,310	)*
F5 Networks, Inc.	(746)	(60,806	)*
Facebook, Inc. Class A	(1,971)	(99,062	)*
Federal Realty Investment Trust	(4,752)	(492,307)
Five Below, Inc.	(2,516)	(121,422	)*
Highwoods Properties, Inc.	(1,756)	(67,782)
Incyte Corp. Ltd.	(2,722)	(106,158	)*
Infinity Pharmaceuticals, Inc.	(2,258)	(30,596	)*
InterMune, Inc.	(3,963)	(55,839	)*
JC Penney Co., Inc.	(19,801)	(148,507	)*
Macerich Co.	(4,579)	(271,123)
Navistar International Corp.	(1,486)	(53,734	)*
Netflix, Inc.	(200)	(64,496	)*
ONEOK, Inc.	(968)	(54,692)
Palo Alto Networks, Inc.	(1,031)	(43,467	)*
Peabody Energy Corp.	(12,938)	(252,032)
Regency Centers Corp.	(982)	(50,730)
Royal Gold, Inc.	(3,317)	(159,349)
Simon Property Group, Inc.	(3,229)	(499,042)
Southern Copper Corp.	(20,789)	(581,052)
Tanger Factory Outlet Centers	(4,529)	(157,836)
Tempur Sealy International, Inc.	(1,576)	(60,440	)*
Theravance, Inc.	(3,914)	(143,409	)*
Universal Display Corp.	(5,370)	(171,303	)*
Volcano Corp.	(6,400)	(122,688	)*
		(5,986,836)
Total Short Positions (Proceeds $(9,984,602))		(10,084,725)

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Insurance	$3,225,919	10.7%
Airlines	1,205,435	4.0%
Paper & Forest Products	644,415	2.2%
Capital Markets	627,760	2.1%
Specialty Retail	538,607	1.8%
Chemicals	497,916	1.7%
Construction & Engineering	451,812	1.5%
Hotels, Restaurants & Leisure	441,654	1.5%
Oil, Gas & Consumable Fuels	417,728	1.4%
Electric Utilities	395,967	1.3%
Health Care Providers & Services	333,544	1.1%
Communications Equipment	310,100	1.0%
Electronic Equipment, Instruments & Components	237,596	0.8%
Food & Staples Retailing	210,407	0.7%
Textiles, Apparel & Luxury Goods	206,927	0.7%
Diversified Telecommunication Services	174,129	0.6%
Software	165,248	0.6%
Food Products	164,273	0.5%
Marine	96,143	0.3%
Transportation Infrastructure	87,479	0.3%
Professional Services	84,201	0.3%
IT Services	73,016	0.2%
Consumer Finance	56,741	0.2%
Energy Equipment & Services	49,545	0.2%
Commercial Services & Supplies	48,906	0.2%
Metals & Mining	48,677	0.2%
Auto Components	46,537	0.1%
Short-Term Investments and Other Assets-Net	29,208,836	97.4%
Short Positions (see summary below)	(10,084,725)	(33.6)%
	$29,964,793	100.0%

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Real Estate Investment Trusts	$(3,121,341)	(10.4)%
Metals & Mining	(1,658,792)	(5.5)%
Oil, Gas & Consumable Fuels	(941,332)	(3.1)%
Machinery	(722,991)	(2.4)%
Commercial Services & Supplies	(484,184)	(1.6)%
Internet Software & Services	(379,450)	(1.3)%
Biotechnology	(345,662)	(1.2)%
Transportation Infrastructure	(302,994)	(1.0)%
Electric Utilities	(290,594)	(1.0)%
Real Estate Management & Development	(223,581)	(0.7)%
Household Durables	(172,125)	(0.6)%
Electronic Equipment, Instruments & Components	(171,303)	(0.6)%
Commercial Banks	(166,487)	(0.6)%
Multiline Retail	(148,507)	(0.5)%
Semiconductors & Semiconductor Equipment	(147,940)	(0.5)%
Electrical Equipment	(124,455)	(0.4)%
Health Care Equipment & Supplies	(122,688)	(0.4)%
Diversified Telecommunication Services	(121,535)	(0.4)%
Specialty Retail	(121,422)	(0.4)%
Communications Equipment	(104,273)	(0.3)%
Automobiles	(93,881)	(0.3)%
Internet & Catalog Retail	(64,496)	(0.2)%
Gas Utilities	(54,692)	(0.2)%
Total Common Stocks Sold Short	$(10,084,725)	(33.6)%

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS

1	PVH Corp.	2.5%
2	Brookfield Infrastructure Partners LP	2.0%
3	PetSmart, Inc.	1.8%
4	Enbridge, Inc.	1.8%
5	Delta Air Lines, Inc.	1.6%
6	DaVita HealthCare Partners, Inc.	1.5%
7	Weyerhaeuser Co.	1.4%
8	Genpact Ltd.	1.4%
9	Dunkin' Brands Group, Inc.	1.4%
10	Visa, Inc. Class A	1.3%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

1	IShares Russell Midcap Index Fund	(1.9)%
2	iShares Core S&P Small-Cap ETF	(0.9)%
3	Kohl's Corp.	(0.6)%
4	Sysco Corp.	(0.6)%
5	Marathon Petroleum Corp.	(0.5)%
6	iShares Russell 2000 Fund	(0.5)%
7	PG&E Corp.	(0.5)%
8	Consumer Discretionary Select Sector SPDR Fund	(0.5)%
9	SPDR S&P Retail ETF	(0.4)%
10	Motorola Solutions, Inc.	(0.4)%
	Number of Shares	Value†
Long Positions (84.7%)
Common Stocks (61.8%)
Aerospace & Defense (1.4%)
Boeing Co.	55,500	$7,242,750
Precision Castparts Corp.	65,000	16,474,250
		23,717,000
Air Freight & Logistics (0.5%)
United Parcel Service, Inc. Class B	76,300	7,495,712
Airlines (1.6%)
Delta Air Lines, Inc.	1,020,000	26,907,600	ØØ
Automobiles (0.7%)
General Motors Co.	327,500	12,101,125	*
Biotechnology (0.4%)
Vertex Pharmaceuticals, Inc.	95,400	6,805,836	*
Building Products (0.2%)
Ply Gem Holdings, Inc.	208,600	3,108,140	*
Capital Markets (0.9%)
BlackRock, Inc.	21,800	6,557,658
UBS AG	400,000	7,744,000	*
		14,301,658
	Number of Shares	Value†
Chemicals (0.5%)
Ashland, Inc.	84,200	$7,792,710
Commercial Banks (1.2%)
Fifth Third Bancorp	254,000	4,833,620
U.S. Bancorp	160,900	6,011,224
Wells Fargo & Co.	201,000	8,580,690
		19,425,534
Commercial Services & Supplies (0.9%)
Copart, Inc.	440,000	14,181,200	*
Communications Equipment (0.4%)
Cisco Systems, Inc.	231,500	5,208,750
Juniper Networks, Inc.	69,000	1,286,160	*
		6,494,910
Computers & Peripherals (1.4%)
Apple, Inc.	19,700	10,290,295
SanDisk Corp.	184,400	12,815,800
		23,106,095
Consumer Finance (0.1%)
SLM Corp.	62,000	1,572,940
Containers & Packaging (0.5%)
Mead Westvaco Corp.	239,400	8,343,090
	Number of Shares	Value†
Diversified Consumer Services (0.2%)
K12, Inc.	160,450	$2,933,026	*
Diversified Financial Services (1.8%)
Citigroup, Inc.	192,800	9,404,784
CME Group, Inc.	135,000	10,018,350
JPMorgan Chase & Co.	200,000	10,308,000
		29,731,134
Electric Utilities (2.8%)
Brookfield Infrastructure Partners LP	839,577	33,054,146	ØØ
Northeast Utilities	220,000	9,435,800
NRG Yield, Inc. Class A	130,000	4,604,600	*
		47,094,546
Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp. Class A	51,000	4,094,790
Health Care Equipment & Supplies (1.9%)
C.R. Bard, Inc.	140,000	19,070,800
MAKO Surgical Corp.	75,000	2,235,750	*

See Notes to Schedule of Investments

	Number of Shares	Value†
Sirona Dental Systems, Inc.	148,000	$10,693,000	*
		31,999,550
Health Care Providers & Services (1.9%)
Accretive Health, Inc.	906,000	7,483,560	*
DaVita HealthCare Partners, Inc.	439,500	24,704,295	*ØØ
		32,187,855
Hotels, Restaurants & Leisure (2.6%)
Arcos Dorados Holdings, Inc. Class A	560,000	6,742,400
Dunkin' Brands Group, Inc.	475,800	22,686,144
McDonald's Corp.	103,000	9,941,560
Wyndham Worldwide Corp.	43,700	2,901,680
		42,271,784
Household Durables (1.3%)
Lennar Corp. Class A	495,000	17,597,250
Newell Rubbermaid, Inc.	140,000	4,148,200
		21,745,450
Household Products (0.3%)
Procter & Gamble Co.	68,200	5,507,150
Independent Power Producers & Energy Traders (0.1%)
Brookfield Renewable Energy Partners LP	35,700	980,322
Internet & Catalog Retail (1.1%)
Vipshop Holdings Ltd. ADS‡‡	273,800	18,873,034	*ØØ
Internet Software & Services (2.1%)
eBay, Inc.	310,000	16,340,100	*
Facebook, Inc. Class A	127,500	6,408,150	*
Google, Inc. Class A	12,000	12,366,960	*
		35,115,210
	Number of Shares	Value†
IT Services (2.7%)
Genpact Ltd.	1,190,189	$23,601,448	*ØØ
Visa, Inc. Class A	111,600	21,948,372
		45,549,820
Machinery (0.5%)
Ingersoll- Rand PLC	125,000	8,441,250
Metals & Mining (1.7%)
ArcelorMittal	497,500	7,840,600
Steel Dynamics, Inc.	650,000	11,680,500
United States Steel Corp.	333,300	8,295,837
		27,816,937
Multi-Utilities (0.7%)
NiSource, Inc.	114,200	3,599,584
Wisconsin Energy Corp.	183,000	7,706,130
		11,305,714
Multiline Retail (0.4%)
Target Corp.	92,000	5,960,680
Oil, Gas & Consumable Fuels (7.1%)
Alpha Natural Resources, Inc.	1,230,000	8,610,000	*
Antero Resources Corp.	254,000	14,348,460	*
Athlon Energy, Inc.	466,000	15,331,400	*
Cabot Oil & Gas Corp.	334,400	11,811,008
Enbridge, Inc.	669,700	29,058,283	ØØ
Forest Oil Corp.	1,897,100	8,992,254	*
MarkWest Energy Partners LP	90,000	6,685,200
Peabody Energy Corp.	417,700	8,136,796
Pioneer Natural Resources Co.	24,000	4,914,720
Teekay Corp.	231,461	10,052,351
		117,940,472
Paper & Forest Products (0.5%)
International Paper Co.	180,800	8,065,488
	Number of Shares	Value†
Personal Products (0.6%)
Estee Lauder Cos., Inc. Class A	129,900	$9,217,704
Pharmaceuticals (1.4%)
Bristol-Myers Squibb Co.	360,000	18,907,200
Pfizer, Inc.	136,500	4,187,820
		23,095,020
Professional Services (1.4%)
Nielsen Holdings NV	345,000	13,606,800
Verisk Analytics, Inc. Class A	131,242	8,992,702	*
		22,599,502
Real Estate Investment Trusts (1.7%)
General Growth Properties, Inc.	215,000	4,564,450
Weyerhaeuser Co.	780,000	23,712,000	ØØ
		28,276,450
Real Estate Management & Development (0.9%)
Brookfield Asset Management, Inc. Class A	354,000	14,011,320
Brookfield Property Partners LP	74,214	1,429,362
		15,440,682
Road & Rail (1.1%)
Canadian Pacific Railway Ltd.	129,000	18,456,030
Semiconductors & Semiconductor Equipment (0.9%)
Altera Corp.	440,000	14,784,000
Software (1.1%)
Activision Blizzard, Inc.	651,000	10,832,640
MICROS Systems, Inc.	135,000	7,323,750	*
		18,156,390
Specialty Retail (4.9%)
Asbury Automotive Group, Inc.	268,860	12,918,723	*
Home Depot, Inc.	260,000	20,251,400

See Notes to Schedule of Investments

	Number of Shares	Value†
Monro Muffler Brake, Inc.	166,500	$7,659,000
PetSmart, Inc.	404,239	29,412,430	ØØ
Sally Beauty Holdings, Inc.	188,100	4,950,792	*
Tractor Supply Co.	89,000	6,350,150
		81,542,495
Textiles, Apparel & Luxury Goods (3.7%)
Lululemon Athetica, Inc.	65,700	4,536,585	*
Michael Kors Holdings Ltd.	160,000	12,312,000	*
PVH Corp.	329,000	40,983,530	ØØ
Wolverine World Wide, Inc.	54,700	3,158,378
		60,990,493
Thrifts & Mortgage Finance (0.0%)
Essent Group Ltd.	37,500	637,500	*
Tobacco (0.5%)
Philip Morris International, Inc.	96,700	8,617,904
Transportation Infrastructure (1.1%)
Wesco Aircraft Holdings, Inc.	956,801	17,528,594	*
Water Utilities (1.2%)
American Water Works Co., Inc.	470,000	20,148,900
Wireless Telecommunication Services (0.7%)
SBA Communications Corp. Class A	131,300	11,484,811	*
Total Common Stocks (Cost $922,544,155)		1,023,944,237
Preferred Stocks (0.1%)
Automobiles (0.1%)
General Motors Co., Ser. B, 4.75%	16,200	831,384
	Number of Shares	Value†
Diversified Financial Services (0.0%)
Citigroup Capital XIII, 7.88%	2,600	$71,500
Total Preferred Stocks (Cost $667,279)		902,884
	Principal Amount
Corporate Debt Securities (13.7%)
Airlines (0.7%)
United Continental Holdings, Inc., Guaranteed Notes, 6.38%, due 6/1/2018	$11,685,000	12,123,188
Auto Manufacturers (0.5%)
Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	6,620,000	7,488,875
Auto Parts & Equipment (0.8%)
American Axle & Manufacturing, Inc., Guaranteed Notes, 6.63%, due 10/15/22	5,080,000	5,359,400
The Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	1,600,000	1,692,000
The Goodyear Tire & Rubber Co., Guaranteed Notes, 7.00%, due 5/15/22	5,730,000	6,159,750
		13,211,150
Building Materials (0.0%)
Masco	$100,000	$106,000
	Principal Amount	Value†
Corp., Senior Unsecured Notes, 5.95%, due 3/15/22
Coal (1.4%)
Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	9,511,000	9,796,330
Arch Coal, Inc., Guaranteed Notes, 7.00%, due 6/15/19	16,581,000	12,850,275
Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	650,000	494,812
		23,141,417
Computers (0.2%)
Apple, Inc., Senior Unsecured Notes, 3.85%, due 5/4/43	4,925,000	4,170,155
Diversified Financial Services (0.3%)
E*TRADE Financial Corp., Senior Unsecured Notes, 6.38%, due 11/15/19	1,490,000	1,594,300
E*TRADE Financial Corp., Senior Unsecured Notes, 6.75%, due 6/1/16	705,000	760,519
SLM Corp., Senior Unsecured Medium Term Notes, 6.00%, due, 1/25/17	100,000	108,750

See Notes to Schedule of Investments

	Principal Amount	Value†
SLM Corp., Senior Unsecured Notes, 5.50%, due 1/25/23	$3,050,000	$2,911,624
		5,375,193
Electric (0.8%)
DPL, Inc., Senior Unsecured Notes, 7.25%, due 10/15/21	12,335,000	12,828,400
Entertainment (0.0%)
Regal Entertainment Group, Guaranteed Notes, 9.13%, due 8/15/18	175,000	192,500
Food (0.0%)
Smithfield Foods, Inc., Senior Unsecured Notes, 6.63%, due 8/15/22	260,000	273,650
Healthcare-Services (0.9%)
CHS/ Community Health Systems, Inc., Guaranteed Notes, 7.13%, due 7/15/20	13,731,000	14,451,878
Iron—Steel (0.9%)
AK Steel Corp., Guaranteed Notes, 7.63%, due 5/15/20	9,657,000	8,643,015
United States Steel Corp., Senior Unsecured Notes, 7.38%, due 4/1/20	5,940,000	6,266,700
United States Steel Corp., Senior Unsecured Notes, 7.50%, due 3/15/22	175,000	183,313
		15,093,028
	Principal Amount	Value†
Media (1.4%)
Cable- vision Systems Corp., Senior Unsecured Notes, 5.88%, due 9/15/22	$10,159,000	$10,171,699
Cablevision Systems Corp., Senior Unsecured Notes, 7.75%, due 4/15/18	915,000	1,038,525
CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	7,305,000	6,866,700
CCO Holdings LLC, Guaranteed Notes, 6.63%, due 1/31/22	225,000	232,875
Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	5,245,000	5,599,037
		23,908,836
Oil & Gas (2.2%)
Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	690,000	753,825
EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	10,710,000	10,361,925
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	14,375,000	14,518,750
Plains Exploration & Production Co., Guaranteed Notes, 6.88%, due 2/15/23	200,000	221,500
	Principal Amount	Value†
Sand- Ridge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	$9,135,000	$9,683,100
SandRidge Energy, Inc., Guaranteed Notes, 8.75%, due 1/15/20	125,000	135,000
		35,674,100
Pipelines (0.8%)
KB Home, Guaranteed Notes, 7.00%, due 12/15/21	12,640,000	13,019,200
Retail (1.0%)
Best Buy Co., Inc., Senior Unsecured Notes, 5.50%, due 3/15/21	9,975,000	10,099,687
JC Penney Corp., Inc., Guaranteed Notes, 5.65%, due 6/1/20	8,386,000	6,258,052
JC Penney Corp., Inc., Guaranteed Notes, 5.75%, due 2/15/18	735,000	560,438
		16,918,177
Semiconductors (0.3%)
Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	4,405,000	4,614,238
Telecommunications (1.2%)
Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	1,700,000	1,793,500

See Notes to Schedule of Investments

	Principal Amount	Value†
Metro- PCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	$4,910,000	$5,192,325
Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	12,655,000	12,465,175
		19,451,000
Transportation (0.3%)
Swift Services Holdings, Inc., Secured Notes, 10.00%, due 11/15/18	4,355,000	4,877,600
Total Corporate Debt Securities (Cost $224,819,699)		226,918,585
	Contracts
Purchased Options (0.2%)
SPDR S&P 500 ETF Trust, Put, November 2013 @ 153	3,700	18,500
SPDR S&P 500 ETF Trust, Put, December 2013 @ 164	3,750	303,750
SPDR S&P 500 ETF Trust, Put, December 2013 @ 165	2,500	250,000
SPDR S&P 500 ETF Trust, Put, January 2014 @ 168	12,000	2,388,000
Total Options (Cost $6,027,325)		2,960,250
	Number of Shares
Short-Term Investments (8.9%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $147,978,056)	147,978,056	147,978,056	ØØ
	Number of Shares	Value†
Total Long Positions (84.7%) (Cost $1,302,036,514)		$1,402,704,012 ##
Cash, receivables and other assets, less liabilities (28.9%)		478,624,251 ‡‡±
Short Positions (see summary below) ((13.6)%)		(225,881,158)
Total Net Assets (100.0%)		$1,655,447,105
Short Positions ((13.6)%)
Common Stocks Sold Short (7.3%)‡
Auto Components (0.4%)
Standard Motor Products, Inc.	(178,415)	(6,451,486)
Capital Markets (0.3%)
Cohen & Steers, Inc.	(86,101)	(3,302,834)
Franklin Resources, Inc.	(45,900)	(2,472,174)
		(5,775,008)
Commercial Banks (0.3%)
First Horizon National Corp.	(419,900)	(4,471,935)
Communications Equipment (0.4%)
Motorola Solutions, Inc.	(111,100)	(6,945,972)
Electric Utilities (0.3%)
Southern Co.	(131,000)	(5,359,210)
Food & Staples Retailing (0.6%)
Sysco Corp.	(300,000)	(9,702,000)
Health Care Equipment & Supplies (0.0%)
ResMed, Inc.	(36)	(1,863)
Hotels, Restaurants & Leisure (0.6%)
Bloomin' Brands, Inc.	(232,900)	(5,829,487)*
Chuy's Holdings, Inc.	(93,593)	(3,519,097)*
		(9,348,584)
Internet Software & Services (0.4%)
ValueClick, Inc.	(338,600)	(6,504,506)*
Multi-Utilities (0.5%)
PG&E Corp.	(196,500)	(8,223,525)
	Number of Shares	Value†
Multiline Retail (0.7%)
Family Dollar Stores, Inc.	(30,000)	$(2,066,400)
Kohl's Corp.	(172,100)	(9,775,280)
		(11,841,680)
Oil, Gas & Consumable Fuels (0.8%)
HollyFrontier Corp.	(91,500)	(4,214,490)
Marathon Petroleum Corp.	(124,000)	(8,885,840)
		(13,100,330)
Professional Services (0.3%)
Dun & Bradstreet Corp.	(49,000)	(5,330,710)
Semiconductors & Semiconductor Equipment (0.8%)
Freescale Semiconductor Ltd.	(172,700)	(2,666,488)*
Lam Research Corp.	(79,000)	(4,284,170)*
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	(80,900)	(1,489,369)
Xilinx, Inc.	(105,000)	(4,769,100)
		(13,209,127)
Specialty Retail (0.9%)
Conn's, Inc.	(107,000)	(6,467,080)*
Sonic Automotive, Inc. Class A	(180,000)	(4,010,400)
Staples, Inc.	(265,000)	(4,271,800)
		(14,749,280)
Total Common Stocks Sold Short (Proceeds $(117,133,171))		(121,015,216)
Exchange Traded Funds Sold Short (6.3%)
Consumer Discretionary Select Sector SPDR Fund	(118,800)	(7,533,108)
Consumer Staples Select Sector SPDR Fund	(142,600)	(6,039,110)
Financial Select Sector SPDR Fund	(228,300)	(4,693,848)

See Notes to Schedule of Investments

	Number of Shares	Value†
iShares Core S&P Small-Cap ETF	(137,000)	$(14,167,170)
iShares MSCI Australia ETF	(101,000)	(2,693,670)
iShares MSCI Brazil Capped ETF	(71,900)	(3,605,785)
iShares MSCI Emerging Markets ETF	(102,800)	(4,364,888)
iShares Russell 2000 ETF	(78,500)	(8,574,555)
iShares Russell Mid-Cap ETF	(220,000)	(31,673,400)
iShares U.S. Real Estate ETF	(66,700)	(4,413,539)
Market Vectors Semiconductor ETF	(95,700)	(3,939,969)
SPDR S&P Retail ETF	(85,000)	(7,154,450)
Utilities Select Sector SPDR Fund	(155,000)	(6,012,450)
Total Exchange Traded Funds Sold Short (Proceeds $(94,574,512))		(104,865,942)
Total Short Positions (Proceeds $(211,707,683))		(225,881,158)

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Dynamic Real Return Fund ("Dynamic Real Return"), Neuberger Berman Flexible Select Fund ("Flexible Select"), Neuberger Berman Global Allocation Fund ("Global Allocation") and Neuberger Berman Long Short Fund ("Long Short") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, purchased option contracts, written option contracts and closed-end funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Sovereign Debt. Inputs used to value sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by obtaining valuations from an independent pricing service using the underlying index and stated LIBOR ("London Interbank Offered Rate") rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies, with the exception of closed-end funds, are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the New York Stock Exchange (the "NYSE"). Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. The Board has also approved the use of Interactive to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Dynamic Real Return
Investments:
Common Stocks^	$6,515,247	$—	$—	$6,515,247
Government Securities^	—	2,184,286	—	2,184,286
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,714,363	—	1,714,363
Mutual Funds	—	5,333,309	—	5,333,309
Exchange Traded Funds	233,713	—	—	233,713
Short-Term Investments	—	127,327	—	127,327
Total Investments	6,748,960	9,359,285	—	16,108,245
Flexible Select
Investments:
Common Stocks^	75,265,327	—	—	75,265,327
Preferred Stocks^	177,576	—	—	177,576
Exchange Traded Funds	58,955	—	—	58,955
Mutual Funds	11,167	5,975,624	—	5,986,791
Short-Term Investments	—	5,875,649	—	5,875,649
Total Investments	75,513,025	11,851,273	—	87,364,298
Global Allocation
Investments:
Common Stocks^	10,840,682	—	—	10,840,682
Short-Term Investments	—	17,208,391	—	17,208,391
Total Long Positions	10,840,682	17,208,391	—	28,049,073
Long Short
Investments:
Common Stocks^	1,023,944,237	—	—	1,023,944,237
Preferred Stocks^	902,884	—	—	902,884
Corporate Debt Securities^	—	226,918,585	—	226,918,585
Purchased Options	2,960,250	—	—	2,960,250
Short-Term Investments	—	147,978,056	—	147,978,056
Total Long Positions	1,027,807,371	374,896,641	—	1,402,704,012

^  The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2013:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Dynamic Real Return
Futures contracts (unrealized appreciation)	$9,763	$—	$—	$9,763
Total	$9,763	$—	$—	$9,763
Global Allocation
Forward contracts (unrealized appreciation)	$—	$8,225	$—	$8,225
Futures contracts (unrealized appreciation)	724,490	—	—	724,490
Total return swaps	—	527,596	—	527,596
Total	$724,490	$535,821	$—	$1,260,311

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2013:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Common Stocks Sold Short^	$(10,084,725)	$—	$—	$(10,084,725)
Total	$(10,084,725)	$—	$—	$(10,084,725)
Long Short
Common Stocks Sold Short^	$(121,015,216)	$—	$—	$(121,015,216)
Exchange Traded Funds Sold Short	(104,865,942)	—	—	(104,865,942)
Total	$(225,881,158)	$—	$—	$(225,881,158)

^  The Schedule of Investments provides information on the industry and/or country categorization for the portfolio.

	Level 1	Level 2	Level 3	Total
Dynamic Real Return
Futures contracts (unrealized depreciation)	$(23,941)	$—	$—	$(23,941)
Total	$(23,941)	$—	$—	$(23,941)
Global Allocation
Forward contracts (unrealized depreciation)	$—	$(3,565)	$—	$(3,565)
Futures contracts (unrealized depreciation)	(188,440)	—	—	(188,440)
Total	$(188,440)	$(3,565)	$—	$(192,005)
Long Short
Futures contracts (unrealized depreciation)	$(2,957,330)	$—	$—	$(2,957,330)
Option contracts	(2,306,000)	—	—	(2,306,000)
Total	$(5,263,330)	$—	$—	$(5,263,330)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

The Funds had no transfers between Levels 1 and 2 during the period ended October 31, 2013.

##  At October 31, 2013, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Real Return	$15,670,978	$813,641	$376,374	$437,267
Flexible Select	83,586,313	4,367,149	589,164	3,777,985
Global Allocation	26,778,337	1,609,293	338,557	1,270,736
Long Short	1,303,568,469	119,893,097	20,757,554	99,135,543

*  Security did not produce income during the last twelve months.

‡‡  At October 31, 2013, Long Short had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
SPDR S&P 500 ETF Trust, Put	2,000	155	December 2013	$(80,000)
SPDR S&P 500 ETF Trust, Put	12,000	160	January 2014	(1,116,000)
Vipshop Holdings Ltd. ADS, Call@	1,000	60	November 2013	(1,110,000)
				$(2,306,000)

@  This security is held in escrow by the custodian bank.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2013, these securities amounted to $12,384 or 0.1% of net assets for Dynamic Real Return.

È  All or a portion of this security is on loan.

ØØ  All or a portion of this security is segregated in connection with obligations for common stocks sold short and/or forward foreign currency contracts and/or total return swap contracts and/or financial futures contracts.

‡  At October 31, 2013, Global Allocation had deposited $10,321,344 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At October 31, 2013, Long Short had deposited $249,155,574 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short.

§  Affiliated issuer (see Note F of Notes to Financial Statements).

a  Principal amount is stated in the currency in which security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

NZD = New Zealand Dollar

SEK = Swedish Krona

±  See Note A-14 in the Notes to Financial Statements for the Funds' open positions in derivatives at October 31, 2013.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds

	DYNAMIC REAL RETURN FUND	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND
	October 31, 2013	October 31, 2013	October 31, 2013
Assets
Investments in securities, at value*† (Notes A and F)— see Schedule of Investments:
Unaffiliated issuers	$10,774,936	$81,388,674	$28,049,073
Affiliated issuers	5,333,309	5,975,624	—
	16,108,245	87,364,298	28,049,073
Cash	—	270	—
Foreign currency	18,064	38	174,969
Deposits with brokers for short sales (Note A-11)	—	—	10,321,344
Deposits with brokers for futures contracts (Note A-14)	31,076	—	1,153,918
Deposits with brokers for options purchased (Note A-14)	—	—	—
Dividends and interest receivable	36,100	74,879	12,799
Receivable for securities sold	—	161,955	—
Receivable for Fund shares sold	—	—	55,710
Receivable from Management—net (Note B)	—	14,425	6,786
Total return swaps, at value (Note A-14)	—	—	527,596
Cash collateral for securities loaned (Note A-12)	—	—	208,167
Receivable for variation margin (Note A-14)	2,182	—	—
Receivable for open forward foreign currency contracts (Note A-14)	—	—	8,225
Prepaid expenses and other assets	51,079	34,609	15,035
Total Assets	16,246,746	87,650,474	40,533,622
Liabilities
Investments sold short, at value (Note A) (proceeds $9,984,602 and $211,707,683, respectively)	—	—	10,084,725
Interest payable for short sales	—	—	11,661
Payable for collateral on securities loaned (Note A-12)	—	—	208,167
Payable to investment manager—net (Notes A & B)	5,949	42,615	16,930
Options contracts written, at value** (Note A-14)	—	—	—
Payable for securities purchased	22,727	104,768	—
Payable for Fund shares redeemed	—	—	55,423
Payable to administrator—net (Note B)	565	—	—
Payable to trustees	2,525	2,525	2,525
Payable for variation margin (Note A-14)	—	—	83,200
Payable for open forward foreign currency contracts (Note A-14)	—	—	3,565
Accrued expenses and other payables	72,660	59,502	102,633
Total Liabilities	104,426	209,410	10,568,829
Net Assets	$16,142,320	$87,441,064	$29,964,793
Net Assets consist of:
Paid-in capital	$15,742,141	$83,583,731	$27,143,469
Undistributed net investment income (loss)	157,407	134,668	1,798,541
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	(123,556)	(157,684)	(1,308,159)
Net unrealized appreciation (depreciation) in value of investments	366,328	3,880,349	2,330,942
Net Assets	$16,142,320	$87,441,064	$29,964,793
Net Assets
Institutional Class	15,933,412	87,187,689	17,234,003
Class A	106,060	145,920	7,863,644
Class C	102,848	107,455	4,867,146

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	DYNAMIC REAL RETURN FUND	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND
	October 31, 2013	October 31, 2013	October 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,534,272	8,076,561	1,482,214
Class A	10,246	13,536	679,907
Class C	10,000	10,000	425,782
Net Asset Value, offering and redemption price per share
Institutional Class	$10.38	$10.80	$11.63
Net Asset Value and redemption price per share
Class A	$10.35	$10.78	$11.57
Offering Price per share
Class A‡	$10.98	$11.44	$12.28
Net Asset Value and offering price per share
Class C^	$10.28	$10.75	$11.43
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$199,214
*Cost of Investments
Unaffiliated issuers	$10,357,591	$77,515,700	$26,687,133
Affiliated issuers	5,369,977	5,968,251	—
Total cost of investments	$15,727,568	$83,483,951	$26,687,133
Total cost of foreign currency	$18,225	$39	$174,192
**Premium received from options written	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds

LONG SHORT FUND
October 31, 2013
Assets
Investments in securities, at value*† (Note A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,402,704,012
Affiliated issuers	—
1,402,704,012
Cash	109,740
Foreign currency	—
Deposits with brokers for short sales (Note A-11)	249,155,574
Deposits with brokers for futures contracts (Note A-14)	5,430,040
Deposits with brokers for open option contracts (Note A-14)	234,150,000
Dividends and interest receivable	4,692,851
Receivable for securities sold	14,173,941
Receivable for Fund shares sold	13,326,830
Receivable from Management—net (Note B)	—
Total return swaps, at value (Note A-14)	—
Cash collateral for securities loaned (Note A-12)	—
Receivable for variation margin (Note A-14)	697,115
Receivable for open forward foreign currency contracts (Note A-14)	—
Prepaid expenses and other assets	53,494
Total Assets	1,924,493,597
Liabilities
Investments sold short, at value (Note A) (proceeds $9,984,602 and $211,707,683, respectively)	225,881,158
Interest payable for short sales	41,227
Payable for collateral on securities loaned (Note A-12)	—
Payable to investment manager—net (Notes A & B)	1,510,611
Options contracts written, at value** (Note A-14)	2,306,000
Payable for securities purchased	36,658,520
Payable for Fund shares redeemed	1,890,918
Payable to administrator—net (Note B)	444,539
Payable to trustees	2,525
Payable for variation margin (Note A-14)	—
Payable for open forward foreign currency contracts (Note A-14)	—
Accrued expenses and other payables	310,994
Total Liabilities	269,046,492
Net Assets	$1,655,447,105
Net Assets consist of:
Paid-in capital	$1,562,566,858
Undistributed net investment income (loss)	—
Distributions in excess of net investment income	(42,614)
Accumulated net realized gains (losses) on investments	9,440,708
Net unrealized appreciation (depreciation) in value of investments	83,482,153
Net Assets	$1,655,447,105
Net Assets
Institutional Class	1,038,235,934
Class A	502,063,979
Class C	115,147,192

See Notes to Financial Statements

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

LONG SHORT FUND
October 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	83,212,733
Class A	40,470,562
Class C	9,394,834
Net Asset Value, offering and redemption price per share
Institutional Class	$12.48
Net Asset Value and redemption price per share
Class A	$12.41
Offering Price per share
Class A‡	$13.17
Net Asset Value and offering price per share
Class C^	$12.26
†Securities on loan, at value:
Unaffiliated issuers	$—
*Cost of Investments
Unaffiliated issuers	$1,302,036,514
Affiliated issuers	—
Total cost of investments	$1,302,036,514
Total cost of foreign currency	$—
**Premium received from options written	$2,251,460

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds

	DYNAMIC REAL RETURN FUND	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND
	Period from December 19, 2012 (Commencement of Operations) to October 31, 2013	Period from May 31, 2013 (Commencement of Operations) to October 31, 2013	For the Year Ended October 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$134,141	$232,083	$163,053
Dividend income—affiliated issuers (Note F)	112,148	35,807	—
Interest and other income—unaffiliated issuers	52,598	—	2,101
Income from securities loaned—net (Note A-12)	—	—	1,484
Foreign taxes withheld	(347)	(1,885)	(4,493)
Total income	$298,540	$266,005	$162,145
Expenses:
Investment management fees (Note B)	74,446	89,570	188,319
Administration fees (Note B)	6,872	8,957	15,983
Administration fees (Note B):
Institutional Class	10,147	13,345	13,014
Class A	179	114	16,242
Class C	179	86	8,114
Distribution fees (Note B):
Class A	224	143	20,303
Class C	893	431	40,572
Shareholder servicing agent fees:
Institutional Class	2,514	2,637	1,445
Class A	1,653	1,568	2,531
Class C	1,644	1,555	1,234
Organization expense (Note A-8)	212,980	87,078	—
Audit fees	43,800	25,500	64,200
Custodian and accounting fees	50,056	35,933	119,334
Insurance expense	312	—	1,437
Legal fees	64,382	37,994	115,779
Registration and filing fees	33,373	20,775	65,615
Shareholder reports	12,000	10,000	5,004
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—
Trustees' fees and expenses	34,504	12,003	45,241
Short sales expense (Note A-11)	—	—	200,841
Miscellaneous	3,907	1,244	9,207
Total expenses	554,065	348,933	934,415
Expenses reimbursed by Management (Note B)	(448,882)	(221,357)	(465,982)
Investment management fees waived (Note A)	(25,313)	(2,692)	—
Expenses reduced by custodian fee expense offset arrangement (Note A-17)	—	—	(16)
Total net expenses	79,870	124,884	468,417
Net investment income (loss)	$218,670	$141,121	$(306,272)

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	DYNAMIC REAL RETURN FUND	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND
	Period from December 19, 2012 (Commencement of Operations) to October 31, 2013	Period from May 31, 2013 (Commencement of Operations) to October 31, 2013	For the Year Ended October 31, 2013
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(155,806)	(154,702)	1,113,331
Sales of investment securities of affiliated issuers	(32,681)	(8,784)	—
Sales of investment securities of unaffiliated issuers sold short	—	—	(294,133)
Forward foreign currency contracts	—	—	(122,198)
Foreign currency	(5,244)	(982)	9,256
Financial futures contracts	9,340	—	(1,343,311)
Options written	—	—	—
Total return swap contracts	—	—	2,067,585
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	417,345	3,872,974	1,323,211
Affiliated investment securities	(36,668)	7,373	—
Unaffiliated investment securities sold short	—	—	(283,278)
Forward foreign currency contracts	—	—	8,376
Foreign currency	(171)	2	1,494
Financial futures contracts	(14,178)	—	523,340
Options written	—	—	—
Total return swap contracts	—	—	612,628
Net gain (loss) on investments	181,937	3,715,881	3,616,301
Net increase (decrease) in net assets resulting from operations	$400,607	$3,857,002	$3,310,029
See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds

LONG SHORT FUND
For the Year Ended October 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,592,257
Dividend income—affiliated issuers (Note F)	—
Interest and other income—unaffiliated issuers	6,973,680
Income from securities loaned—net (Note A-12)	—
Foreign taxes withheld	(187,767)
Total income	$13,378,170
Expenses:
Investment management fees (Note B)	8,404,225
Administration fees (Note B)	434,354
Administration fees (Note B):
Institutional Class	411,790
Class A	437,817
Class C	94,940
Distribution fees (Note B):
Class A	547,271
Class C	474,700
Shareholder servicing agent fees:
Institutional Class	52,087
Class A	59,325
Class C	12,718
Organization expense (Note A-8)	—
Audit fees	29,750
Custodian and accounting fees	189,211
Insurance expense	12,866
Legal fees	109,036
Registration and filing fees	138,991
Shareholder reports	36,733
Repayment to Management of expenses previously assumed by Management (Note B)	323,680
Trustees' fees and expenses	45,241
Short sales expense (Note A-11)	2,048,013
Miscellaneous	25,550
Total expenses	13,888,298
Expenses reimbursed by Management (Note B)	—
Investment management fees waived (Note A)	—
Expenses reduced by custodian fee expense offset arrangement (Note A-17)	(48)
Total net expenses	13,888,250
Net investment income (loss)	$(510,080)

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

LONG SHORT FUND
For the Year Ended October 31, 2013
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	24,803,790
Sales of investment securities of affiliated issuers	—
Sales of investment securities of unaffiliated issuers sold short	(7,248,697)
Forward foreign currency contracts	—
Foreign currency	(8,122)
Financial futures contracts	(7,281,053)
Options written	162,542
Total return swap contracts	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	98,899,998
Affiliated investment securities	—
Unaffiliated investment securities sold short	(14,191,064)
Forward foreign currency contracts	—
Foreign currency	(14)
Financial futures contracts	(3,136,527)
Options written	(54,540)
Total return swap contracts	—
Net gain (loss) on investments	91,946,313
Net increase (decrease) in net assets resulting from operations	$91,436,233

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	DYNAMIC REAL RETURN FUND	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND
	Period from December 19, 2012 (Commencement of Operations) to October 31, 2013	Period from May 31, 2013 (Commencement of Operations) to October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$218,670	$141,121	$(306,272)	$(189,871)
Net realized gain (loss) on investments	(184,391)	(164,468)	1,430,530	530,075
Change in net unrealized appreciation (depreciation) of investments	366,328	3,880,349	2,185,771	(189,034)
Net increase (decrease) in net assets resulting from operations	400,607	3,857,002	3,310,029	151,170
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	—	—	(158,784)	(126,485)
Class A	—	—	(62,020)	(3,706)
Class C	—	—	(11,158)	(1,337)
Net realized gain on investments:
Institutional Class	—	—	—	(426,028)
Class A	—	—	—	(13,551)
Class C	—	—	—	(5,721)
Total distributions to shareholders	—	—	(231,962)	(576,828)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	17,050,189	85,284,877	10,290,119	15,325,607
Class A	102,500	135,504	8,890,938	9,666,922
Class C	103,500	100,000	2,951,761	2,100,306
Proceeds from reinvestment of dividends and distributions:
Institutional Class	—	—	157,181	552,345
Class A	—	—	51,292	17,256
Class C	—	—	10,926	7,058
Payments for shares redeemed:
Institutional Class	(1,511,161)	(1,936,319)	(3,857,972)	(12,348,482)
Class A	—	—	(5,368,301)	(6,391,944)
Class C	(3,315)	—	(726,293)	(9,541)
Net increase (decrease) from Fund share transactions	15,741,713	83,584,062	12,399,651	8,919,527
Net Increase (Decrease) in Net Assets	16,142,320	87,441,064	15,477,718	8,493,869
Net Assets:
Beginning of year	—	—	14,487,075	5,993,206
End of year	$16,142,320	$87,441,064	$29,964,793	$14,487,075
Undistributed net investment income (loss) at end of year	$157,407	$134,668	$1,798,541	$307,037
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

See Notes to Financial Statements

	LONG SHORT FUND
	Year Ended October 31, 2013	Period from December 29, 2011 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(510,080)	$105,627
Net realized gain (loss) on investments	10,428,460	659,165
Change in net unrealized appreciation (depreciation) of investments	81,517,853	1,964,300
Net increase (decrease) in net assets resulting from operations	91,436,233	2,729,092
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(107,714)	—
Class A	(36,085)	—
Class C	(1,288)	—
Net realized gain on investments:
Institutional Class	(787,269)	—
Class A	(315,555)	—
Class C	(37,516)	—
Total distributions to shareholders	(1,285,427)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	993,039,563	92,669,640
Class A	508,140,690	26,973,514
Class C	110,775,702	3,294,397
Proceeds from reinvestment of dividends and distributions:
Institutional Class	853,873	—
Class A	293,006	—
Class C	17,797	—
Payments for shares redeemed:
Institutional Class	(105,947,534)	(2,540,314)
Class A	(60,519,912)	(161,483)
Class C	(4,321,732)	—
Net increase (decrease) from Fund share transactions	1,442,331,453	120,235,754
Net Increase (Decrease) in Net Assets	1,532,482,259	122,964,846
Net Assets:
Beginning of year	122,964,846	—
End of year	$1,655,447,105	$122,964,846
Undistributed net investment income (loss) at end of year	$—	$106,349
Distributions in excess of net investment income at end of year	$(42,614)	$—

Notes to Financial Statements Alternative Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust. Global Allocation and Long Short are each non-diversified. Dynamic Real Return and Flexible Select are each diversified. Long Short had no operations until December 29, 2011, other than matters relating to its organization and its registration of shares under the 1933 Act. Dynamic Real Return had no operations until December 19, 2012, other than matters relating to its organization and its registration of shares under the 1933 Act. Flexible Select had no operations until May 31, 2013, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each of Global Allocation and Long Short to continue to, and the intention of each of Dynamic Real Return and Flexible Select to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. As of October 31, 2013, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: accounting for passive foreign investment company gains and losses, reclassification of gain or loss from certain closed futures contracts under IRC §988, foreign currency gains and losses, partnership basis adjustment, reclassification of partnership capital, non-deductible Rule 12b-1 fees, ordinary loss netting to reduce short term capital gains, return of capital distributions and the characterization of distributions from real estate investment trusts ("REITs"), rollforward of swap true-up from prior years, reclassification of short sale dividend expense, non-deductible excise taxes, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds and income recognized on total return swaps. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2013, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Dynamic Real Return	$428	$(61,263)	$60,835
Flexible Select	(331)	(6,453)	6,784
Global Allocation	—	2,029,738	(2,029,738)
Long Short	—	506,204	(506,204)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

	Distributions Paid From:
	Ordinary Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2013		2012		2013		2012		2013		2012		2013		2012		2013		2012
Dynamic Real Return	$—	(2)	$—		$—	(2)	$—		$—	(2)	$—		$—	(2)	$—		$—	(2)	$—
Flexible Select	—	(3)	—		—	(3)	—		—	(3)	—		—	(3)	—		—	(3)	—
Global Allocation	231,962		561,328		—		—		—		15,500		—		—		231,962		576,828
Long Short	1,285,427		—	(1)	—		—	(1)	—		—	(1)	—		—	(1)	1,285,427		—	(1)

(1)  Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(2)  Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(3)  Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Dynamic Real Return	$158,581	$—	$416,627	$(175,029)	$—	$400,179
Flexible Select	160,825	—	3,777,987	(55,388)	(26,091)	3,857,333
Global Allocation	2,427,035	—	1,671,533	(738,607)	(538,637)	2,821,324
Long Short	8,015,333	—	84,907,528	—	(42,614)	92,880,247

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, organizational expenses, open return of capital basis adjustments, partnership basis adjustments, REIT basis adjustments, passive losses from partnership investments, mark to market on certain forward contracts and futures contract transactions, mark to market on certain swap contract transactions, short sales settlement date loss deferral, deferral of current and prior year IRC §1092 straddle losses, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds and accrued but unrecognized income on total return swaps.

To the extent the Funds' net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2013, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Dynamic Real Return	$—	$175,029
Flexible Select	—	55,388
Global Allocation	104,885	633,722

6  Foreign taxes: Foreign taxes, if any, withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Organization expenses: Costs incurred by each of Dynamic Real Return and Flexible Select in connection with its organization, which amounted to $212,980 and $87,078, respectively, which is reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Funds and are excluded from the contractual expense limitation. As of October 31, 2013, Global Allocation had pledged cash in the amount of $10,321,344 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At October 31, 2013, Long Short had pledged cash in the amount of $249,155,574 to State Street to cover collateral requirements for borrowing in connection with securities sold short.

12  Security lending: Each of Global Allocation and Long Short, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2013, Global Allocation received net income under the securities lending arrangement of $1,484. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of October 31, 2013, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of October 31, 2013, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$199,214	$208,167

13  Investment company securities and exchange-traded funds: The Funds invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-16 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14  Derivative instruments: During the year ended October 31, 2013, the Funds' use of derivatives, as described below for each Fund, except for Flexible Select, was limited to total return swaps, financial futures contracts, forward foreign currency contracts, and written and purchased option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the year ended October 31, 2013, Global Allocation used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At October 31, 2013, the outstanding total return swap contracts for Global Allocation were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	$7,840,514	January 7, 2014	.763	%(2)	J.P. Morgan Global Government Bond Total Return Index Unhedged	$(3,826)	$32,235	$28,409
J.P. Morgan	13,415,831	January 15, 2014	(0.015	%)(3)	MSCI Daily Total Return Net World Index	87	499,100	499,187
Total						$(3,739)	$531,335	$527,596

(1)  The notional amount at period end is indicative of the volume throughout the period.

(2)  1 month LIBOR plus .59% at October 7, 2013.

(3)  1 month LIBOR minus .19% at October 14, 2013.

Financial futures contracts: During the period ended October 31, 2013, Dynamic Real Return entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2013, Global Allocation entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund's total return swaps, described above, to the benchmark indices. In addition, the Fund also utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. In addition, Global Allocation utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2013, Long Short entered into financial futures contracts on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At October 31, 2013, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Dynamic Real Return	December 2013	2 Australian Dollar/US Dollar Currency	Short	$(3,086)
Dynamic Real Return	December 2013	1 Euro Currency	Short	(3,828)
Dynamic Real Return	December 2013	1 German Euro Bond	Short	(6,030)
Dynamic Real Return	December 2013	2 New Zealand Dollar	Short	(2,723)
Dynamic Real Return	December 2013	3 Ultra Long US Treasury Bond	Short	(6,195)
Dynamic Real Return	December 2013	1 US Treasury Note, 2 Year	Short	(806)
Dynamic Real Return	December 2013	2 Canadian Currency	Long	(1,131)
Dynamic Real Return	December 2013	4 GBP Currency	Long	8,163
Dynamic Real Return	September 2015	1 Canada Bankers Acceptance, 3 Month	Long	550
Dynamic Real Return	December 2016	1Eurodollar, 90 Day	Long	1,050
Dynamic Real Return	December 2016	2 Sterling Interest Rate, 3 Month	Long	(142)
Total				$(14,178)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	December 2013	1 Australian Treasury Bond, 10 Year	Short	$(1,268)
Global Allocation	December 2013	19 Mini Japanese Government Bond, 10 Year	Short	(39,312)
Global Allocation	December 2013	9 Australian Dollar/US Dollar Currency	Short	(14,102)
Global Allocation	December 2013	8 Canadian Currency	Short	6,699
Global Allocation	December 2013	21 Euro STOXX 50 Index	Short	(40,597)
Global Allocation	December 2013	6 German Euro-Bond	Short	(24,194)
Global Allocation	December 2013	8 Japanese Yen	Short	(16,221)
Global Allocation	December 2013	27 Mini MSCI Emerging Markets Index	Short	(27,219)
Global Allocation	December 2013	3 S&P TSX 60 Index	Short	(22,136)
Global Allocation	November 2013	4 Hang Seng Index Future	Long	8,645
Global Allocation	December 2013	21 Government of Canada Bond, 10 Year	Long	33,950
Global Allocation	December 2013	9 Mini Japanese Government Bond, 10 Year	Long	18,539
Global Allocation	December 2013	3 Australian Dollar	Long	4,672
Global Allocation	December 2013	11 GBP Currency	Long	13,536
Global Allocation	December 2013	4 Canadian Dollar	Long	(3,391)
Global Allocation	December 2013	1 CHF Currency	Long	3,597
Global Allocation	December 2013	17 Euro Currency	Long	58,937
Global Allocation	December 2013	23 Euro STOXX 50 Index	Long	56,782
Global Allocation	December 2013	17 FTSE 100 Index	Long	31,584
Global Allocation	December 2013	6 German Euro Bond	Long	33,551
Global Allocation	December 2013	15 Japanese Yen	Long	30,242
Global Allocation	December 2013	14 UK Long Gilt Bond	Long	59,639
Global Allocation	December 2013	2 S&P TSX 60 Index	Long	14,744
Global Allocation	December 2013	65 S&P 500 E-Mini Index	Long	223,524
Global Allocation	December 2013	3 SPI 200 Index	Long	12,041
Global Allocation	December 2013	11 Topix Index	Long	6,161
Global Allocation	December 2013	29 US Treasury Note, 10 Year	Long	107,647
Total				$536,050
Long Short	December 2013	1,204 S&P 500 E-Mini Index	Short	$(2,947,094)
Long Short	December 2013	160 US Treasury Note, 10 Year	Short	(10,236)
Total				$(2,957,330)

During the period ended October 31, 2013, the average notional value of financial futures contracts was:

	Long positions	Short positions
Dynamic Real Return	$746,989	$(570,858)
Global Allocation	$34,885,536	$(20,519,704)
Long Short	$2,425,370	$(66,479,586)

At October 31, 2013, the notional value of financial futures contracts was:

	Long positions	Short positions
Dynamic Real Return	$1,465,706	$(1,368,804)
Global Allocation	$29,117,732	$(9,397,235)
Long Short	$—	$(125,787,700)

At October 31, 2013, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Dynamic Real Return	$31,076
Global Allocation	$1,153,918
Long Short	$5,430,040

Forward foreign currency contracts: During the year ended October 31, 2013, Global Allocation entered into forward foreign currency contracts to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

At October 31, 2013, open forward contracts for Global Allocation were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
1,218,073,869	Indonesian Rupiah	$106,317	J.P. Morgan	11/14/13	$107,877	$1,560
110,433,513	South Korean Won	102,662	J.P. Morgan	11/14/13	104,032	1,370
590,899	Polish Zloty	190,042	J.P. Morgan	11/14/13	191,720	1,678
10,441,965	New Taiwan Dollar	354,169	J.P. Morgan	11/14/13	355,493	1,324

Total	$5,932

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
322,741	Brazilian Real	$145,189	J.P. Morgan	11/14/13	$143,719	$1,470
23,280,304	Chilean Peso	46,181	J.P. Morgan	11/14/13	45,383	798
56,337	Czech Koruna	2,990	J.P. Morgan	11/14/13	2,965	25
35,330,208	Hungarian Forint	161,469	J.P. Morgan	11/14/13	162,176	(707)
1,643,674	Mexican Peso	124,590	J.P. Morgan	11/14/13	125,879	(1,289)
290,653	Singapore Dollar	232,569	J.P. Morgan	11/14/13	233,984	(1,415)
405,689	South African Rand	40,201	J.P. Morgan	11/14/13	40,355	(154)

Total	$(1,272)

For the year ended October 31, 2013, Global Allocation's investment in forward contracts had an average value of $3,638,216.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for Long Short for the year ended October 31, 2013. Written options transactions for the year ended October 31, 2013 were:

Long Short

	Number	Value When Written
Contracts outstanding 10/31/2012	—	$—
Contracts written	17,750	2,733,377
Contracts expired	—	—
Contracts exercised	—	—
Contracts closed	(2,750)	(481,917)
Contracts outstanding 10/31/2013	15,000	$2,251,460

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the year ended October 31, 2013. Purchased option transactions for Long Short for the year ended October 31, 2013 were:

Long Short

	Number	Value When Purchased
Contracts outstanding 10/31/2012	100	$21,650
Contracts purchased	35,505	7,651,849
Contracts expired	(12,680)	(1,584,201)
Contracts exercised	(250)	(15,606)
Contracts closed	(725)	(46,367)
Contracts outstanding 10/31/2013	21,950	$6,027,325

For the year ended October 31, 2013, Long Short had an average market value of $661,177 in purchased options and $(277,692) in written options.

At October 31, 2013, the Funds (except Flexible Select) had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

	Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Receivable/Payable for variation margin(2)	$1,600	$8,163	$—	$9,763
Total Value—Assets		$1,600	$8,163	$—	$9,763
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$527,596	$527,596
Futures contracts	Receivable/Payable for variation margin(2)	253,326	117,682	353,482	724,490
Forward contracts	Receivable for open forward foreign currency contracts	—	8,225	—	8,225
Total Value—Assets		$253,326	$125,907	$881,078	$1,260,311
Long Short
Option contracts purchased	Investments in securities, at value	$—	$—	$2,960,250	$2,960,250
Total Value—Assets		$—	$—	$2,960,250	$2,960,250
	Liability Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Receivable/Payable for variation margin(2)	$(13,173)	$(10,768)	$—	$(23,941)
Total Value—Liabilities		$(13,173)	$(10,768)	$—	$(23,941)
Global Allocation
Swap contracts	Total return swaps, at value(1)	$—	$—	$	$—
Futures contracts	Receivable/Payable for variation margin(2)	(64,773)	(33,714)	(89,953)	(188,440)
Forward contracts	Payable for open forward foreign currency contracts	—	(3,565)	—	(3,565)
Total Value—Liabilities		$(64,773)	$(37,279)	$(89,953)	$(192,005)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Long Short
Futures contracts	Receivable/Payable for variation margin(2)	$(10,236)	$—	$(2,947,094)	$(2,957,330)
Option contracts written	Option contracts written, at value	—	—	(2,306,000)	(2,306,000)
Total Value—Liabilities		$(10,236)	$—	$(5,253,094)	$(5,263,330)

(1)  "Swap contracts" reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of October 31, 2013, which is reflected in the Statements of Assets and Liabilities under the caption "Total return swaps, at value."

(2)  "Futures contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2013, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2013, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2013, was as follows:

Realized Gain (Loss)
Derivative Type	Statements of Operations Location	Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Net realized gain (loss) on: financial futures contracts	$(7,474)	$16,814	$—	$9,340
Total Realized Gain (Loss)		$(7,474)	$16,814	$—	$9,340
Global Allocation
Swap contracts	Net realized gain (loss) on: total return swap contracts	$—	$—	$2,067,585	$2,067,585
Futures contracts	Net realized gain (loss) on: financial futures contracts	(1,207,525)	(439,240)	303,454	(1,343,311)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(122,198)	—	(122,198)
Total Realized Gain (Loss)		$(1,207,525)	$(561,438)	$2,371,039	$602,076
Long Short
Futures contracts	Net realized gain (loss) on: financial futures contracts	$1,265,212	$—	$(8,546,265)	$(7,281,053)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(1,537,532)	(1,537,532)
Option contracts written	Net realized gain (loss) on: options written	—	—	162,542	162,542
Total Realized Gain (Loss)		$1,265,212	$—	$(9,921,255)	$(8,656,043)

Change in Appreciation (Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Total
Dynamic Real Return
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(11,574)	$(2,604)	$—	$(14,178)
Total Change in Appreciation (Depreciation)		$(11,574)	$(2,604)	$—	$(14,178)
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: total return swap contracts	$—	$—	$612,628	$612,628
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	201,150	47,955	274,235	523,340
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	8,376	—	—	8,376
Total Change in Appreciation (Depreciation)		$209,526	$47,955	$886,863	$1,144,344
Long Short
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$(10,236)	$—	$(3,126,291)	$(3,136,527)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(3,069,975)	(3,069,975)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	—	—	(54,540)	(54,540)
Total Change in Appreciation (Depreciation)		$(10,236)	$—	$(6,250,806)	$(6,261,042)

15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2013, Dynamic Real Return invested in the Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Floating Rate Income Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund (collectively the "Underlying Funds"). Through October 31, 2013, Flexible Select invested in the Neuberger Berman Core Bond Fund (an "Underlying Fund") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended October 31, 2013, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended October 31, 2013, income earned under this Arrangement on Dynamic Real Return's and Flexible Select's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended October 31, 2013, management fees waived and income earned under this Arrangement on Dynamic Real Return's and Flexible Select's investments in the Underlying Funds were as follows:

	Management fee waived	Income earned
Dynamic Real Return	$25,313	$112,148
Flexible Select	2,692	35,807

17  Expense offset arrangement: Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2013, the impact of this arrangement was a reduction of expenses of $0, $16 and $48 for Dynamic Real Return, Global Allocation and Long Short, respectively.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Dynamic Real Return pays Management a fee at the annual rate of 0.650% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million, 0.600% of the next $250 million, 0.575% of the next $250 million, 0.550% of the next $500 million, 0.525% of the next $2.5 billion, and 0.500% of the average daily net assets in excess of $4 billion. Flexible Select pays Management a fee at the annual rate of 0.600% of the first $250 million of the Fund's average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and 0.450% of the average daily net assets in excess of $4 billion. As of February 28, 2013, Global Allocation pays Management a fee at the annual rate of 0.650% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion. Prior to February 28, 2013 Global Allocation paid Management a fee at the annual rate of 0.900% of the first $1 billion of the Fund's average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Accordingly, for the period ended October 31, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.65% (0.43% after management fee waiver (See Note A-16)), 0.60% (0.58% after management fee waiver (See Note A-16), 0.71% and 1.16% of Dynamic Real Return's, Flexible Select's, Global Allocation's and Long Short's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and each Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, and, as of June 22, 2011 for Global Allocation and as of the commencement of operations for Dynamic Real Return, Flexible Select and Long Short, exclude dividend expenses relating to short sales as well as interest expenses relating to short sales for Dynamic Real Return and Flexible Select, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2013, repayments to Management under their contractual expense limitation agreements were as follows:

Long Short Institutional Class	$269,112
Long Short Class A	43,517
Long Short Class C	11,051

At October 31, 2013, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed In Fiscal Period Ending, October 31,
			2011	2012	2013
			Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2014	2015	2016
Dynamic Real Return Institutional Class	0.90%	10/31/15	$—	$—	$438,126	(4)
Dynamic Real Return Class A	1.26%	10/31/15	—	—	5,378	(4)
Dynamic Real Return Class C	2.01%	10/31/15	—	—	5,378	(4)
Flexible Select Institutional Class	0.85%	10/31/16	—	—	216,729	(6)
Flexible Select Class A	1.21%	10/31/16	—	—	2,426	(6)

				Expenses Reimbursed In Fiscal Period Ending, October 31,
				2011		2012		2013
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015		2016
Flexible Select Class C	1.96%		10/31/16	$—		$—		$2,202 (6)
Global Allocation Institutional Class	0.90	%(5)	10/31/16	894,111	(2)	342,304		253,136
Global Allocation Class A	1.26	%(5)	10/31/16	11,162	(2)	125,936		141,365
Global Allocation Class C	2.01	%(5)	10/31/16	6,919	(2)	19,134		71,481
Long Short Institutional Class	1.70%		10/31/16	—		—	(3)	—
Long Short Class A	2.06%		10/31/16	—		—	(3)	—
Long Short Class C	2.81%		10/31/16	—		—	(3)	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

(3)  Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(4)  Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(5)  Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

(6)  Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Dynamic Real Return and Global Allocation, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Flexible Select and Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Management, NBFI, and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of September 30, 2013, approximately 76% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 24% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Dynamic Real Return Class A	$—	$—	$—	$—
Dynamic Real Return Class C	—	33	—	—
Flexible Select Class A	—	—	—	—
Flexible Select Class C	—	—	—	—
Global Allocation Class A	11,227	—	—	—
Global Allocation Class C	—	860	—	—
Long Short Class A	145,995	—	—	—
Long Short Class C	—	28,940	—	—

Note C—Securities Transactions:

During the year ended October 31, 2013, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts, forward foreign currency contracts and option contracts) as follows:

	Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
Dynamic Real Return	$21,418,281	$—	$5,832,904	$—
Flexible Select	28,397,170	—	9,083,557	—
Global Allocation	15,696,029	16,270,881	11,138,661	10,169,985
Long Short	1,328,268,636	380,991,235	288,263,894	187,405,359

During the year ended October 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2013 and October 31, 2012 was as follows:

	For the Year Ended October 31, 2013				For the Year Ended October 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Dynamic Real Return
Institutional Class(2)	1,682,682	—	(148,410)	1,534,272	—	—	—	—
Class A(2)	10,246	—	—	10,246	—	—	—	—
Class C(2)	10,343	—	(343)	10,000	—	—	—	—
Flexible Select
Institutional Class(3)	8,265,459	—	(188,898)	8,076,561	—	—	—	—
Class A(3)	13,536	—	—	13,536	—	—	—	—
Class C(3)	10,000	—	—	10,000	—	—	—	—
Global Allocation
Institutional Class	951,702	14,913	(349,004)	617,611	1,526,708	58,760	(1,285,156)	300,312
Class A	832,046	4,880	(490,611)	346,315	962,595	1,841	(643,796)	320,640
Class C	278,048	1,044	(66,913)	212,179	209,308	756	(939)	209,125
Long Short
Institutional Class	83,663,403	76,375	(8,872,962)	74,866,816	8,577,855	—	(231,938)	8,345,917	(1)
Class A	43,047,040	26,279	(5,046,542)	38,026,777	2,458,443	—	(14,658)	2,443,785	(1)
Class C	9,454,741	1,606	(366,848)	9,089,499	305,335	—	—	305,335	(1)

(1)  Period from December 29, 2011 (Commencement of Operations) to October 31, 2012.

(2)  Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(3)  Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

Note E—Line of Credit:

At October 31, 2013, each Fund was a participant in a single committed, unsecured $300,000,000 ($200,000,000 prior to September 2013) line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2013. During the year ended October 31, 2013, none of the Funds utilized this line of credit.

At October 31, 2013, the Funds were participants in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2013. During September (inception of line of credit) and October 2013, none of the Funds utilized this line of credit.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2013	Value October 31, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Dynamic Real Return(2)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	—	84,322	—	84,322	$1,426,337	$—		$—
Neuberger Berman Floating Rate Income Fund Institutional Class	—	150,631	62,323	88,308	908,393	40,357		(11)
Neuberger Berman High Income Bond Fund Institutional Class	—	159,659	—	159,659	1,539,701	71,791		—
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	—	214,416	52,428	161,988	1,458,878	—	*	(32,670)
Total					$5,333,309	$112,148		$(32,681)
Flexible Select(3)
Neuberger Berman Core Bond Fund Institutional Class	—	609,160	33,048	576,112	$5,975,624	$35,807		$(8,784)

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(3)  Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

*  Security did not produce income during the last twelve months.

Note G—Recent Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statements. ASU 2011-11 is effective for Flexible Select as of October 31, 2013, however no additional disclosure was necessary.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08 on the Funds' financial statements, Management expects that the impact will be limited to additional financial statement disclosures.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return††
Dynamic Real Return Fund
Institutional Class
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.17	$0.21	$0.38	$—	$—	$—	$10.38	3.80	%**
Class A
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.14	$0.21	$0.35	$—	$—	$—	$10.35	3.50	%**
Class C
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.07	$0.21	$0.28	$—	$—	$—	$10.28	2.80	%**
Flexible Select Fund
Institutional Class
Period from 5/31/12013^ to 10/31/2013	$10.00	$0.04	$0.76	$0.80	$—	$—	$—	$10.80	8.00	%**
Class A
Period from 5/31/12013^ to 10/31/2013	$10.00	$0.02	$0.76	$0.78	$—	$—	$—	$10.78	7.80	%**
Class C
Period from 5/31/12013^ to 10/31/2013	$10.00	$(0.01)	$0.76	$0.75	$—	$—	$—	$10.75	7.50	%**

See Notes to Financial Highlights

	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Dynamic Real Return Fund
Institutional Class
Period from 12/19/2012^ to 10/31/2013	$15.9	4.55	%‡*	4.55	%‡Ø*	.69	%‡*	.69	%‡Ø*	1.92	%‡*	45	%**	45	%Ø**
Class A
Period from 12/19/2012^ to 10/31/2013	$0.1	6.99	%‡*	6.99	%‡Ø*	1.04	%‡*	1.04	%‡Ø*	1.59	%‡*	45	%**	45	%Ø**
Class C
Period from 12/19/2012^ to 10/31/2013	$0.1	7.76	%‡*	7.76	%‡Ø*	1.79	%‡*	1.79	%‡Ø*	.84	%‡*	45	%**	45	%Ø**
Flexible Select Fund
Institutional Class
Period from 5/31/12013^ to 10/31/2013	$87.2	1.97	%‡*	1.97	%‡Ø*	.83	%‡*	.83	%‡Ø*	.95	%‡*	20	%**	20	%Ø**
Class A
Period from 5/31/12013^ to 10/31/2013	$0.1	5.09	%‡*	5.09	%‡Ø*	1.19	%‡*	1.19	%‡Ø*	.57	%‡*	20	%**	20	%Ø**
Class C
Period from 5/31/12013^ to 10/31/2013	$0.1	6.71	%‡*	6.71	%‡Ø*	1.94	%‡*	1.94	%‡Ø*	(.18	%)‡*	20	%**	20	%Ø**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return††
Global Allocation Fund
Institutional Class
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$(0.15)	$11.63	14.56%
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$10.30	9.60%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$10.30	3.00%**
Class A
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$(0.12)	$11.57	14.15%
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$10.25	9.24%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$10.27	2.70%**
Class C
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$(0.04)	$11.43	13.30%
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$10.13	8.34%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$10.21	2.10%**
Long Short Fund
Institutional Class
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$(0.09)	$12.48	13.47%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$11.09	10.90%**
Class A
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$(0.09)	$12.41	13.08%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$11.06	10.60%**
Class C
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$(0.07)	$12.26	12.23%
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$10.99	9.90%**

See Notes to Financial Highlights

	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
10/31/2013	$17.2	3.23%	2.73%		1.48%		0.98%		(.85%)		187%	158%
10/31/2012	$8.9	5.01%	4.55%		1.68%		1.22%		(1.19%)		446%	423%
Period from 12/29/2010^ to 10/31/2011	$5.8	18.45%‡*	18.31	%‡*^^	1.36	%‡*	1.21	%‡*^^	(.95	%)‡*	268%**	216%**
Class A
10/31/2013	$7.9	3.58%	3.07%		1.84%		1.33%		(1.25%)		187%	158%
10/31/2012	$3.4	5.41%	4.93%		2.07%		1.59%		(1.48%)		446%	423%
Period from 12/29/2010^ to 10/31/2011	$0.1	22.01%‡*	21.63	%‡*^^	1.96	%‡*	1.58	%‡*^^	(1.64	%)‡*	268%**	216%**
Class C
10/31/2013	$4.9	4.35%	3.85%		2.59%		2.09%		(1.99%)		187%	158%
10/31/2012	$2.2	6.47%	6.03%		2.78%		2.34%		(2.26%)		446%	423%
Period from 12/29/2010^ to 10/31/2011	$0.0	25.07%‡*	24.87	%‡*^^	2.52	%‡*	2.33	%‡*^^	(2.12	%)‡*	268%**	216%**
Long Short Fund
Institutional Class
10/31/2013	$1,038.2	1.75%	1.60%		1.75	%§	1.60	%§	.10%		103%	52%
Period from 12/29/2011^ to 10/31/2012	$92.6	2.78%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	.40	%‡*	93%**	56%**
Class A
10/31/2013	$502.1	2.08%	1.94%		2.08	%§	1.94	%§	(.23%)		103%	52%
Period from 12/29/2011^ to 10/31/2012	$27.0	3.21%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	.05	%‡*	93%**	56%**
Class C
10/31/2013	$115.1	2.83%	2.68%		2.83	%§	2.68	%§	(1.00%)		103%	52%
Period from 12/29/2011^ to 10/31/2012	$3.4	4.34%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(.69	%)‡*	93%**	56%**

Notes to Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend Expenses on Securities Sold Short	Excluding Dividend Expenses on Securities Sold Short
	Year Ended October 31, 2013
Long Short Fund Institutional Class	1.69%	1.54%
Long Short Fund Class A	2.06%	1.92%
Long Short Fund Class C	2.81%	2.66%

*  Annualized.

**  Not annualized.

^^  As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  Dynamic Real Return and Flexible Select did not engage in short sales.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Alternative Funds and Shareholders of:
Neuberger Berman Dynamic Real Return Fund
Neuberger Berman Flexible Select Fund
Neuberger Berman Global Allocation Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Dynamic Real Return Fund, Neuberger Berman Flexible Select Fund and Neuberger Berman Global Allocation Fund, three of the series constituting the Neuberger Berman Alternative Funds (the "Funds"), including the schedules of investments, as of October 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Dynamic Real Return Fund, Neuberger Berman Flexible Select Fund and Neuberger Berman Global Allocation Fund at October 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Alternative Funds

We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Long Short Fund, a series of the Neuberger Berman Alternative Funds (the "Trust"), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Long Short Fund, as of October 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 17, 2013

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and/or Neuberger. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the date of the Fund's most recent public offering documents and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	54

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger, NBFI and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).
Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2014 you will receive information to be used in filing your 2013 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2013. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2013, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. Complete information regarding each Funds distributions during the calendar year 2013 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Dynamic Real Return	$246,164
Flexible Select	243,762
Global Allocation	163,053
Long Short	6,397,989

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to Neuberger Berman Global Allocation Fund and Neuberger Berman Long Short Fund (each, a "Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, Neuberger Berman LLC ("Neuberger") and Neuberger Berman Fixed Income LLC ("NBFI") have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. (Neuberger serves as sub-adviser for Neuberger Berman Long Short Fund, and NBFI serves as sub-adviser for Neuberger Berman Global Allocation Fund.)

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, Neuberger, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management, Neuberger, and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger or NBFI, as applicable; (2) the investment performance of the Fund compared to a relevant market index and/or a peer group of investment companies; (3) the costs of the services provided and profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, Neuberger, and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, Neuberger or NBFI, as applicable, who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, Neuberger's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management, Neuberger, or NBFI used brokers to execute Fund transactions that provide research and other services to Management, Neuberger, or NBFI and the types of benefits potentially derived from such services by Management, Neuberger, NBFI, the Funds and other clients of Management, Neuberger and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management, Neuberger, and NBFI, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the Funds. Because the Neuberger Berman Global Allocation Fund makes significant use of investment techniques that are not widely used by other funds in the NB fund family, the Board, prior to initially approving the Fund, received additional reports from Management regarding Management's programs for compliance and oversight of investment and operational risk, as well as other elements of the operational infrastructure, which the Board has continued to monitor.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, Neuberger and NBFI in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management, Neuberger and NBFI in this context.

With respect to investment performance, the Board considered information regarding each Fund's performance on both an absolute basis and relative to a relevant market index (or benchmark) and/or the average performance of its composite peer group of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of each Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's recent performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds. The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios for each Fund's peer group. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on the Funds during the review period. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided. With respect to Neuberger Berman Global Allocation Fund, the fee and expense comparisons discussed above were performed when the Fund was first considered by the Board.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Funds. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Funds, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger or NBFI, as applicable, could be expected to provide a high level of service to each Fund; that the performance of the each Fund was satisfactory; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in light of the benefits accruing to the Funds. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Agreements in prior years and on the Board's ongoing regular review of the Funds' performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Board Consideration of the Management and Sub-Advisory Agreements (Neuberger Berman Flexible Select Fund)

At a meeting held on February 26-27, 2013, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Flexible Select Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and Neuberger Berman LLC ("Neuberger Berman"), and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund.

To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus on specific areas relevant to the contract review.

The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management and Neuberger Berman.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger Berman; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger Berman, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger Berman who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board considered the scope and depth of the compliance programs of Management and Neuberger Berman. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board also noted the performance, over various periods, of a separate account that was managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger Berman or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee proposed to be paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. Where the Fund's proposed management fee was higher than the peer group mean and/or median for some classes, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether there were other accounts that were managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board compared the fees proposed to be charged to the Fund to the fees charged to any such accounts. The Board considered the appropriateness and reasonableness of any differences between the fees proposed to be charged to the Fund and any such accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger Berman could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0265 12/13

Neuberger Berman
Alternative Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Annual Report

October 31, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	9
CONSOLIDATED FINANCIAL STATEMENTS	14
CONSOLIDATED FINANCIAL HIGHLIGHTS/ PER SHARE DATA	27
Report of Independent Registered Public Accounting Firm	30
Directory	31
Trustees and Officers	32
Proxy Voting Policies and Procedures	40
Quarterly Portfolio Schedule	40
Board Consideration of the Management and Sub-Advisory Agreements	41

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the 12 months ended October 31, 2013. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio.

Overall, the commodity markets were weak during the reporting period. This was driven by a number of factors, including signs of moderating growth in China and certain other parts of the world, concerns regarding the U.S. fiscal cliff, sequestration and the debt ceiling, generally favorable weather conditions as well as geopolitical events. Precious metals and agricultural commodities posted the weakest results during the reporting period, whereas the energy sector (ex-natural gas) generated a positive return.

Our short- to medium-term outlook for commodities is somewhat mixed. Over the coming months, precious metals may become more attractively valued given their sharp decline over the last year. Still, a rebound will likely be driven by expectations for global growth and inflation, in our view. Our short-term forecast for the energy sector is somewhat more restrained given current supply/demand trends. That being said, we believe that commodities remain an important long-term investment opportunity and a way for investors to more thoroughly diversify their portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1Institutional Class generated a -8.43% total return for the 12 months ended October 31, 2013 and outperformed its benchmark, the Dow Jones-UBS Commodity Index, which posted a -12.21% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Most segments of the commodity market produced negative results during the reporting period. This was triggered by a number of factors, including concerns regarding global growth—especially in China—generally weak supply/demand trends, favorable weather conditions and shifting central bank monetary policy. Investor sentiment was also negatively impacted by a number of geopolitical issues. Against this backdrop, precious metals and agricultural commodities posted the weakest results. Energy (ex-natural gas) was the only major commodity sector to generate a positive return during the period—crude oil rose but natural gas declined.

The Fund's core strategy uses a systematic investment process to select portfolio weights that are projected to balance risk among each of the underlying individual commodities which aggregate into six major commodity sectors: energy, industrial metals, precious metals, agriculture, livestock and softs. Relative to the DJ-UBS Commodity Index, the Fund's overweight positions in Brent crude oil, gasoline, cocoa and lean hogs were beneficial to performance. The Fund's relative underweights in gold, corn, silver and natural gas were also beneficial.

The Fund's tactical strategy seeks to enhance performance by having tactical tilts toward or away from certain sectors. These tactical tilts are based on short- to medium-term factors including macroeconomics, supply/demand, the pricing relationships among commodities and the shape of the futures curve. The Fund's tactical positioning added value during the reporting period.1

As we look ahead to the end of the year and into 2014, we anticipate there will be limited upside to the energy complex as the recently built-in Syria premium appears to have faded and a pick-up in Libyan production is likely to balance the market. In our opinion precious metals may be in the best position for a rebound given their declines, but this is partially contingent on inflation expectations and economic growth.

Aside from mildly reducing our exposure to precious metals over the last few months, sector weights in the Fund have largely remained consistent. In the very near term, our tactical views reflect a cautious approach to agricultural commodities, which in the U.S. are generally in their harvesting period, and also to gold and silver within the precious metals sector. Meanwhile, the Fund is tactically positioned with a more favorable outlook toward other sectors, but positions may change during the coming months as market conditions evolve.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in money market mutual funds.

2

Risk Balanced Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments)
Asset-Backed Securities	4.9%
Corporate Debt Securities	46.6
U.S. Government Agency Securities	1.1
U.S. Treasury Securities	15.1
Short-Term Investments	32.3
Total	100.0%

PORTFOLIO BY INVESTMENT EXPOSURE

TO COMMODITY DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	18.1%
Energy	32.2
Industrial Metals	19.9
Livestock	11.8
Precious Metals	11.1
Softs	6.9
Total	100.0%

PERFORMANCE HIGHLIGHTS2

		Average Annual Total Return
	Inception	Ended 10/31/2013
	Date	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	-8.43%	-8.45%
Class A	08/27/2012	-8.84%	-8.79%
Class C	08/27/2012	-9.66%	-9.57%
With Sales Charge
Class A		-14.08%	-13.26%
Class C		-10.57%	-9.57%
Index
Dow Jones-UBS Commodity Index[1,3]		-12.21%	-11.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.59%, 1.95% and 2.70% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.12%, 1.48% and 2.23% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Risk Balanced Commodity Strategy Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1  Please see "Description of Index" on page 6 for a description of the index. Please note that the index does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  During the period from August 2012 through January 2013, the Fund was relatively small, which could have impacted performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

5

Description of Index

Dow Jones-UBS Commodity Index:

A rolling index composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which are traded on the London Metal Exchange (LME). Weighting is based on liquidity, or the relative amount of trading activity of a particular commodity; dollar-adjusted production data are secondary. All data used are averaged over a five-year period. The DJ-UBSCI is calculated on an excess return basis, reflecting only the return of its underlying commodity price movement. A total return index reflects the return on a fully collateralized investment of the index.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 10/31/13 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio
Neuberger Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$978.30	$5.49	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class A	$1,000.00	$976.10	$7.27	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class C	$1,000.00	$971.60	$10.98	2.21%	$1,000.00	$1,014.06	$11.22	2.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A-1 of Notes to Consolidated Financial Statements) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

8

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (14.1%)
$500,000	U.S. Treasury Notes, 4.25%, due 11/15/13	$500,762
250,000	U.S. Treasury Notes, 1.00%, due 5/15/14	251,192
1,500,000	U.S. Treasury Notes, 1.75%, due 3/31/14	1,510,078
4,500,000	U.S. Treasury Notes, 1.25%, due 3/15/14	4,518,985
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $6,781,792)	6,781,017
U.S. Government Agency Securities (1.0%)
250,000	Federal National Mortgage Association, Notes, 0.15%, due 6/20/14	250,078	µ
250,000	Federal Farm Credit Banks, Bonds, 0.20%, due 3/13/15	250,001	µ
	Total U.S. Government Agency Securities (Cost $500,131)	500,079
Asset-Backed Securities (4.6%)
275,000	Honda Auto Receivables Owner Trust, Ser. 2013-3, Class A2, 0.54%, due 1/15/16	275,424
665,000	Hyundai Auto Receivables Trust, Ser. 2013-C, Class A2, 0.57%, due 6/15/16	665,547
480,253	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.35%, due 11/23/22	478,548	µ
800,000	World Omni Auto Receivables Trust, Ser. 2013-B, Class A2, 0.48%, due 11/15/16	800,097
	Total Asset-Backed Securities (Cost $2,218,220)	2,219,616
Corporate Debt Securities (43.5%)
Aerospace & Defense (0.8%)
375,000	United Technologies Corp., Senior Unsecured Notes, 0.53%, due 12/2/13	375,098	µ
Auto Manufacturers (2.3%)
520,000	Daimler Finance N.A. LLC, Guaranteed Notes, 6.50%, due 11/15/13	520,883
540,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 0.64%, due 1/17/14	540,700	µ
45,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 0.55%, due 5/17/16	45,102	µ
		1,106,685
Banks (14.8%)
190,000	Bank of Montreal, Senior Unsecured Medium-Term Notes, 0.76%, due 7/15/16	190,975	µ
700,000	Bank of Nova Scotia, Senior Unsecured Notes, 1.28%, due 1/12/15	708,229	µ
300,000	Barclays Bank PLC, Senior Unsecured Notes, 1.28%, due 1/13/14	300,584	µ
400,000	Credit Suisse New York, Senior Unsecured Notes, 1.20%, due 1/14/14	400,710	µ
350,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 1.27%, due 2/7/14	350,676	µ
865,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 0.69%, due 4/23/15	866,714	µ
500,000	Mellon Funding Corp., Guaranteed Notes, 0.41%, due 5/15/14	500,213	µ
395,000	National Australia Bank Ltd., Senior Unsecured Notes, 0.79%, due 7/25/16	396,081	µ
100,000	Rabobank Nederland, Bank Guaranteed Notes, 1.85%, due 1/10/14	100,319
750,000	Rabobank Nederland, Bank Guaranteed Medium-Term Notes, 0.59%, due 4/14/14	751,145	µ
600,000	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 0.94%, due 10/30/14	604,076	µ
50,000	Royal Bank of Canada, Senior Unsecured Medium-Term Notes, Ser. 1, 0.54%, due 4/17/14	50,068	µ
450,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 0.72%, due 9/23/16	450,905	µ
575,000	Wells Fargo & Co., Senior Unsecured Notes, 1.17%, due 6/26/15	581,674	µ
850,000	Westpac Banking Corp., Senior Unsecured Notes, 1.01%, due 9/25/15	859,262	µ
		7,111,631

See Notes to Schedule of Investments

9

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Beverages (1.9%)
$550,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 0.79%, due 1/27/14	$550,708	µ
35,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 0.60%, due 7/14/14	35,076	µ
330,000	Coca-Cola Co., Senior Unsecured Notes, 0.24%, due 3/5/15	329,747	µ
		915,531
Computers (3.0%)
455,000	Apple, Inc., Senior Unsecured Notes, 0.29%, due 5/3/16	454,436	µ
985,000	International Business Machines Corp., Senior Unsecured Notes, 0.27%, due 7/29/15	984,659	µ
		1,439,095
Cosmetics—Personal Care (0.3%)
154,000	Procter & Gamble Co., Senior Unsecured Notes, 0.19%, due 2/6/14	153,970	µ
Diversified Financial Services (5.9%)
425,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, 1.36%, due 6/12/15	431,341	µ
84,000	American Express Credit Corp., Senior Unsecured Notes, 1.10%, due 6/24/14	84,401	µ
215,000	American Honda Finance Corp., Senior Unsecured Notes, 0.74%, due 10/7/16	215,809	µ
1,060,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 0.89%, due 7/12/16	1,065,694	µ
200,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 0.37%, due 12/20/13	200,042	µ
100,000	John Deere Capital Corp., Senior Unsecured Notes, 0.39%, due 4/25/14	100,091	µ
510,000	John Deere Capital Corp., Senior Unsecured Notes, 0.37%, due 6/15/15	510,514	µ
210,000	John Deere Capital Corp., Senior Unsecured Notes, 0.54%, due 10/11/16	210,248	µ
		2,818,140
Insurance (0.9%)
50,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.57%, due 1/10/14	50,038	µ
400,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 0.96%, due 8/15/14	402,335	µ
		452,373
Machinery—Construction & Mining (0.9%)
50,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.41%, due 8/27/14	50,071	µ
400,000	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 0.50%, due 2/26/16	400,288	µ
		450,359
Media (0.1%)
65,000	Walt Disney Co., Senior Unsecured Medium-Term Notes, 0.25%, due 2/11/15	65,001	µ
Mining (0.9%)
440,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 0.50%, due 9/30/16	440,513	µ
Oil & Gas (2.2%)
565,000	BP Capital Markets PLC, Guaranteed Notes, 0.88%, due 12/6/13	565,359	µ
50,000	BP Capital Markets PLC, Guaranteed Notes, 0.86%, due 3/11/14	50,102	µ
425,000	Occidental Petroleum Corp., Senior Unsecured Notes, 1.45%, due 12/13/13	425,516
		1,040,977

See Notes to Schedule of Investments

10

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Pharmaceuticals (4.7%)
$645,000	GlaxoSmithKline Capital, Inc., Guaranteed Notes, 4.38%, due 4/15/14	$656,380
105,000	Johnson & Johnson, Senior Unsecured Notes, 0.35%, due 5/15/14	105,101	µ
150,000	Johnson & Johnson, Senior Unsecured Notes, 1.20%, due 5/15/14	150,674
290,000	Merck & Co., Inc., Senior Unsecured Notes, 0.45%, due 5/18/16	290,870	µ
1,065,000	Sanofi, Senior Unsecured Notes, 0.56%, due 3/28/14	1,066,507	µ
		2,269,532
Retail (2.6%)
378,000	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	380,111
450,000	Target Corp., Senior Unsecured Notes, 0.42%, due 7/18/14	450,837	µ
425,000	Wal-Mart Stores, Inc., Senior Unsecured Notes, 1.63%, due 4/15/14	427,847
		1,258,795
Telecommunications (2.1%)
550,000	Cisco Systems, Inc., Senior Unsecured Notes, 0.50%, due 3/14/14	550,638	µ
455,000	Verizon Communications, Inc., Senior Unsecured Notes, 0.86%, due 3/28/14	455,785	µ
		1,006,423
Transportation (0.1%)
45,000	Canadian National Railway Co., Senior Unsecured Notes, 0.44%, due 11/6/15	44,982	µØ
	Total Corporate Debt Securities (Cost $20,934,451)	20,949,105
Short-Term Investments (30.1%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government(a)(19.5%)
450,000	U.S. Treasury Bills, Disc. Notes, 0.00%, due 11/7/13	449,999
750,000	U.S. Treasury Bills, Disc. Notes, 0.01%, due 11/21/13	749,989
400,000	U.S. Treasury Bills, Disc. Notes, 0.01%, due 12/5/13	399,986
250,000	U.S. Treasury Bills, Disc. Notes, 0.02%, due 12/19/13	249,988
1,250,000	U.S. Treasury Bills, Disc. Notes, 0.02%, due 12/26/13	1,249,924
4,525,000	U.S. Treasury Bills, Disc. Notes, 0.02%-0.03%, due 1/9/14	4,524,737
1,750,000	U.S. Treasury Bills, Disc. Notes, 0.03%, due 1/30/14	1,749,835
		9,374,458
NUMBER OF SHARES
Money Market Fund (10.6%)
5,130,595	State Street Institutional Government Money Market Fund Institutional Class	5,130,595	ØØ††
	Total Short-Term Investments (Cost $14,504,850)	14,505,053
	Total Investments (93.3%) (Cost $44,939,444)	44,954,870	##
	Cash, receivables and other assets, less liabilities (6.7%)	3,225,923	±
	Total Net Assets (100.0%)	$48,180,793

See Notes to Schedule of Investments

11

Notes to Consolidated Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

The value of commodity futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in money market funds are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

12

Notes to Consolidated Schedule of Investments (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$6,781,017	$—	$6,781,017
U.S. Government Agency Securities	—	500,079	—	500,079
Asset-Backed Securities	—	2,219,616	—	2,219,616
Corporate Debt Securities^	—	20,949,105	—	20,949,105
Short-Term Investments^	—	14,505,053	—	14,505,053
Total Investments	$—	$44,954,870	$—	$44,954,870

^  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized appreciation)	$639,652	$—	$—	$639,652
Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(878,082)	$—	$—	$(878,082)

##  At October 31, 2013, the cost of investments for U.S. federal income tax purposes was $44,939,444. Gross unrealized appreciation of investments was $18,749 and gross unrealized depreciation of investments was $3,323, resulting in net unrealized appreciation of $15,426 based on cost for U.S. federal income tax purposes.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2013, these securities amounted to $44,982.

ØØ  All or a portion of this security is segregated in connection with obligations for commodity futures contracts and when-issued security purchase commitments.

††  A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd., (the "Subsidiary") a wholly-owned subsidiary of the Fund. See Note A-1 of the Notes to Consolidated Financial Statements.

(a)  Interest rate represents discount rate at time of purchase, not a coupon rate.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2013, and their final maturity dates.

±  See Note A-11 in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at October 31, 2013.

See Notes to Financial Statements

13

Consolidated Statement of Assets and Liabilities*

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
October 31, 2013
Assets
Investments in securities, at value** (Notes A)—see Schedule of Investments:
Unaffiliated issuers	$44,954,870
Cash	1,000,000
Deposits with brokers for futures contracts (Note A-11)	2,825,540
Dividends and interest receivable	61,385
Receivable for Fund shares sold	60,511
Receivable from Management—net (Note B)	7,349
Prepaid expenses and other assets	26,643
Total Assets	48,936,298
Liabilities
Payable for securities purchased	45,000
Payable for Fund shares redeemed	13,386
Payable for variation margin (Note A-11)	536,621
Payable to investment manager—net (Note B)	28,719
Payable to trustees	2,525
Accrued expenses and other payables	129,254
Total Liabilities	755,505
Net Assets	$48,180,793
Net Assets consist of:
Paid-in capital	$48,579,787
Undistributed net investment income (loss)	(175,990)
Net unrealized appreciation (depreciation) in value of investments	(223,004)
Net Assets	$48,180,793
Net Assets
Institutional Class	$9,563,396
Class A	35,036,791
Class C	3,580,606
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,061,917
Class A	3,907,913
Class C	403,030
Net Asset Value, offering and redemption price per share
Institutional Class	$9.01
Net Asset Value and redemption price per share
Class A	$8.97
Offering Price per share
Class A‡	$9.52
Net Asset Value and offering price per share
Class C^	$8.88
**Cost of Investments	$44,939,444

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

14

Consolidated Statement of Operations*

Neuberger Berman Alternative Funds
RISK BALANCED COMMODITY STRATEGY FUND
For the Year Ended October 31, 2013
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$33,095
Foreign taxes withheld	(26)
Total income	$33,069
Expenses:
Investment management fees (Note B)	130,544
Administration fees (Note B)	11,189
Administration fees (Note B):
Institutional Class	6,616
Class A	20,187
Class C	2,411
Distribution fees (Note B):
Class A	25,233
Class C	12,055
Shareholder servicing agent fees:
Institutional Class	748
Class A	1,959
Class C	1,468
Subsidiary administration fees (Note B)	50,034
Audit fees	85,600
Custodian and accounting fees	51,302
Insurance expense	142
Legal fees	177,764
Registration and filing fees	76,029
Shareholder reports	8,990
Trustees' fees and expenses	45,241
Miscellaneous	4,904
Total expenses	712,416
Expenses reimbursed by Management (Note B)	(457,456)
Expenses reduced by custodian fee expense offset arrangement (Note A-13)	(2)
Total net expenses	254,958
Net investment income (loss)	$(221,889)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,726
Commodity futures contracts	26,297
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	15,341
Commodity futures contracts	(202,854)
Net gain (loss) on investments	(159,490)
Net increase (decrease) in net assets resulting from operations	$(381,379)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

15

Consolidated Statements of Changes in Net Assets*

Neuberger Berman Alternative Funds

	RISK BALANCED COMMODITY STRATEGY FUND
	Year Ended October 31, 2013	Period from August 27, 2012 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(221,889)	$(9,258)
Net realized gain (loss) on investments	28,023	(52,003)
Change in net unrealized appreciation (depreciation) of investments	(187,513)	(35,491)
Net increase (decrease) in net assets resulting from operations	(381,379)	(96,752)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	11,363,372	5,069,219
Class A	38,040,599	129,263
Class C	3,611,986	100,000
Payments for shares redeemed:
Institutional Class	(6,261,561)	—
Class A	(3,247,163)	—
Class C	(146,791)	—
Net increase (decrease) from Fund share transactions	43,360,442	5,298,482
Net Increase (Decrease) in Net Assets	42,979,063	5,201,730
Net Assets:
Beginning of year	5,201,730	—
End of year	$48,180,793	$5,201,730
Undistributed net investment income (loss) at end of year	$(175,990)	$(775)

*  See Notes A-1 and A-2 of the Notes to Consolidated Financial Statements.

See Notes to Financial Statements

16

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of its shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2013, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$7,833,888	16.3%

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

4  Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

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6  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior fiscal period. As of October 31, 2013, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its gross income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's gross income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, non-deductible Rule 12b-1 fees, ordinary loss netting to reduce short term capital gains and Subsidiary income, gain (loss) and expense adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(18,651)	$46,674	$(28,023)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$15,426	$(175,267)	$(239,153)	$(398,994)

The difference between book basis and tax basis distributable earnings is primarily due to organizational expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2013,
18

the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Late-Year Ordinary Loss Deferral
$175,267

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Foreign taxes: Foreign taxes, if any, withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the year ended October 31, 2013, the Fund's use of derivatives was limited to commodity futures contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Commodity futures contracts: During the year ended October 31, 2013, the Fund entered into commodity futures contracts (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the commodity futures

19

contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures contracts. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterpary in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterpary to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At October 31, 2013, open positions in commodity futures contracts(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
November 2013	35 Lead	Long	$76,800
November 2013	16 Nickel	Long	53,836
November 2013	42 Premium High Grade Aluminum	Long	(28,848)
November 2013	46 Zinc	Long	28,420
December 2013	38 Lead	Long	(561)
December 2013	20 Nickel	Long	83,608
December 2013	43 Premium High Grade Aluminum	Long	7,569
December 2013	40 Zinc	Long	22,199
January 2014	29 Cattle Feeder	Long	(3,475)
January 2014	37 Lead	Long	66,028
January 2014	20 Nickel	Long	72,868
January 2014	11 Platinum	Long	(42,435)
January 2014	46 Premium High Grade Aluminum	Long	2,889
January 2014	46 Zinc	Long	28,695
February 2014	32 Gas Oil	Long	(21,031)
February 2014	22 Gasoline RBOB	Long	(20,683)
February 2014	23 Gold 100 Oz.	Long	(42,163)
February 2014	37 Lead	Long	(6,478)
February 2014	38 Lean Hogs	Long	35,169
February 2014	36 Live Cattle	Long	10,717
February 2014	36 Natural Gas	Long	(22,795)
February 2014	20 New York Harbor ULSD	Long	(19,207)
February 2014	17 Nickel	Long	381

20

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
February 2014	41 Premium High Grade Aluminum	Long	$(19,028)
February 2014	31 WTI Crude	Long	4,083
February 2014	42 Zinc	Long	(5,842)
March 2014	32 Brent Crude Oil	Long	(18,832)
March 2014	25 Cocoa	Long	15,164
March 2014	15 Coffee 'C'	Long	(43,093)
March 2014	26 Copper	Long	(16,571)
March 2014	25 Cotton No. 2	Long	(81,570)
March 2014	109 Corn	Long	(149,850)
March 2014	14 Silver	Long	2,887
March 2014	36 Soybean	Long	(18,350)
March 2014	17 Soybean Meal	Long	(7,200)
March 2014	19 Soybean Oil	Long	(3,032)
March 2014	51 Sugar 11	Long	78,633
March 2014	40 Wheat	Long	(14,634)
March 2014	44 Wheat	Long	25,860
November 2013	35 Lead	Short	(493)
November 2013	16 Nickel	Short	(67,802)
November 2013	425 Premium High Grade Aluminum	Short	(12,373)
November 2013	46 Zinc	Short	(31,074)
December 2013	38 Lead	Short	(68,842)
December 2013	20 Nickel	Short	(73,352)
December 2013	43 Premium High Grade Aluminum	Short	(4,975)
December 2013	40 Zinc	Short	(27,689)
January 2014	37 Lead	Short	1,196
January 2014	20 Nickel	Short	(5,804)
January 2014	46 Premium High Grade Aluminum	Short	21,006
January 2014	46 Zinc	Short	1,644
			$(238,430)

(1)  Commodity futures are held by the Subsidiary. See Note A-1 of the Notes to Financial Statements.

During the year ended October 31, 2013, the average notional value of commodity futures contracts was $25,691,142 for long positions and $(6,874,528) for short positions.

The notional value of commodity futures contracts at October 31, 2013 was $71,705,900 for long positions and $(23,305,339) for short positions.

At October 31, 2013, the Fund had deposited $2,825,540 in a segregated account to cover margin requirements on open futures contracts.

21

At October 31, 2013, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$639,652	Receivable/Payable for
Total Value	$639,652	variation margin(1)

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
Futures Contracts	$(878,082)	Receivable/Payable for
Total Value	$(878,082)	variation margin(1)

(1)  "Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2013, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2013, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2013, was as follows:

Realized Gain (Loss)
	Commodity Risk	Consolidated Statement of Operations Location
Futures Contracts	$26,297	Net realized gain (loss) on: commodity
Total Realized Gain (Loss)	$26,297	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
Futures Contracts	$(202,854)	Change in net unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$(202,854)	commodity futures contracts

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2013, the impact of this arrangement was a reduction of expenses of $2.

22

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the year ended October 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2013, these Subsidiary expenses amounted to $122,786.

During the year ended October 31, 2013, there was no repayment to Management under this agreement.

23

At October 31, 2013, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed In Fiscal Period Ending, October 31,
			2012		2013
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2015		2016
Institutional Class	1.10%	10/31/16	$518,969	(2)	$190,694
Class A	1.46%	10/31/16	13,769	(2)	236,827
Class C	2.21%	10/31/16	12,521	(2)	29,935

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of September 30, 2013, approximately 76% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 24% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

24

For the year ended October 31, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$248	$—	$—	$—
Class C	—	548	—	—

Note C—Securities Transactions:

During the year ended October 31, 2013, there were purchase and sale transactions (excluding commodity futures contracts and short-term investments) of $14,477,065 and $195,345, respectively.

Note D—Fund Share Transactions:

Share activity for the year ended October 31, 2013 and for the period ended October 31, 2012 was as follows:

	For the Year Ended October 31, 2013			For the Period Ended October 31, 2012(1)
	Shares Sold	Shares Redeemed	Total	Shares Sold	Total
Institutional Class	1,230,011	(673,603)	556,408	505,509	505,509
Class A	4,253,041	(358,029)	3,895,012	12,901	12,901
Class C	409,240	(16,210)	393,030	10,000	10,000

(1)  Period from August 27, 2012 (Commencement of Operations) to October 31, 2012.

At October 31, 2013, the Neuberger Dynamic Real Return Fund, which is also managed by Management, held 7.7% of the outstanding shares of the Fund.

Note E—Line of Credit:

At October 31, 2013, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the unused portion of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2013. During the year ended October 31, 2013, the Fund did not utilize this line of credit.

At October 31, 2013, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of

25

credit at October 31, 2013. During September (inception of line of credit) and October 2013, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the Fund's financial statements.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting period in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08 on the Fund's financial statements, Management expects that the impact will be limited to additional financial statement disclosures.

26

Consolidated Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00) respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Risk Balanced Commodity Strategy Fund
Institutional Class
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—
Class A
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—
Class C
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—

See Notes to Financial Highlights

27

	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
10/31/2013	$9.01	(8.43)%		$9.6	3.69%		1.10%		(.94)%		5%
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	)%**	$5.0	25.60	%*‡	1.10	%*‡	(.99	)%*‡	0	%**
Class A
10/31/2013	$8.97	(8.84)%		$35.0	3.81%		1.46%		(1.27)%		5%
Period from 8/27/2012^ to 10/31/2012	$9.84	(1.60	)%**	$0.1	33.04	%*‡	1.46	%*‡	(1.36	)%*‡	0	%**
Class C
10/31/2013	$8.88	(9.66)%		$3.6	4.69%		2.21%		(2.03)%		5%
Period from 8/27/2012^ to 10/31/2012	$9.83	(1.70	)%**	$0.1	35.12	%*‡	2.21	%*‡	(2.11	)%*‡	0	%**

28

Notes to Consolidated Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Risk Balanced Commodity Strategy Fund

We have audited the accompanying consolidated statements of assets and liabilities of Neuberger Berman Risk Balanced Commodity Strategy Fund, one of the series constituting the Neuberger Berman Alternative Funds, (the "Fund"), including the consolidated schedules of investments, as of October 31, 2013, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets, and the consolidated financial highlights for each of the periods indicated therein. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Neuberger Berman Risk Balanced Commodity Strategy Fund, a series of Neuberger Berman Alternative Funds, at October 31, 2013, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 20, 2013

30

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

31

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. The Fund's Statement of Additional Information includes additional information about the Trustees as of the date of the Fund's most recent public offering documents and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	54

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54	Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

34

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.

35

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

36

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

37

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).
Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008

Senior Vice President, Neuberger, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

38

Name, (Year of Birth), and Address(1)	Position(s) Time Served(2)	Principal Occupation(s)(3) and Length of
Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

39

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

40

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub- Advisory Agreements ("Agreements") with respect to Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger Berman Fixed Income LLC ("NBFI") have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and NBFI; (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or NBFI used brokers to execute Fund transactions that provide research and other services to Management or NBFI and the types of benefits potentially derived from such services by Management, NBFI, the Fund and other clients of Management and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the

41

Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the Fund. The Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, when the Board first approved the Fund it considered information regarding the performance of a separate account managed by a Management affiliate with similar investment objectives, policies and strategies as the Fund relative to a relevant market index (or benchmark). In addition, throughout the period the Board considered information regarding the Fund's recent performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's recent performance.

With respect to the overall fairness of the Agreements, when the Board first approved the Fund the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds, and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund; however, because the Fund has been in operation for a relatively short period of time, there was no useful information available regarding Management's profitability.

Prior to the Fund's inception, the Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes in the Fund's management fee the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of management fees and expense ratios of the peer group. The Board also considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to the Fund. The Board compared the fees charged to the Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to the Fund and any such funds and/or separate accounts, including any breakpoints, and determined that any differences in fees and fee structures were consistent with the management and other services provided. The Board considered Management's willingness to waive advisory fees to the extent that other entities provide services that overlap with those called for under the Agreement. In addition, the Board considered the contractual limits on the expenses undertaken by Management for the Fund. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

42

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43

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0258 12/13

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Absolute Return Multi-Manager Fund

Annual Report

October 31, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	8
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	10
FINANCIAL STATEMENTS	32
FINANCIAL HIGHLIGHTS/PER SHARE DATA	53
Report of Independent Registered Public Accounting Firm	56
Directory	57
Trustees and Officers	58
Proxy Voting Policies and Procedures	66
Quarterly Portfolio Schedule	66
Notice to Shareholders	66
Board Consideration of the Management and Sub-Advisory Agreements	67

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the 12 months ended October 31, 2013. The Fund seeks long-term capital appreciation with an emphasis on absolute returns by investing in a diversified portfolio of assets subadvised by seasoned hedge fund managers across multiple strategies that target low volatility and low beta to broader markets.

The global financial markets generated mixed results during the period. The markets were volatile at times due to a number of factors, including global economic data, expectations regarding future central bank monetary policy, geopolitical issues, uncertainties surrounding the U.S. fiscal cliff and sequestration, and the partial government shutdown. Despite several flights to quality, risk assets generated strong results, with U.S. equities reaching several new record highs during the period. In contrast, fixed income securities were generally weak amid a rising interest rate environment. Hedge fund managers, as reflected by the HFRX Absolute Return Index, returned 3.99% during the reporting period.

Looking ahead, we anticipate the Fund's subadvisers will continue to actively manage their respective portfolios and identify what they believe to be attractive investment opportunities. In particular, generally low stock correlations could be a positive environment for our long/short equity subadvisers. Still, given the market's strong returns since the credit crisis, the subadvisers remain defensively positioned to hedge against a potential market correction. We see a positive backdrop for our event driven subadvisers, given what we feel will be continued robust merger and acquisition, spinoff, divestiture and share buyback activity. Finally, our credit long/short subadviser continues to emphasize bank loans and refinancing opportunities, while our asset-backed security subadviser is identifying what it believes are attractive opportunities in both residential and commercial mortgage-backed securities.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 9.19% total return for the 12 months ended October 31, 2013. During the period, the Fund outperformed its benchmark, the HFRX Absolute Return Index, which posted a 3.99% return. (Performance for all share classes is provided in the table following this letter.)

The financial markets were volatile at times during the reporting period. However, the equity markets were highly resilient, with the S&P 500 and other broad indices reaching all-time highs. In contrast, the overall fixed income market generated weak results. Interest rates moved higher given expectations that the Federal Reserve (the Fed) would start tapering its asset purchases sooner than previously expected. Two notable bright spots within the fixed income market were high yield bonds and floating rate bank loans, as they benefited from overall robust demand and low defaults. All told, the S&P 500 Index returned 27.18% and the Barclays U.S. Aggregate Bond Index returned –1.08% during the 12-month reporting period.

All of the portfolio's subadvisers generated positive absolute returns for the period. Long/short equity was the most material positive contributor, with all of the Fund's subadvisers in the space posting positive performance. In particular, long and short positions in the Health Care sector were beneficial, as the subadvisers took long positions in companies that they felt would benefit from the Affordable Care Act, while shorting companies that they believed would be negatively impacted. On the downside, a number of short positions across sectors detracted from performance amid the market's sharp rally.

Event driven equity strategies were the next most material positive contributor for the period, with all of the portfolio's subadvisers in this category generating positive performance. They continued to benefit from a robust environment for spinoffs, divestitures and share buybacks. On the downside, short positions that were part of spread trades and shorts that acted as broader market/sector hedges drove the majority of event driven losses as markets rallied. One new event driven subadviser was added during the reporting period. We feel this will enhance the portfolio's array of investment as, unlike the other event driven subadvisers, the new subadviser emphasizes small- and mid-cap companies.

The Fund's credit long/short subadviser performed well during the period, benefiting from refinancing opportunities. The subadviser also emphasized more senior parts of the capitalization structure, such as floating rate bank loans, which act as a partial hedge against interest rate volatility. The Fund's asset-backed security subadviser generated positive results as well by favoring residential mortgage-backed securities over commercial mortgage-backed securities.

During the reporting period, the subadvisers' use of futures, forward foreign currency contracts options and equity and total return swaps did not meaningfully impact the Fund's performance.

With the U.S. government shutdown and debt ceiling debate behind us and no material geopolitical or economic events anticipated for the near term, at least in our view, we think correlations between stocks will remain low. This, in turn, could present a favorable environment for fundamental stock pickers in our view. That being said, with equity markets at historic highs, we believe our subadvisers remain defensively positioned, with relatively low gross and net exposures and robust short books.

The increase of deal announcements on a year-over-year basis during the reporting period was encouraging for event driven strategies. Corporate cash balances remain high and the market continues to reward companies involved in corporate activity. Against this backdrop, we anticipate seeing a robust environment of mergers and acquisitions, spinoffs, divestitures and share buybacks.

2

As the eventual Fed tapering continues to loom, our credit long/short subadviser remains overweighted in shorter duration securities, including floating rate bank loans. The subadviser also continues to focus on refinancing opportunities. Since the Fed's latest decision to delay tapering, our asset-backed security subadviser believes it is seeing more positive market dynamics for both residential and commercial mortgage-backed securities.

Sincerely,

ERIC WEINSTEIN, JEFF MAJIT, FRED INGHAM, DAVID KUPPERMAN AND IAN HAAS
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

3

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	0.4%	—%
Bank Loan Obligations	8.1	—
Common Stocks	47.9	(10.7)
Convertible Bonds	0.0	—
Corporate Debt Securities	1.1	(0.3)
Exchange Traded Funds	0.5	(8.7)
Investment Companies	0.0	—
Mortgage-Backed Securities	2.4	—
Preferred Stocks	0.5	—
Purchased Options	0.4	—
Rights	0.0	—
U.S. Treasury Securities	0.0	(0.1)
Warrants	0.0	—
Short-Term Investments	39.9	—
Cash, receivables and other assets, less liabilities	18.6	—
Total	119.8%	(19.8)%

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2013
	Date	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	9.19%	6.18%
Class A	05/15/2012	8.70%	5.79%
Class C	05/15/2012	8.03%	5.05%
With Sales Charge
Class A		2.45%	1.60%
Class C		7.03%	5.05%
Index
HFRX Absolute Return Index[1,2]		3.99%	2.47%
S&P 500 Index[1,2]		27.18%	23.05%
Barclays U.S. Aggregate Bond Index[1,2]		–1.08%	0.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2012 were 5.10%, 5.90% and 10.51% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.34%, 2.74% and 3.46% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

4

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

5

Endnotes

1  Please see "Glossary of Indices" on page 7 for a description of indices. Please note that the S&P 500 and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. The HFRX Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

6

Glossary of Indices

HFRX Absolute Return Index:

Designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Fund weights are determined by the optimization process. Constituent funds are selected from an eligible pool of the more than 6,800 funds that report performance to the Hedge Fund Research (HFR) database on a voluntary basis, and rebalanced quarterly. Funds included in the index must meet all of the following criteria: report monthly returns net of all fees; be denominated in USD; be active and accepting new investments; have a minimum 24 months track record; and the Fund's manager must have at least $50 million in assets under management. The index is available daily, with finalized month-end performance available two to three business days after the last business day of the month.

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.
Barclays U.S. Aggregate Bond Index:

An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. Asset backed securities must have at least $500 million deal size and $25 million tranche size. For commercial mortgage-backed securities, the original transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the current outstanding transaction size must be at least $300 million to remain in the index.

7

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six months ended October 31, 2013 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8

Expense Information as of 10/31/13 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL(5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During the Period(1) 5/1/13 - 10/31/13	Expense Ratio
Neuberger Berman Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,040.20	$11.52	2.24%	$1,000.00	$1,013.91	$11.37	2.24%
Class A	$1,000.00	$1,038.40	$13.41	2.61%	$1,000.00	$1,012.05	$13.24	2.61%
Class C	$1,000.00	$1,034.80	$17.28	3.37%	$1,000.00	$1,008.22	$17.06	3.37%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

9

Schedule of Investments Absolute Return Multi-Manager Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS (as a % of Net Assets)

		Country	Industry
1	Life Technologies Corp.	United States	Life Sciences Tools & Services	1.3%
2	NYSE Euronext	United States	Diversified Financial Services	1.1%
3	CBS Corp. Class B	United States	Media	1.1%
4	Liberty Global PLC Series C	United Kingdom	Media	0.9%
5	Teradata Corp.	United States	IT Services	0.8%
6	Vodafone Group PLC ADR	United Kingdom	Wireless Telecommunication Services	0.7%
7	Lender Processing Services, Inc.	United States	IT Services	0.7%
8	Air Products & Chemicals, Inc.	United States	Chemicals	0.7%
9	The Dun & Bradstreet Corp.	United States	Professional Services	0.7%
10	Hartford Financial Services Group, Inc.	United States	Insurance	0.7%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS (as a % of Net Assets)

		Country	Industry
1	IntercontinentalExchange, Inc.	United States	Diversified Financial Services	(0.9)%
2	M&T Bank Corp.	United States	Commercial Banks	(0.6)%
3	Liberty Global PLC Class A	United Kingdom	Media	(0.4)%
4	Perrigo Co.	United States	Pharmaceuticals	(0.3)%
5	Time Warner, Inc.	United States	Media	(0.3)%
6	Pacira Pharmaceuticals, Inc.	United States	Pharmaceuticals	(0.2)%
7	Marine Harvest ASA	Norway	Food Products	(0.2)%
8	Lennar Corp. Class A	United States	Household Durables	(0.2)%
9	HSN, Inc.	United States	Internet & Catalog Retail	(0.2)%
10	Verizon Communications, Inc.	United States	Diversified Telecommunication Services	(0.2)%
	Number of Shares	Value†
Long Positions (101.2%)
Common Stocks (47.9%)
Aerospace & Defense (0.1%)
DigitalGlobe, Inc.	12,950	$412,069	*
Airlines (0.1%)
AMR Corp.	2,011	14,781	*
JetBlue Airways Corp.	51,810	367,333	*Ø
United Continental Holdings, Inc.	4	136	*
US Airways Group, Inc.	9,362	205,683	*Ø
		587,933
Auto Components (0.1%)
Cooper Tire & Rubber Co.	19,800	514,998	±Ø
Automobiles (0.1%)
Daimler AG	3,482	285,741	Ø
Fiat SpA	15,136	118,990	*Ø
Motors Liquidation Co. GUC Trust	2,954	107,230	*
		511,961
Beverages (0.8%)
Anheuser-Busch InBev NV	15,646	1,627,241	Ø
Asahi Group Holdings Ltd.	17,600	474,321	Ø
	Number of Shares	Value†
Constellation Brands, Inc. Class A	903	$58,966	*
Molson Coors Brewing Co. Class B	33,196	1,792,584
		3,953,112
Biotechnology (2.4%)
Ablynx NV	2,188	21,479	*
Aegerion Pharmaceuticals, Inc.	16,610	1,375,640	*Ø
Agios Pharmaceuticals, Inc.	2,970	68,785	*Ø
Alexion Pharmaceuticals, Inc.	229	28,156	*
Algeta ASA	582	23,122	*
Amgen, Inc.	382	44,312	Ø
Basilea Pharmaceutica	4,719	514,885	*Ø
Biogen Idec, Inc.	1,412	344,796	*Ø
BioMarin Pharmaceutical, Inc.	467	29,337	*Ø
Celgene Corp.	265	39,350	*Ø
Cepheid, Inc.	6,610	269,159	*
Coronado Biosciences, Inc.	8,370	13,978	*Ø
Cubist Pharmaceuticals, Inc.	12,900	799,800	*Ø
	Number of Shares	Value†
Durata Therapeutics, Inc.	1,070	$10,358	*
Elan Corp. PLC ADR	188,535	3,140,993	*Ø
Enanta Pharmaceuticals, Inc.	3,832	76,487	*Ø
Galapagos NV	1,094	21,196	*
Geron Corp.	55,160	217,882	*
Gilead Sciences, Inc.	2,836	201,328	*Ø
Grifols SA ADR	815	24,580	Ø
Kamada Ltd.	1,042	14,984	*
Keryx Biopharmaceuticals, Inc.	31,104	321,926	*Ø
MacroGenics, Inc.	2,830	76,240	*
Medivation, Inc.	570	34,120	*
Neurocrine Biosciences, Inc.	58,634	553,505	*Ø
NPS Pharmaceuticals, Inc.	17,309	498,153	*Ø
OvaScience, Inc.	264	2,553	*Ø
Pharmacyclics, Inc.	264	31,321	*
QLT, Inc.	4,348	18,914	Ø
Receptos, Inc.	11,654	297,876	*Ø
Regeneron Pharmaceuticals, Inc.	86	24,734	*
Rigel Pharmaceuticals, Inc.	49,700	153,573	*

See Notes to Schedule of Investments

10

	Number of Shares	Value†
Sarepta Therapeutics, Inc.	433	$16,861	*
Swedish Orphan Biovitrum AB	50,681	484,907	*Ø
Theravance, Inc.	33,838	1,239,824	*±
Trius Therapeutics Inc.	24,000	3,120	*fØ
		11,038,234
Capital Markets (0.5%)
Evercore Partners, Inc. Class A	24,250	1,223,897	Ø
GAM Holding AG	49,520	927,801	*
Medallion Financial Corp.	1,075	16,318
Mediobanca SpA	28,942	264,266	Ø
		2,432,282
Chemicals (2.4%)
Air Products & Chemicals, Inc.	29,824	3,251,114	Ø
Ashland, Inc.	14,421	1,334,664
FMC Corp.	40,925	2,977,703	Ø
Huntsman Corp.	43,000	998,460	Ø
LANXESS AG	3,761	264,721	Ø
LyondellBasell Industries NV Class A	4,100	305,860	Ø
Monsanto Co.	8,020	841,138	Ø
Rockwood Holdings, Inc.	954	60,340	Ø
Syngenta AG	61	24,639
The Sherwin- Williams Co.	1,200	225,600	Ø
Tredegar Corp.	8,160	238,435
Yongye International, Inc.	17,904	112,795	*
Zoltek Cos., Inc.	39,000	651,300	*Ø
		11,286,769
Commercial Banks (0.9%)
Aozora Bank Ltd.	232,441	673,708	Ø
CapitalSource, Inc.	34,156	446,760	Ø
Chong Hing Bank Ltd.	89,490	404,569
CIT Group, Inc.	5,718	275,379	*Ø
Commerzbank AG	7,261	93,351	*Ø
Kasikornbank PCL	134,700	822,265	Ø
MetroCorp Bancshares, Inc.	14,814	212,285	Ø
StellarOne Corp.	624	14,527
Sterling Bancorp.	16,769	247,343	Ø
Sterling Financial Corp.	6,750	195,480	Ø
Synovus Financial Corp.	66,739	216,902	Ø
	Number of Shares	Value†
Valley National Bancorp.	25,607	$249,668	Ø
Virginia Commerce Bancorp., Inc.	12,784	204,927	*Ø
		4,057,164
Commercial Services & Supplies (0.7%)
Iron Mountain, Inc.	42,601	1,130,630	±Ø
Pitney Bowes, Inc.	11,055	235,914	Ø
Tyco International Ltd.	50,325	1,839,379	Ø
		3,205,923
Communications Equipment (0.6%)
Anaren, Inc.	9,332	233,113	*Ø
BlackBerry Ltd.	5,000	39,550	*
Cisco Systems, Inc.	36,600	823,500	Ø
Globecomm Systems, Inc.	12,080	169,482	*Ø
Nokia OYJ ADR	68,893	525,654	*Ø
Polycom, Inc.	1,253	13,031	*
Symmetricom, Inc.	12,186	87,374	*
Tellabs, Inc.	335,933	819,677	Ø
		2,711,381
Computers & Peripherals (0.2%)
Diebold, Inc.	19,021	569,869	Ø
EMC Corp.	13,424	323,116
Quantum Corp.	52,961	65,672	*
		958,657
Construction & Engineering (0.0%)
KHD Humboldt Wedag International AG	2,778	24,045
Containers & Packaging (0.5%)
MeadWestvaco Corp.	24,800	864,280
Nampak Ltd.	447,170	1,478,874	Ø
		2,343,154
Diversified Consumer Services (0.7%)
Estacio Participacoes SA	71,200	549,844	Ø
H&R Block, Inc.	3,046	86,628	Ø
Mac-Gray Corp.	40,000	843,200	Ø
Regis Corp.	86,250	1,250,625	Ø
Stewart Enterprises, Inc. Class A	35,000	462,350	Ø
Weight Watchers International, Inc.	5,780	185,596	±
		3,378,243
	Number of Shares	Value†
Diversified Financial Services (1.6%)
Capmark Financial Group, Inc.	5,677	$33,154	Ø
Citigroup, Inc.	28,300	1,380,474	Ø
GT Capital Holdings, Inc.	22,120	438,202	Ø
MPHB Capital Bhd	219,721	118,371	*Ø
NYSE Euronext	122,571	5,395,576	Ø
PHH Corp.	5,484	131,890	*
		7,497,667
Diversified Telecommunication Services (0.2%)
Fairpoint Communications, Inc.	13,897	129,798	*Ø
Globalstar, Inc.	50,812	70,629	*Ø
Intelsat SA	3,466	70,672	*Ø
Koninklijke KPN NV	147,531	471,530	*Ø
Oi SA ADR	25,569	44,234
Ziggo NV	2,875	123,371
		910,234
Electric Utilities (0.3%)
FirstEnergy Corp.	5,900	223,433	Ø
NV Energy, Inc.	48,117	1,142,298	Ø
		1,365,731
Electrical Equipment (0.5%)
Capstone Turbine Corp.	418,485	531,476	*
Coleman Cable, Inc.	2,059	50,651
Eaton Corp. PLC	21,950	1,548,792	Ø
		2,130,919
Electronic Equipment, Instruments & Components (0.1%)
Molex, Inc.	5,345	206,317	Ø
Molex, Inc. Class A	9,528	366,828	Ø
		573,145
Energy Equipment & Services (0.8%)
Cameron International Corp.	31,600	1,733,576	*Ø
McDermott International, Inc.	65,295	461,636	*
Noble Corp.	38,122	1,437,199	Ø
Weatherford International Ltd.	10,131	166,554	*
		3,798,965

See Notes to Schedule of Investments

11

	Number of Shares	Value†
Food & Staples Retailing (0.8%)
CVS Caremark Corp.	369	$22,974
Harris Teeter Supermarkets, Inc.	29,432	1,451,586	Ø
Nash Finch Co.	2,630	73,798	Ø
Safeway, Inc.	17,610	614,589	±Ø
Shoppers Drug Mart Corp.	23,308	1,361,841	Ø
Valor Co. Ltd.	31,400	451,856
		3,976,644
Food Products (0.6%)
Dole Food Co., Inc.	50,000	677,500	*Ø
GrainCorp. Ltd. Class A	10,000	116,632	Ø
Maple Leaf Foods, Inc.	17,005	250,349
Pinnacle Foods, Inc.	24,266	657,366
Warrnambool Cheese & Butter Factory Co. Holding Ltd.	10,000	78,447
WhiteWave Foods Co. Class A	61,277	1,226,153	*
		3,006,447
Health Care Equipment & Supplies (1.7%)
Align Technology, Inc.	12,150	693,279	*
Baxter International, Inc.	448	29,510
Covidien PLC	22,469	1,440,488	Ø
Cyberonics, Inc.	5,110	295,154	*Ø
DexCom, Inc.	4,590	131,871	*
HeartWare International, Inc.	392	28,443	*
Hologic, Inc.	28,886	646,757	*Ø
ICU Medical, Inc.	20,490	1,266,282	*Ø
MAKO Surgical Corp.	36,094	1,075,962	*Ø
Rochester Medical Corp.	39,722	793,646	*Ø
Teleflex, Inc.	6,090	561,376	Ø
Trinity Biotech PLC ADR	1,114	27,850	Ø
William Demant Holding A/S	8,830	873,637	*Ø
Wright Medical Group, Inc.	708	19,236	*
Zimmer Holdings, Inc.	235	20,555
		7,904,046
Health Care Providers & Services (2.0%)
Aetna, Inc.	942	59,063	Ø
BioScrip, Inc.	20,800	145,808	*
BioTelemetry, Inc.	22,230	203,182	*Ø
	Number of Shares	Value†
Brookdale Senior Living, Inc.	1,127	$30,519	*
Capital Senior Living Corp.	6,556	145,412	*
Cardinal Health, Inc.	573	33,612
Catamaran Corp.	319	14,980	*
Cigna Corp.	515	39,645
DaVita HealthCare Partners, Inc.	373	20,966	*Ø
Express Scripts Holding Co.	653	40,825	*Ø
Extendicare, Inc.	57,087	366,290	Ø
Fresenius SE & Co. KGaA	143	18,587
HCA Holdings, Inc.	785	37,005	Ø
Health Management Associates, Inc. Class A	167,870	2,152,093	*Ø
Life Healthcare Group Holdings Ltd.	364,241	1,487,624	Ø
McKesson Corp.	15,898	2,485,493	Ø
Omnicare, Inc.	5,744	316,782	Ø
Team Health Holdings, Inc.	17,750	771,060	*Ø
Tenet Healthcare Corp.	846	39,923	*
UnitedHealth Group, Inc.	607	41,434	Ø
Universal Health Services, Inc. Class B	10,578	852,164
		9,302,467
Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.	11,610	160,566	*
Cerner Corp.	19,280	1,080,259	*Ø
Greenway Medical Technologies	32,100	653,235	*Ø
Merge Healthcare, Inc.	6,984	17,739	*Ø
		1,911,799
Hotels, Restaurants & Leisure (0.7%)
Darden Restaurants, Inc.	2,239	115,376
McDonald's Corp.	14,871	1,435,349	Ø
Morgans Hotel Group Co.	16,811	120,367	*Ø
Orient-Express Hotels Ltd. Class A	3,000	39,930	*Ø
Penn National Gaming, Inc.	10,000	585,100	*
	Number of Shares	Value†
Pinnacle Entertainment, Inc.	3,673	$85,948	*
SHFL Entertainment, Inc.	32,894	762,483	*Ø
		3,144,553
Household Durables (0.2%)
Blyth, Inc.	4,261	58,844
Lennar Corp. Class B	30,442	897,126	Ø
UCP, Inc. Class A	7,969	112,363	*
		1,068,333
Household Products (0.1%)
Vinda International Holdings Ltd.	266,802	378,540	Ø
Industrial Conglomerates (0.3%)
Alliance Global Group, Inc.	2,115,600	1,290,119	Ø
Siemens AG	394	50,382	Ø
		1,340,501
Insurance (1.0%)
Ambac Financial Group, Inc.	5,332	107,653	*
American International Group, Inc.	3,222	166,416
Donegal Group, Inc. Class A	10,121	160,418	Ø
eHealth, Inc.	3,720	158,547	*
Hartford Financial Services Group, Inc.	95,135	3,206,050	Ø
MetLife, Inc.	3,514	166,247	±
Syncora Holdings Ltd.	1,709	752	*
Tower Group International Ltd.	953	3,459
UNIQA Insurance Group AG	68,764	842,146	Ø
		4,811,688
Internet & Catalog Retail (0.2%)
Liberty Ventures Series A	8,000	858,960	*Ø
Internet Software & Services (0.4%)
The Active Network, Inc.	79,290	1,144,948	*Ø
Trulia, Inc.	1,088	43,487	*
Web.com Group, Inc.	1,789	48,214	*
Yahoo Japan Corp.	181,800	844,936	Ø
		2,081,585
See Notes to Schedule of Investments

12

	Number of Shares	Value†
IT Services (1.6%)
iSoftStone Holdings Ltd. ADR	5,001	$24,805	*Ø
Leidos Holdings, Inc.	2,864	134,866
Lender Processing Services, Inc.	96,225	3,321,687	Ø
Teradata Corp.	81,600	3,596,112	*Ø
Verifone Systems, Inc.	12,493	283,091	*Ø
		7,360,561
Leisure Equipment & Products (0.2%)
Hasbro, Inc.	19,139	988,529	Ø
Life Sciences Tools & Services (1.7%)
Agilent Technologies, Inc.	24,600	1,248,696	Ø
Furiex Pharmaceuticals, Inc.	12,220	477,802	*Ø
Life Technologies Corp.	83,684	6,302,242	*Ø
Morphosys AG	333	25,821	*Ø
		8,054,561
Machinery (1.2%)
Dover Corp.	15,160	1,391,536	Ø
Edwards Group Ltd. ADR	16,660	166,600	*Ø
Ingersoll-Rand PLC	11,480	775,244	Ø
Invensys PLC	40,000	322,604	Ø
Joy Global, Inc.	21,530	1,221,828	Ø
Navistar International Corp.	2,139	77,346	*±
Pentair Ltd.	17,789	1,193,464	Ø
Timken Co.	8,706	459,764
Titan International, Inc.	7,788	112,926	Ø
Xerium Technologies, Inc.	2,858	34,268	*Ø
		5,755,580
Media (4.9%)
Belo Corp. Class A	35,000	480,550	Ø
Cablevision Systems Corp. Class A	8,950	139,172
CBS Corp. Class B	87,400	5,168,836	Ø
Clear Channel Outdoor Holdings, Inc. Class A	2,170	18,445	*Ø
CTS Eventim AG	1,835	89,568
	Number of Shares	Value†
Digital Generation, Inc.	4,127	$52,207	*
DISH Network Corp. Class A	27,525	1,326,705	Ø
Gannett Co., Inc.	3,800	105,146	Ø
Gray Television, Inc.	40,920	345,774	*Ø
Hakuhodo DY Holdings, Inc.	84,100	648,305	Ø
Journal Communications, Inc. Class A	6,768	56,513	*Ø
Lamar Advertising Co. Class A	13,500	617,085	*±Ø
Liberty Global PLC Class A	1,846	144,671	*Ø
Liberty Global PLC Series C	58,562	4,383,951	*Ø
Liberty Media Corp. Class A	8,142	1,244,993	*Ø
LIN Media LLC Class A	32	786	*Ø
Loral Space & Communications, Inc.	3,315	236,592	Ø
News Corp. Class A	135,689	2,388,126	*Ø
Nexstar Broadcasting Group, Inc. Class A	456	20,242	Ø
Omnicom Group, Inc.	12,471	849,400	Ø
Sinclair Broadcast Group, Inc. Class A	1,271	40,748	Ø
Sky Deutschland AG	85,225	841,243	*Ø
Tribune Co.	39,093	2,617,276	*
Tribune Co. Class 1C Litigation	300,000	750	*Ø
Viacom, Inc. Class B	16,551	1,378,533	Ø
		23,195,617
Metals & Mining (0.6%)
AuRico Gold, Inc.	3,000	12,330	Ø
Cia de Minas Buenaventura SAA ADR	9,632	139,664	Ø
Gold Fields Ltd. ADR	126,612	582,415	Ø
Gold Reserve, Inc.	8,791	30,383	*Ø
International Minerals Corp.	1,000	2,714
Sibanye Gold Ltd. ADR	27,896	156,776
SunCoke Energy, Inc.	82,241	1,644,820	*
		2,569,102
	Number of Shares	Value†
Multiline Retail (0.6%)
Canadian Tire Corp. Ltd. Class A	4,327	$401,637	Ø
Family Dollar Stores, Inc.	17,198	1,184,598	Ø
JC Penney Co., Inc.	42,695	320,213	*Ø
Saks, Inc.	46,716	746,989	*Ø
		2,653,437
Multi-Utilities (0.2%)
E.ON SE	62,280	1,137,764	Ø
Oil, Gas & Consumable Fuels (2.4%)
Anadarko Petroleum Corp.	13,180	1,255,922	Ø
Angle Energy, Inc.	35,827	128,856	*Ø
Berry Petroleum Co. Class A	600	28,650	Ø
BP PLC ADR	16,714	777,201	Ø
Cameco Corp.	93,970	1,785,430	Ø
Gulf Coast Ultra Deep Royalty Trust	17,250	41,745	*Ø
Harvest Natural Resources, Inc.	21,496	107,480	*Ø
Hess Corp.	30,712	2,493,814	Ø
Novus Energy, Inc.	179,093	195,814	*Ø
Occidental Petroleum Corp.	32,174	3,091,278	Ø
Penn West Petroleum Ltd.	17,850	199,741
Petrominerales Ltd.	14,000	160,994	Ø
Renegade Petroleum Ltd.	31,418	33,447
Royal Dutch Shell PLC ADR	1,630	108,656	Ø
Talisman Energy, Inc.	32,060	400,033
Trilogy Energy Corp.	1,342	39,373
Western Refining, Inc.	3,895	125,692
Z Energy Ltd.	76,609	244,890	*Ø
		11,219,016
Paper & Forest Products (0.1%)
Ainsworth Lumber Co. Ltd.	100,834	381,035	*Ø
Personal Products (0.5%)
Elizabeth Arden, Inc.	12,706	459,830	*Ø
Prestige Brands Holdings, Inc.	12,450	388,814	*Ø
The Estee Lauder Cos., Inc. Class A	18,500	1,312,760	Ø
		2,161,404

See Notes to Schedule of Investments

13

	Number of Shares	Value†
Pharmaceuticals (4.1%)
AbbVie, Inc.	2,252	$109,109
Acino Holding AG	500	63,316	*Ø
Actavis PLC	7,299	1,128,280	*Ø
Allergan, Inc.	293	26,549	Ø
AstraZeneca PLC ADR	25,420	1,343,701	Ø
Bayer AG	190	23,615	Ø
Bristol-Myers Squibb Co.	28,887	1,517,145	Ø
Cadence Pharmaceuticals, Inc.	4,910	24,206	*Ø
Cempra, Inc.	1,477	16,779	*Ø
Cornerstone Therapeutics, Inc.	21,977	208,122	*Ø
DepoMed, Inc.	85,526	615,787	*Ø
Forest Laboratories, Inc.	447	21,023	*
Hi-Tech Pharmacal Co., Inc.	14,000	603,260	Ø
Impax Laboratories, Inc.	36,440	738,274	*Ø
Jazz Pharmaceuticals PLC	286	25,952	*Ø
Johnson & Johnson	15,800	1,463,238	Ø
Lannett Co., Inc.	75,120	1,773,583	*Ø
Meda AB Class A	1,690	18,986
Merck & Co., Inc.	805	36,298
Mylan, Inc.	739	27,986	*Ø
Novartis AG	302	23,448	Ø
Omthera Pharmaceuticals, Inc.	100	—	*[f]
Pfizer, Inc.	100,554	3,084,997	Ø
Roche Holding AG	118	32,668	Ø
Roche Holding AG ADR	26,290	1,822,949	Ø
Salix Pharmaceuticals Ltd.	4,756	341,243	*Ø
SHIRE PLC ADR	4,410	586,971	Ø
Sucampo Pharmaceuticals, Inc. Class A	2,187	13,559	*
Taro Pharmaceutical Industries Ltd.	500	39,175	*Ø
ViroPharma, Inc.	59,536	2,311,188	*±
Zoetis, Inc.	35,858	1,135,264
		19,176,671
	Number of Shares	Value†
Professional Services (1.1%)
National Technical Systems, Inc.	9,077	$207,773	*Ø
Nielsen Holdings NV	11,795	465,195	Ø
The Dun & Bradstreet Corp.	29,825	3,244,662	Ø
Towers Watson & Co. Class A	9,350	1,073,473	Ø
		4,991,103
Real Estate Investment Trusts (1.2%)
American Realty Capital Properties, Inc.	81,890	1,086,680	Ø
BRE Properties, Inc.	42,655	2,329,390	Ø
CapLease, Inc.	28,530	242,505	Ø
Chatham Lodging Trust	16,525	311,662	Ø
Cole Real Estate Investment, Inc.	24,176	343,299
Columbia Property Trust, Inc.	3,579	80,706	*
CommonWealth REIT	4,613	112,419	Ø
Gramercy Property Trust, Inc.	6,728	30,747	*
Mid-America Apartment Communities, Inc.	4,871	323,434	Ø
Newcastle Investment Corp.	57,051	327,473	Ø
Ryman Hospitality Properties	18,026	665,340
		5,853,655
Real Estate Management & Development (0.6%)
Brookfield Office Properties, Inc.	13,555	253,614	Ø
Daiwa House Industry Co. Ltd.	59,000	1,176,640	Ø
DIC Asset AG	18,153	200,875	Ø
GSW Immobilien AG	692	32,119	Ø
Pruksa Real Estate PCL	1,324,200	948,744	fØ
		2,611,992
Road & Rail (0.2%)
Hertz Global Holdings, Inc.	40,967	940,602	*Ø
	Number of Shares	Value†
Semiconductors & Semiconductor Equipment (0.2%)
Kulicke & Soffa Industries, Inc.	22,556	$290,972	*±
LSI Corp.	22,459	190,452	Ø
Microsemi Corp.	2,237	56,216	*
NXP Semiconductor NV	3,535	148,894	*
Spreadtrum Communications, Inc. ADR	5,128	155,943	Ø
		842,477
Software (0.7%)
AsiaInfo-Linkage, Inc.	21,158	245,433	*Ø
Check Point Software Technologies Ltd.	5,879	341,099	*Ø
Compuware Corp.	140,047	1,495,702	Ø
Ebix, Inc.	2,000	22,760	Ø
Ellie Mae, Inc.	2,554	73,810	*Ø
Nuance Communications, Inc.	47,530	739,567	*
Stonesoft OYJ	5,000	30,210	*Ø
Symantec Corp.	15,874	360,975
Zynga, Inc. Class A	17,898	64,254	*
		3,373,810
Specialty Retail (0.5%)
American Eagle Outfitters, Inc.	5,823	90,198
CST Brands, Inc.	2,823	91,013	Ø
Emperor Watch & Jewellery Ltd.	4,240,000	339,069	Ø
Fielmann AG	481	53,814
Office Depot, Inc.	51,298	286,756	*Ø
The Men's Wearhouse, Inc.	9,116	385,607	±Ø
Vitamin Shoppe, Inc.	27,230	1,277,359	*
		2,523,816
Textiles, Apparel & Luxury Goods (1.0%)
Fifth & Pacific Cos., Inc.	8,961	237,377	*Ø
PVH Corp.	20,675	2,575,485	Ø
RG Barry Corp.	3,284	62,659
The Jones Group, Inc.	12,419	192,991	±Ø
Vera Bradley, Inc.	68,600	1,519,490	*
		4,588,002

See Notes to Schedule of Investments

14

	Number of Shares	Value†
Thrifts & Mortgage Finance (0.8%)
Aareal Bank AG	2,618	$100,684	*Ø
Astoria Financial Corp.	31,568	417,013	Ø
Fox Chase Bancorp., Inc.	6,675	115,277
Hudson City Bancorp., Inc.	322,523	2,896,256	Ø
Ocwen Financial Corp.	4,707	264,675	*Ø
		3,793,905
Tobacco (0.2%)
Swedish Match AB	30,047	991,358	Ø
Trading Companies & Distributors (0.1%)
Edgen Group, Inc.	20,000	239,400	*
Kloeckner & Co. SE	5,817	82,258	*
United Rentals, Inc.	2,200	142,098	*±
		463,756
Transportation Infrastructure (0.0%)
Macquarie Infrastructure Co., LLC	3,331	182,905	Ø
Wireless Telecommunication Services (1.2%)
Leap Wireless International, Inc.	77,572	1,248,909	*Ø
Sprint Corp.	84,837	570,953	*
Telephone & Data Systems, Inc.	11,498	358,508	Ø
T-Mobile US, Inc.	9,137	253,369	*Ø
Vodafone Group PLC ADR	91,638	3,374,111
		5,805,850
Total Common Stocks (Cost $216,883,853)	225,094,657
Preferred Stocks (0.5%)
Automobiles (0.0%)
Volkswagen AG, 3.56%	304	77,268
Beverages (0.3%)
Cia de Bebidas das Americas	34,800	1,298,204	Ø
Commercial Banks (0.1%)
Synovus Financial Corp., Ser. C, 7.88%	2,061	57,007	*Ø?
Wells Fargo & Co., Ser. L, 7.50%	100	113,900
		170,907
	Number of Shares	Value†
Consumer Finance (0.0%)
Ally Financial, Inc., 7.00%	134	$128,661	*ñØ
Diversified Financial Services (0.1%)
Bank of America Corp., Ser. L, 7.25%	161	173,477	*
Real Estate Investment Trusts (0.0%)
Gramercy Property Trust, Inc., Ser. A, 8.13%	869	29,937	*
Strategic Hotels & Resorts, Inc., Ser. B, 8.25%	1,038	23,770	Ø
Strategic Hotels & Resorts, Inc., Ser. C, 8.25%	891	20,493	*Ø
		74,200
Thrifts & Mortgage Finance (0.0%)
Astoria Financial Corp., Ser. C, 6.50%	2,029	44,293	*
Federal National Mortgage Association, Ser. S, 8.25%	4,827	34,320	*Ø?
		78,613
Total Preferred Stocks (Cost $1,983,421)		2,001,330
Exchange Traded Funds (0.5%)
db x-trackers ShortDAX Daily UCITS ETF	2,045	100,124	*Ø
PowerShares DB U.S. Dollar Index Bullish Fund	105,400	2,278,748	*Ø
ProShares Short 20+ Year Treasury	3,565	112,476	*Ø
Total Exchange Traded Funds (Cost $2,537,129)		2,491,348
Investment Companies (0.0%)
Mutual Funds (0.0%)
Nuveen Ohio Quality Income Municipal Fund (Cost $29,377)	2,102	30,016
	Number of Rights	Value†
Rights (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc.	5,000	$9,650	*
Pharmaceuticals (0.0%)
Sanofi	48,123	91,434	*Ø
Total Rights (Cost $92,055)		101,084
	Number of Warrants
Warrants (0.0%)
Insurance (0.0%)
American International Group, Inc.	2,577	54,968	*
Machinery (0.0%)
Xerium Technologies, Inc.	8,437	2,109	*Ø
Media (0.0%)
Tribune Co.	1,877	125,571	*
Total Warrants (Cost $142,001)		182,648
	Principal Amount
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.0%)
U.S. Treasury Bonds, 3.13%, due 2/15/43 (Cost $32,103)	$32,000	28,960	Ø
Mortgage-Backed Securities (2.4%)
Collateralized Mortgage Obligations (1.5%)
Bear Stearns Asset Backed Securities Trust, Ser. 2004-AC4, Class A1, 5.83%, due 8/25/34	462,768	473,457	aØ
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Ser. 2005-7, Class 1A4, 5.50%, due 10/25/35	398,822	391,659	Ø

See Notes to Schedule of Investments

15

	Principal Amount	Value†
Citicorp Mortgage Securities, Inc., Ser. 2006-4, Class 1A2, 6.00%, due 8/25/36	$682,006	$690,189	Ø
Citicorp Mortgage Securities, Inc., Ser. 2007-8, Class 1A4, 6.00%, due 9/25/37	245,972	239,936	Ø
First Horizon Mortgage Pass-Through Trust, Ser. 2005-5, Class 1A3, 5.50%, due 10/25/35	336,822	336,442	Ø

GSR Mortgage
Loan Trust,
Ser. 2005-AR6,
Class 3A2,
2.66%, due
9/25/35  707,986  656,921?

JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.74%, due 7/25/35	383,338	380,653	Ø?
MASTR Alternative Loans Trust, Ser. 2004-10, Class 4A1, 6.00%, due 9/25/19	199,887	207,293	Ø
PHH Mortgage Trust, Ser. 2008-CIM1, Class 21A2, 6.00%, due 5/25/38	291,949	293,315	Ø
RFMSI Trust, Ser. 2005-SA3, Class 1A, 2.86%, due 8/25/35	437,030	348,054	Ø?
Structured Asset Securities Corp. Trust, Ser. 2005-6, Class 2A1, 5.50%, due 5/25/35	363,925	370,910	Ø
	Principal Amount	Value†
WaMu Mortgage Pass-Through Certificates, Ser. 2004-S1, Class 1A11, 5.50%, due 3/25/34	$265,781	$273,812	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR9, Class 3A2, 2.66%, due 6/25/34	470,324	447,569	Ø?
Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-13, Class A5, 6.00%, due 10/25/36	410,110	414,348	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-14, Class 1A1, 6.00%, due 10/25/37	896,117	891,391
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-16, Class 1A7, 6.00%, due 12/28/37	463,979	476,374	Ø
		6,892,323
Commercial Mortgage-Backed (0.9%)
Boca Hotel Portfolio Trust, Ser. 2013-BOCA, Class E, 3.92%, due 8/15/26	700,000	700,463	ñ?
COMM Mortgage Trust, Ser. 2006-FL12, Class F, 0.51%, due 12/15/20	454,987	438,676	ñ?
Credit Suisse First Boston Commercial Mortgage Trust, Ser. 2003-C3, Class H, 5.16%, due 5/15/38	600,000	594,191	ñ?
	Principal Amount	Value†
Credit Suisse Mortgage Capital Certificates, Ser. 2006-TF2A, Class KERE, 0.77%, due 9/15/21	$170,781	$165,221	ñØ?
LB-UBS Commercial Mortgage Trust, Ser. 2006-C4, Class AJ, 5.88%, due 6/15/38	500,000	517,480	Ø?
LB-UBS Commercial Mortgage Trust, Ser. 2007-C1, Class AJ, 5.48%, due 2/15/40	900,000	919,163	Ø
NorthStar, Ser. 2013-1A, Class B, 5.17%, due 8/25/29	500,000	496,719	ñØ?
UBS Commercial Mortgage Trust, Ser. 2007-FL1, Class F, 0.75%, due 7/15/24	475,000	426,597	ñØ?
		4,258,510
Total Mortgage-Backed Securities (Cost $11,172,903)		11,150,833
Asset-Backed Securities (0.4%)
Countrywide Asset-Backed Certificates, Ser. 2005-7, Class AF4, 4.87%, due 10/25/35	520,813	522,074	Ø?
JP Morgan Mortgage Acquisition Corp., Ser. 2007-CH1, Class AF3, 5.50%, due 11/25/36	789,961	801,357	aØ
Structured Asset Securities Corp. Mortgage Loan Trust, Ser. 2005-4XS, Class 1A3, 5.00%, due 3/25/35	594,087	609,836	aØ
Total Asset-Backed Securities (Cost $1,941,161)		1,933,267

See Notes to Schedule of Investments

16

	Principal Amount	Value†
Corporate Debt Securities (1.1%)
Aerospace & Defense (0.0%)
Alliant Techsystems, Inc., 5.25%, due 10/1/21	$15,000	$15,094	ñ
Building Products (0.0%)
USG Corp., 5.88%, due 11/1/21	154,000	157,080	ñ
Chemicals (0.1%)
Montell Finance Co. BV, 8.10%, due 3/15/27	127,000	165,773	ñØ
Commercial Services & Supplies (0.0%)
Harland Clarke Holdings Corp., 9.50%, due 5/15/15	36,000	36,090	Ø
Communications Equipment (0.0%)
Avaya, Inc., 10.50%, due 3/1/21	109,000	94,830	ñ
Computers & Peripherals (0.1%)
Seagate HDD Cayman, 3.75%, due 11/15/18	310,000	310,000	ñ
Diversified Financial Services (0.1%)
Lehman Brothers Holdings, Inc., 6.88%, due 5/2/18	1,000,000	217,500	≠Ø
Diversified Telecommunication Services (0.2%)
Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	863,000	832,795	ñØ
Level 3 Financing, Inc., 6.13%, due 1/15/21	154,000	156,695	ñ
		989,490
Electric Utilities (0.1%)
Energy Future Intermediate Holding Co. LLC, 11.00%, due 10/1/21	50,000	54,875	Ø
Energy Future Intermediate Holding Co. LLC, 12.25%, due 3/1/22	428,000	492,200	ñ
		547,075
	Principal Amount	Value†
Energy Equipment & Services (0.0%)
Pacific Drilling SA, 8.25%, due 2/23/15	$100,000	$105,250	Ø
Hotels, Restaurants & Leisure (0.1%)
Caesars Entertainment Operating Co., Inc., 11.25%, due 6/1/17	165,000	164,587	Ø
Caesars Entertainment Resort Properties LLC, 8.00%, due 10/1/20	253,000	253,633	ñØ
Mohegan Tribal Gaming Authority, 9.75%, due 9/1/21	167,000	179,943	ñØ
		598,163
Independent Power Producers & Energy Traders (0.0%)
Edison Mission Energy, 7.00%, due 5/15/17	168,000	122,640	≠
Insurance (0.1%)
Ambac Assurance Corp., 5.10%, due 6/7/20	363,000	323,070	≠ñØ
Internet Software & Services (0.1%)
Ancestry.com, Inc., 9.63%, due 10/15/18	217,000	221,882	cñ
Media (0.0%)
Gray Television, Inc., 7.50%, due 10/1/20	71,000	74,373	ñ
Oil, Gas & Consumable Fuels (0.0%)
Kinder Morgan, Inc., 5.00%, due 2/15/21	31,000	31,000	ñ
Kinder Morgan, Inc., 5.63%, due 11/15/23	38,000	38,000	ñ
		69,000
Pharmaceuticals (0.0%)
Capsugel SA, 7.00%, due 5/15/19	155,000	155,000	cñ
Semiconductors & Semiconductor Equipment (0.0%)
Freescale Semiconductor, Inc., 6.00%, due 1/15/22	39,000	39,439	ñ
	Principal Amount	Value†
Software (0.1%)
Audatex North America, Inc., 6.13%, due 11/1/23	$284,000	$288,260	ñ
Specialty Retail (0.0%)
Chinos Intermediate Holdings A, Inc., 7.75%, due 5/1/19	154,000	154,962	cñ
Transportation Infrastructure (0.1%)
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc., 8.13%, due 11/15/21	308,000	311,080	ñ
Wireless Telecommunication Services (0.0%)
Clearwire Communications LLC / Clearwire Finance, Inc., 12.00%, due 12/1/15	92,000	95,404	ñØ
Total Corporate Debt Securities (Cost $4,900,456)		5,091,455
Convertible Corporate Debt Securities (0.0%)
Communications Equipment (0.0%)
Nortel Networks Corp., 1.75%, due 4/15/12 (Cost $81,340)	83,000	81,962	Ø≠
Bank Loan Obligations?(8.1%)
Aerospace & Defense (0.1%)
Consolidated Precision Products Corp., 2nd Lien Term Loan, due 4/21/23	500,000	503,750	¢^^Ñ
Auto Parts & Equipment (0.1%)
Metaldyne LLC, Term Loan B, due 12/18/18	450,000	452,812	¢^^
Building Products (0.4%)
Continental Building Products LLC, 8.50%, due 2/15/21	500,000	500,000	Ø

See Notes to Schedule of Investments

17

	Principal Amount	Value†
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, due 9/18/20	$500,000	$501,875	Ø
Quikrete Holdings, Inc., 2nd Lien Term Loan, 7.00%, due 3/19/21	60,000	61,350	Ø
Tomkins Air Distribution Technologies, 2nd Lien Term Loan, 9.25%, due 10/31/20	600,000	608,250	Ø
		1,671,475
Chemicals (0.1%)
Ascend Performance Materials LLC, Term Loan B, 6.75%, due 4/4/18	205,000	194,238
OXEA, 2nd Lien Term Loan, 8.25%, due 6/5/20	49,000	49,582	Ø
Royal Adhesives & Sealants LLC, 2nd Lien Term Loan, 9.75%, due 12/31/20	87,000	87,000	ØÑ
		330,820
Commercial Services & Supplies (0.6%)
Eastman Kodak Co., 2nd Lien Term Loan, 10.75%, due 7/31/20	250,000	250,938	Ø
Eastman Kodak Co., Term Loan, 7.25%, due 7/31/19	498,750	496,047	Ø
GCA Services Group, Inc., 2nd Lien Term Loan, 9.25%, due 12/31/19	77,000	77,770	Ø
Insight Global, Inc., due 10/31/19	500,000	500,000	¢^^
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 4.25%, due 6/7/18	179,550	180,561	Ø
	Principal Amount	Value†
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, 8.00%, due 12/7/18	$330,000	$335,362	Ø
TriNET HR Corp., 1st Lien Term Loan B2, 5.00%, due 8/30/19	500,000	495,625	Ø
TriNET HR Corp., 2nd Lien Term Loan, 8.75%, due 12/30/19	500,000	492,190	Ø
		2,828,493
Communications Equipment (0.2%)
Sorenson Communications, Inc., Term Loan, 9.50%, due 10/31/14	1,103,169	1,115,579	Ø¢^^
Computers & Peripherals (0.3%)
Dell, Inc., Term Loan B1, due 3/11/20	1,334,000	1,325,796	Ø¢^^
Diversified Consumer Services (0.0%)
Coinmach Service Corp., Term Loan, 5.50%, due 11/15/19	250,000	249,375	Ø
Diversified Financial Services (0.3%)
Duff & Phelps Corp., Term Loan B, due 4/23/20	950,000	949,411	¢^^
Guggenheim Partners LLC, Term Loan B, 4.25%, due 12/31/18	206,000	206,944	Ø
Walter Investment Management Corp., Term Loan, 5.75%, due 11/15/17	237,500	239,528	Ø
		1,395,883
Diversified Telecommunication Services (0.2%)
Fairpoint Communications, Inc., Term Loan B, 7.50%, due 2/14/19	528,839	538,606	Ø¢
	Principal Amount	Value†
Global Telecom Link Corp., 2nd Lien Term Loan, 9.00%, due 5/21/20	$325,000	$314,438	Ø
Securus Technologies Holdings, Inc., 2nd Lien Term Loan, 9.00%, due 4/2/21	59,000	58,361	Ø
		911,405
Electronic Equipment, Instruments & Components (0.2%)
Excelitas Technologies Corp., 1st Lien Term Loan, due 10/23/20	935,000	935,000	¢^^
Excelitas Technologies Corp., Term Loan, due 10/23/20	65,000	65,000	¢^^
		1,000,000
Energy Equipment & Services (0.1%)
Alinta Energy Holdings Pty. Ltd., due 12/31/20	25,789	25,435	Ø¢††
Alinta Energy Holdings Pty. Ltd., 6.37%, due 12/31/20	394,211	388,790	Ø¢
Stallion Oilfield Holdings, Inc., Term Loan, 8.00%, due 6/3/18	148,628	151,414	ØÑ
Texas Competitive Holdings LLC, Extended Term Loan, 4.67%, due 10/10/17	106,000	70,593	Ø
		636,232
Food Products (0.2%)
CTI Foods Holding Co., LLC, 2nd Lien Term Loan, 8.25%, due 6/30/19	65,000	64,675	Ø
H.J. Heinz Holding Corp., due 6/7/19	254,363	255,660	Ø¢

See Notes to Schedule of Investments

18

	Principal Amount	Value†
Performance Food Group, Inc., 2nd Lien Term Loan, 6.25%, due 10/29/19	$498,750	$497,089	Ø
		817,424
Health Care Equipment & Supplies (0.0%)
Carestream Health, Inc., 2nd Lien Term Loan, 9.50%, due 12/5/19	93,000	93,077	Ø
Health Care Providers & Services (0.4%)
Genesis HealthCare LLC, Term Loan, 10.00%, due 10/2/17	183,494	187,164	Ø
Gentiva Health Services, Inc., Term Loan B, due 10/16/19	1,500,000	1,491,090	Ø¢^^
		1,678,254
Health Care Technology (0.1%)
The TriZetto Group Inc., 4.75%, due 4/26/18	104,732	97,401	Ø
The TriZetto Group Inc., 2nd Lien Term Loan, 8.50%, due 3/27/19	500,000	435,000	ÑØ
		532,401
Hotels, Restaurants & Leisure (1.0%)
Bally Technologies, Inc., 1st Lien Term Loan B, due 8/21/20	500,000	501,250	Ø¢^^
Caesars Entertainment Corp., 1st Lien Term Loan, 7.00%, due 10/9/20	600,000	591,096	Ø¢
Harrah's Entertainment, Inc., Term Loan B4, 9.50%, due 10/31/16	106,447	106,269	Ø¢
Harrah's Entertainment, Inc., Term Loan B5, 4.49%, due 1/28/18	2,000,000	1,833,880	Ø¢^^
	Principal Amount	Value†
Harrah's Entertainment, Inc., Term Loan B6, 5.49%, due 1/28/18	$1,100,000	$1,030,931	Ø
Hilton Hotels Holdings Corp., Term Loan B2, 4.00%, due 9/23/20	750,000	754,140	Ø
		4,817,566
Independent Power Producers & Energy Traders (0.2%)
Calpine Corp., Term Loan, due 10/30/20	1,000,000	1,006,250	¢^^
Insurance (0.2%)
Asurion LLC, Term Loan B2, 3.50%, due 6/19/20	778,050	762,979	Ø
Internet Software & Services (0.5%)
Digital Insight Corp., 1st Lien Term Loan, 4.75%, due 8/1/19	500,000	499,790	Ø¢
Digital Insight Corp., 2nd Lien Term Loan, 8.75%, due 8/1/20	500,000	501,665	Ø
Manwin Licensing International, 1st Lien Term Loan, 14.00%, due 10/4/18	1,482,000	1,467,180	Ñ
Travelport Ltd., due 1/31/16	157,000	162,495	Ø¢
		2,631,130
IT Services (0.1%)
Virtu Financial LLC, Term Loan, 5.75%, due 7/1/16	498,230	500,876	Ø
Media (0.3%)
Advanstar, Inc., 2nd Lien Term Loan, 9.50%, due 5/14/20	62,000	61,896	Ø
Clear Channel Capital I LLC, due 1/30/19	310,000	294,540	Ø¢
	Principal Amount	Value†
Gatehouse Media Operating Inc., Term Loan C, 2.52%, due 8/24/14	$503	$197	¢^^
Lee Enterprises, Inc., due 12/31/15	231,000	228,459	¢
Penton Media, Inc., 2nd Lien Term Loan, 9.00%, due 10/1/20	136,000	134,556	Ø
Springer Science+Business Media, Term Loan B2, 5.00%, due 7/23/20	750,000	749,768	Ø
		1,469,416
Metals & Mining (0.1%)
Fairmount Minerals Ltd., Term Loan B, 5.00%, due 9/3/19	500,000	504,645	Ø
Tube City IMS LLC, Term Loan B, due 10/2/20	204,000	204,384	Ø¢^^
		709,029
Multiline Retail (0.1%)
Hudson's Bay Co., 2nd Lien Term Loan, due 10/8/21	300,000	307,875	¢^^
Oil, Gas & Consumable Fuels (0.2%)
Bowie Resources LLC, 1st Lien Term Loan, 6.75%, due 8/7/20	203,000	204,015	Ø
Bowie Resources LLC, 2nd Lien Term Loan, 11.75%, due 12/31/20	45,000	44,100	ØÑ
NFR Energy LLC, 2nd Lien Term Loan, 8.75%, due 12/31/18	500,000	501,875	Ø
Oxbow Carbon & Minerals LLC, 2nd Lien Term Loan, 8.00%, due 1/18/20	52,000	52,910	Ø

See Notes to Schedule of Investments

19

	Principal Amount	Value†
PowerTeam Services LLC, 2nd Lien Term Loan, 8.25%, due 11/15/20	$52,000	$51,588	Ø¢
Samson Resources Co., due 9/25/18	250,000	251,798	Ø¢
		1,106,286
Pharmaceuticals (0.2%)
Amneal Pharmaceuticals LLC, Term Loan B, due 10/30/20	556,000	556,000	¢^^
PRA Holdings, Inc., Term Loan, 5.00%, due 12/31/20	500,000	500,000	Ø
		1,056,000
Software (1.6%)
Ascend Learning LLC, Term Loan B, 7.00%, due 12/31/20	997,455	994,962	Ø
Avaya Holdings Corp., due 10/26/17	196,675	181,643	Ø¢
Mitchell International, Inc., 2nd Lien Term Loan, due 10/1/21	197,000	199,709	Ø¢^^
Mitchell International, Inc., Term Loan B1, 4.50%, due 10/1/20	170,000	171,063	Ø
P2 Energy Solutions, Inc., 1st Lien Term Loan, due 10/22/20	637,000	637,000	¢^^Ñ
P2 Energy Solutions, Inc., 2nd Lien Term Loan, due 4/30/21	605,000	605,000	¢^^Ñ
Progressive Solutions, Inc., 1st Lien Term Loan, due 10/16/20	1,000,000	1,002,500	¢^^Ñ
RedPrairie Corp., 1st Lien Term Loan, 6.75%, due 12/14/18	340,642	343,793	Ø¢
	Principal Amount	Value†
Renaissance Learning, Inc., 1st Lien Term Loan, due 10/16/20	$1,500,000	$1,498,755	Ø¢^^
Renaissance Learning, Inc., 2nd Lien Term Loan, due 4/16/19	1,000,000	1,007,500	Ø¢^^
StoneRiver Holdings, Inc., 1st Lien Term Loan, 4.50%, due 11/29/19	61,731	61,396	Ø
StoneRiver Holdings, Inc., 2nd Lien Term Loan, 8.50%, due 5/14/20	592,353	596,428	Ø
Websense, Inc., 2nd Lien Term Loan, 8.25%, due 12/18/20	54,000	53,932	Ø
		7,353,681
Trading Companies & Distributors (0.1%)
HD Supply, Inc., 1st Lien Term Loan, due 10/12/17	349,000	351,181	¢
Transportation Infrastructure (0.2%)
Livingston International, Inc., 2nd Lien Term Loan, 9.00%, due 3/27/20	128,038	128,358	Ø
Navios Maritime Partners LP, Term Loan, due 6/18/30	750,000	759,375	¢^^
		887,733
Total Bank Loan Obligations (Cost $38,163,134)		38,502,778
	Number of Contracts
Purchased Options (0.4%)
Call Options (0.0%)
Astoria Financial Corp., Call, Jan 2014 @ 12.5	45	4,050
Astoria Financial Corp., Call, Jan 2014 @ 15	65	325
BlackBerry Ltd., Call, Nov 2013 @ 15	27	—
	Number of Contracts	Value†
BlackBerry Ltd., Call, Dec 2013 @ 9	22	$660
BlackBerry Ltd., Call, Dec 2013 @ 10	63	819
BlackBerry Ltd., Call, Dec 2013 @ 11	58	406
Cablevision Systems Corp., Call, Dec 2013 @ 20	82	820
Campbell Soup Co., Call, Nov 2013 @ 45	22	—
Cia de Minas Buenaventura SAA, Call, Dec 2013 @ 16	55	1,925
Fusion-io, Inc., Call, Dec 2013 @ 19	44	176
General Motors Co., Call, Nov 2013 @ 35	13	2,873	±
Iron Mountain, Inc., Call, Nov 2013 @ 32.5	45	450	±
NII Holdings, Inc., Call, Dec 2013 @ 9	80	160
NII Holdings, Inc., Call, Dec 2013 @ 10	54	108
Penn West Petroleum Ltd., Call, Nov 2013 @ 12	75	750
Penn West Petroleum Ltd., Call, Dec 2013 @ 15	138	—
Synovus Financial Corp., Call, Jan 2014 @ 3.5	54	540
Synovus Financial Corp., Call, Jan 2014 @ 4	37	—
The Active Network, Inc., Call, Jan 2014 @ 15	27	—
US Airways Group, Inc., Call, Jan 2014 @ 20	39	11,661
Valley National Bancorp., Call, Dec 2013 @ 11	12	48

See Notes to Schedule of Investments

20

	Number of Contracts	Value†
Valley National Bancorp., Call, Dec 2013 @ 12	71	$—
Weatherford International Ltd., Call, Jan 2014 @ 18	60	2,640
Zynga, Inc., Call, Dec 2013 @ 5	56	112
		28,523
Put Options (0.4%)
American Capital Agency Corp., Put, Dec 2013 @ 15	8	—
American Capital Agency Corp., Put, Dec 2013 @ 20	18	378
American Capital Agency Corp., Put, Jan 2014 @ 17	116	812
Annaly Capital Management, Inc., Put, Dec 2013 @ 10	36	180
AsiaInfo-Linkage, Inc., Put, Jan 2014 @ 11	26	260
BMC Software, Inc., Put, Nov 2013 @ 45	22	—
ICU Medical, Inc., Put, Nov 2013 @ 70	20	14,200
Iron Mountain, Inc., Put, Nov 2013 @ 22.5	71	355
iShares Russell 2000 ETF, Put, Dec 2013 @ 110	12	3,528	±
iShares Russell 2000 ETF, Put, Jun 2014 @ 96	284	83,212	±
iShares Russell 2000 Index Fund, Put, Nov 2013 @ 90	59	—	±
Lamar Advertising Co., Put, Nov 2013 @ 40	135	3,375
Leap Wireless International, Inc., Put, Apr 2014 @ 13	73	1,460
	Number of Contracts	Value†
Lender Processing Services, Inc., Put, Dec 2013 @ 29	22	$—
MAKO Surgical Corp., Put, Jan 2014 @ 20	13	130
MAKO Surgical Corp., Put, Jan 2014 @ 27.5	64	640
Netflix, Inc., Put, Dec 2013 @ 310	1	1,445
Russell 2000 Index, Put, Nov 2013 @ 1070	8	3,560
Russell 2000 Index, Put, Dec 2013 @ 1080	5	9,560
Russell 2000 Index, Put, Dec 2013 @ 1100	3	7,950
Russell 2000 Index, Put, Dec 2013 @ 1110	5	15,555
Russell 2000 Index, Put, Jan 2014 @ 1100	4	14,100
S&P 500 Index, Put, Dec 2013 @ 1680	2	1,990
S&P 500 Index, Put, Dec 2013 @ 1705	1	1,385
S&P 500 Index, Put, Dec 2013 @ 1720	2	3,508
S&P 500 Index, Put, Dec 2013 @ 1750	2	6,000
S&P 500 Index, Put, Dec 2013 @ 1760	3	9,570
S&P 500 Index, Put, Dec 2013 @ 1770	5	16,500
S&P 500 Index, Put, Jan 2014 @ 1730	3	9,915
S&P 500 Index, Put, Jan 2014 @ 1770	2	9,980
Safeway, Inc., Put, Dec 2013 @ 33	27	2,565
	Number of Contracts	Value†
SPDR S&P 500 ETF Trust, Put, Nov 2013 @ 169	4	$100
SPDR S&P 500 ETF Trust, Put, Dec 2013 @ 164	1,200	97,200	±
SPDR S&P 500 ETF Trust, Put, Dec 2013 @ 166	2,000	228,000	±
SPDR S&P 500 ETF Trust, Put, Dec 2013 @ 167	4	424	±
SPDR S&P 500 ETF Trust, Put, Dec 2013 @ 168	1,300	169,000	±
SPDR S&P 500 ETF Trust, Put, Dec 2013 @ 172	5	1,035	±
SPDR S&P 500 ETF Trust, Put, Dec 2013 @ 173	13	3,081	±
SPDR S&P 500 ETF Trust, Put, Mar 2014 @ 171	2,000	880,000	±
Spreadtrum Communications, Inc., Put, Nov 2013 @ 23	14	—
Tesla Motors, Inc., Put, Dec 2013 @ 165	2	3,576
The Active Network, Inc., Put, Jan 2014 @ 12.5	27	—
Theravance, Inc., Put, Jan 2014 @ 39	235	110,450	±
Tower Group International Ltd., Put, Nov 2013 @ 6	10	2,300
ViroPharma, Inc., Put, Nov 2013 @ 35	33	2,145	±
ViroPharma, Inc., Put, Jan 2014 @ 35	319	95,700
WisdomTree Japan Hedged Equity Fund, Put, Nov 2013 @ 45	24	360

See Notes to Schedule of Investments

21

	Number of Contracts	Value†
WisdomTree Japan Hedged Equity Fund, Put, Nov 2013 @ 46	30	$750
WisdomTree Japan Hedged Equity Fund, Put, Nov 2013 @ 47	12	540
		1,816,774
Total Purchased Options (Cost $3,995,043)		1,845,297
	Principal Amount
Short-Term Investments (39.9%)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.0%)
U.S. Treasury Bills, 0.21%, due 11/7/13	$120,000	120,000
	Number of Shares
Money Market Fund (39.9%)
Dreyfus Treasury Prime Cash Management	187,447,683	187,447,681	Ø
Total Short-Term Investments (Cost $187,567,677)		187,567,681
Total Long Positions (101.2%) (Cost $469,521,653)		476,103,316	##
Cash, receivables and other assets, less liabilities (18.6%)		87,006,561	±Ø†††
Short Positions (see summary below) ((19.8)%)		(92,813,549)
Total Net Assets (100.0%)	$470,296,328
Short Positions ((19.8)%)
Common Stocks Sold Short (10.7%)£ØØ
Aerospace & Defense (0.3%)
AAR Corp.	(21,650)	(633,912)
Rockwell Collins, Inc.	(8,050)	(562,131)
		(1,196,043)
Air Freight & Logistics (0.2%)
bpost SA	(29,679)	(624,195	)*
Expeditors International of Washington, Inc.	(8,000)	(362,320)
		(986,515)
	Number of Shares	Value†
Airlines (0.0%)
United Continental Holdings, Inc.	(4)	$(136	)*
US Airways Group, Inc.	(2,279)	(50,069	)*
		(50,205)
Automobiles (0.1%)
Daihatsu Motor Co. Ltd.	(29,100)	(562,882)
General Motors Co.	(1,417)	(52,358	)*±
		(615,240)
Biotechnology (0.5%)
Acorda Therapeutics, Inc.	(448)	(13,713	)*
Agios Pharmaceuticals, Inc.	(11,237)	(260,249	)*
Alnylam Pharmaceuticals, Inc.	(269)	(15,497	)*
Arena Pharmaceuticals, Inc.	(72,000)	(316,080	)*
BioCryst Pharmaceuticals, Inc.	(1,443)	(8,304	)*
Bluebird Bio, Inc.	(8,500)	(180,625	)*
Cellular Dynamics International, Inc.	(448)	(6,321	)*
Foundation Medicine, Inc.	(4,092)	(130,453	)*
Halozyme Therapeutics, Inc.	(23,480)	(273,542	)*
ImmunoGen, Inc.	(16,460)	(270,932	)*
Insmed, Inc.	(896)	(12,759	)*
Intrexon Corp.	(6,600)	(139,920	)*
Medivation, Inc.	(3,570)	(213,700	)*
Myriad Genetics, Inc.	(431)	(10,508	)*
Tetraphase Pharmaceuticals, Inc.	(1,343)	(16,828	)*
ThromboGenics NV	(2,855)	(78,846	)*
United Therapeutics Corp.	(5,063)	(448,177	)*
		(2,396,454)
Capital Markets (0.1%)
Greenhill & Co., Inc.	(11,275)	(578,407)
	Number of Shares	Value†
Chemicals (0.9%)
BASF SE	(6,019)	$(626,243)
Innophos Holdings, Inc.	(11,850)	(593,922)
Koninklijke DSM NV	(7,261)	(550,012)
Koppers Holdings, Inc.	(15,000)	(667,650)
Potash Corp of Saskatchewan, Inc.	(13,400)	(416,740)
Rockwood Holdings, Inc.	(10,900)	(689,425)
The Sherwin-Williams Co.	(1,200)	(225,600)
Umicore SA	(11,800)	(562,914)
		(4,332,506)
Commercial Banks (0.8%)
M&T Bank Corp.	(26,292)	(2,958,639)
PacWest Bancorp.	(9,688)	(368,628)
Umpqua Holdings Corp.	(10,875)	(178,024)
Union First Market Bankshares Corp.	(625)	(15,075)
United Bankshares, Inc.	(8,339)	(246,668)
		(3,767,034)
Communications Equipment (0.0%)
BlackBerry Ltd.	(4,479)	(35,429)*
Computers & Peripherals (0.1%)
NCR Corp.	(7,200)	(263,160)*
Construction & Engineering (0.2%)
Layne Christensen Co.	(38,350)	(741,689)*
Containers & Packaging (0.2%)
Bemis Co., Inc.	(11,150)	(444,885)
Rock Tenn Co. Class A	(5,700)	(609,957)
		(1,054,842)
Diversified Consumer Services (0.0%)
H&R Block, Inc.	(3,046)	(86,628)
Diversified Financial Services (0.9%)
Intercontinental Exchange, Inc.	(20,789)	(4,006,664)*
Diversified Telecommunication Services (0.2%)
Verizon Communications, Inc.	(16,782)	(847,659)

See Notes to Schedule of Investments

22

	Number of Shares	Value†
Food & Staples Retailing (0.4%)
George Weston Ltd.	(2,221)	$(180,935)
Loblaw Cos. Ltd.	(3,715)	(169,921)
Shoprite Holdings Ltd.	(28,925)	(529,589)
Spartan Stores, Inc.	(760)	(17,883)
Sysco Corp.	(17,500)	(565,950)
The Kroger Co.	(400)	(17,136)
The Spar Group Ltd.	(42,853)	(548,536)
		(2,029,950)
Food Products (0.4%)
Campbell Soup Co.	(13,950)	(593,851)
Marine Harvest ASA	(805,821)	(944,832)
WhiteWave Foods Co. Class A	(13,751)	(275,158)*
		(1,813,841)
Health Care Equipment & Supplies (0.4%)
Abaxis, Inc.	(2,350)	(83,966)
Cynosure, Inc. Class A	(11,780)	(254,566)*
Edwards Lifesciences Corp.	(3,870)	(252,285)*
Mazor Robotics Ltd. ADR	(9,400)	(169,623)*
Neogen Corp.	(6,360)	(293,959)*
Sirona Dental Systems, Inc.	(10,340)	(747,065)*
		(1,801,464)
Health Care Providers & Services (0.9%)
Aetna, Inc.	(273)	(17,117)
Catamaran Corp.	(11,500)	(540,040)*
Community Health Systems, Inc.	(11,628)	(507,330)
Express Scripts Holding Co.	(7,880)	(492,657)*
Fresenius Medical Care AG & Co. KGaA ADR	(8,010)	(263,689)
Health Management Associates, Inc. Class A	(19,634)	(251,708)*
Laboratory Corp. of America Holdings	(2,630)	(265,367)*
LifePoint Hospitals, Inc.	(8,230)	(424,997)*
Owens & Minor, Inc.	(8,550)	(319,941)
	Number of Shares	Value†
Quest Diagnostics, Inc.	(4,270)	$(255,816)
WellPoint, Inc.	(8,910)	(755,568)
		(4,094,230)
Health Care Technology (0.1%)
athenahealth, Inc.	(1,980)	(264,350)*
HMS Holdings Corp.	(6,310)	(133,330)*
Vocera Communications, Inc.	(7,990)	(134,472)*
		(532,152)
Hotels, Restaurants & Leisure (0.1%)
Panera Bread Co. Class A	(3,050)	(481,656)*
Household Durables (0.2%)
Lennar Corp. Class A	(30,442)	(1,082,213)
Household Products (0.1%)
Church & Dwight Co., Inc.	(9,425)	(614,039)
Insurance (0.5%)
ACE Ltd.	(4,500)	(429,480)
Aspen Insurance Holdings Ltd.	(15,700)	(612,457)
Axis Capital Holdings Ltd.	(13,550)	(642,541)
Fidelity National Financial, Inc. Class A	(25,308)	(712,420)
		(2,396,898)
Internet & Catalog Retail (0.2%)
HSN, Inc.	(16,550)	(867,220)
Netflix, Inc.	(45)	(14,512)*
TripAdvisor, Inc.	(2,000)	(165,420)*
		(1,047,152)
Internet Software & Services (0.0%)
Trulia, Inc.	(1,088)	(43,487)*
Machinery (0.4%)
Deere & Co.	(10,220)	(836,405)
Illinois Tool Works, Inc.	(7,850)	(618,501)
Kennametal, Inc.	(12,450)	(572,700)
		(2,027,606)
Media (0.9%)
Comcast Corp. Class A	(318)	(15,130)
Liberty Global PLC Class A	(26,540)	(2,079,940)*
Sirius XM Radio, Inc.	(157,858)	(595,125)
Time Warner, Inc.	(18,800)	(1,292,312)
		(3,982,507)
	Number of Shares	Value†
Multiline Retail (0.0%)
JC Penney Co., Inc.	(19,914)	$(149,355)*
Oil, Gas & Consumable Fuels (0.0%)
Royal Dutch Shell PLC ADR	(1,629)	(113,248)
Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	(6,540)	(111,245)*
Pharmaceuticals (0.6%)
Ampio Pharmaceuticals, Inc.	(1,789)	(15,815)*
Aratana Therapeutics, Inc.	(537)	(10,718)*
Hospira, Inc.	(5,040)	(204,221)*
Pacira Pharmaceuticals, Inc.	(21,225)	(1,072,075)*
Perrigo Co.	(10,775)	(1,485,765)
		(2,788,594)
Real Estate Investment Trusts (0.6%)
American Realty Capital Properties, Inc.	(18,110)	(240,320)
Annaly Capital Management, Inc.	(2,282)	(26,905)
AvalonBay Communities, Inc.	(893)	(111,669)
Equity Residential	(1,980)	(103,673)
Essex Property Trust, Inc.	(3,447)	(554,967)
Host Hotels & Resorts, Inc.	(7,918)	(146,879)
Mid-America Apartment Communities, Inc.	(4,871)	(323,434)
National Retail Properties, Inc.	(9,262)	(318,613)
Realty Income Corp.	(17,317)	(721,253)
		(2,547,713)
Semiconductors & Semiconductor Equipment (0.1%)
Marvell Technology Group Ltd.	(24,400)	(292,800)
Software (0.2%)
SAP AG ADR	(8,000)	(626,800)
VMware, Inc. Class A	(2,148)	(174,589)*
		(801,389)

See Notes to Schedule of Investments

23

	Number of Shares	Value†
Specialty Retail (0.0%)
Williams-Sonoma, Inc.	(1,247)	$(65,393)
Textiles, Apparel & Luxury Goods (0.0%)
Michael Kors Holdings Ltd.	(1,140)	(87,723)*
Thrifts & Mortgage Finance (0.0%)
Provident New York Bancorp.	(6,312)	(73,977)
Trading Companies & Distributors (0.1%)
HD Supply Holdings, Inc.	(19,650)	(396,734)*
Wireless Telecommunication Services (0.0%)
NII Holdings, Inc.	(5,434)	(18,693)*
Total Common Stocks Sold Short (Proceeds $(49,090,308))		(50,352,534)
Exchange Traded Funds Sold Short (8.7%)£ØØ
CurrencyShares Euro Trust	(5,700)	(765,453)*
Energy Select Sector SPDR Fund	(52,045)	(4,496,167)
First Trust ISE-Revere Natural Gas Index Fund	(1,871)	(36,597)
Health Care Select Sector SPDR Fund	(68,080)	(3,590,539)
iShares iBoxx $ High Yield Corporate Bond ETF	(7,129)	(665,849)
iShares MSCI Emerging Markets ETF	(71,368)	(3,030,285)
iShares MSCI Germany ETF	(2,894)	(84,939)
iShares MSCI Malaysia ETF	(7,950)	(126,087)
iShares MSCI United Kingdom ETF	(6,133)	(124,806)
iShares Nasdaq Biotechnology ETF	(12,870)	(2,639,894)
iShares Russell 2000 Fund	(8,521)	(930,749)
iShares U.S. Real Estate ETF	(12,107)	(801,120)
Market Vectors Biotech ETF	(20,290)	(1,663,780)
Market Vectors Gold Miners ETF	(2,012)	(50,521)
	Number of Shares	Value†
Market Vectors Oil Service ETF	(61,385)	$(3,045,924)
Market Vectors Semiconductor ETF	(6,320)	(260,194)
Nomura TOPIX Exchange Traded Fund	(19,864)	(245,851)
SPDR Barclays High Yield Bond ETF	(5,019)	(203,922)
SPDR S&P 500 ETF Trust	(78,800)	(13,847,524)±
SPDR S&P Biotech ETF	(16,228)	(1,930,970)
SPDR S&P Homebuilders ETF	(2,782)	(84,907)
SPDR S&P Regional Banking ETF	(12,358)	(461,571)
Utilities Select Sector SPDR Fund	(1,445)	(56,052)
Vanguard REIT ETF	(19,017)	(1,314,455)
Total Exchange Traded Funds Sold Short (Proceeds $(39,225,490))		(40,458,156)
	Principal Amount
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short (0.1%)£ØØ
U.S. Treasury Bonds, 2.88%, due 5/15/43	$(403,000)	(345,510)
U.S. Treasury Notes, 1.75%, due 5/15/23	(183,000)	(170,833)
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short (Proceeds $(512,911))		(516,343)
Corporate Debt Securities Sold Short (0.3%)£ØØ
Auto Parts & Equipment (0.0%)
Delphi Corp., 5.00%, due 2/15/23	(179,000)	(187,950)
Beverages (0.0%)
Constellation Brands, Inc., 4.25%, due 5/1/23	(50,000)	(47,937)
Diversified Telecommunication Services (0.0%)
CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	(59,000)	(59,959)
	Principal Amount	Value†
Verizon Communications, Inc., 6.55%, due 9/15/43	$(71,000)	$(82,330)
		(142,289)
Food Products (0.0%)
HJ Heinz Finance Co., 7.13%, due 8/1/39	(123,000)	(128,228	)ñ
Household Products (0.1%)
Reynolds Group Issuer, Inc., 9.00%, due 4/15/19	(123,000)	(131,610)
Reynolds Group Issuer, Inc., 9.88%, due 8/15/19	(92,000)	(101,775)
		(233,385)
Media (0.0%)
Cumulus Media Holdings, Inc., 7.75%, due 5/1/19	(70,000)	(73,850)
Metals & Mining (0.0%)
Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(48,000)	(42,762)
Oil, Gas & Consumable Fuels (0.0%)
Samson Investment Co., 10.25%, due 2/15/20	(119,000)	(128,520	)ñ
Pharmaceuticals (0.1%)
Valeant Pharmaceuticals International, 6.75%, due 8/15/18	(116,000)	(127,020	)ñ
Valeant Pharmaceuticals International, 7.50%, due 7/15/21	(116,000)	(128,760	)ñ
		(255,780)
Trading Companies & Distributors (0.1%)
HD Supply, Inc., 7.50%, due 7/15/20	(233,000)	(245,815	)ñ
Total Corporate Debt Securities Sold Short (Proceeds $(1,466,008))		(1,486,516)
Total Short Positions (Proceeds $(90,294,717))		(92,813,549)

See Notes to Schedule of Investments

24

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, exchange traded funds, purchased option contracts, written option contracts, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities (long and short positions) is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available.

See Notes to Financial Statements

25

Notes to Schedule of Investments (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Bank Loans. The value of bank loan securities is determined by Management primarily by obtaining  valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs  depending on the number of quotes available).

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts is determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by obtaining valuations from an independent pricing service using the underlying index and stated LIBOR ("London Interbank Offered Rate") rate (Level 2 inputs).

The value of equity swaps is determined by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

26

Notes to Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Biotechnology	$11,035,114	$3,120	$—	$11,038,234
Media	23,194,867	—	750	23,195,617
Other Common Stocks^	190,860,806	—	—	190,860,806
Total Common Stocks	225,090,787	3,120	750	225,094,657
Preferred Stocks^	2,001,330	—	—	2,001,330
Exchange Traded Funds	2,491,348	—	—	2,491,348
Investment Companies	—	30,016	—	30,016
Rights^	101,084	—	—	101,084
Warrants^	182,648	—	—	182,648
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	28,960	—	28,960
Collateralized Mortgage Obligations	—	6,892,323	—	6,892,323
Commercial Mortgage-Backed Securities	—	3,761,791	496,719	4,258,510
Asset-Backed Securities	—	1,933,267	—	1,933,267
Corporate Debt Securities^	—	5,091,455	—	5,091,455
Convertible Corporate Debt^	—	81,962	—	81,962
Bank Loan Obligations
Aerospace & Defense	—	—	503,750	503,750
Auto Parts & Equipment	—	452,812	—	452,812
Building Products	—	1,671,475	—	1,671,475
Chemicals	—	243,820	87,000	330,820
Commercial Services & Supplies	—	2,328,493	500,000	2,828,493
Communications Equipment	—	1,115,579	—	1,115,579
Computers & Peripherals	—	1,325,796	—	1,325,796
Diversified Consumer Services	—	249,375	—	249,375
Diversified Financial Services	—	1,395,883	—	1,395,883
Diversified Telecommunication Services	—	911,405	—	911,405
Electronic Equipment, Instruments & Components	—	1,000,000	—	1,000,000
Energy Equipment & Services	—	484,818	151,414	636,232
Food Products	—	817,424	—	817,424
Health Care Equipment & Supplies	—	93,077	—	93,077
Health Care Providers & Services	—	1,678,254	—	1,678,254
Health Care Technology	—	97,401	435,000	532,401
Hotels, Restaurants & Leisure	—	4,817,566	—	4,817,566
Independent Power Producers & Energy Traders	—	1,006,250	—	1,006,250

See Notes to Financial Statements

27

Notes to Schedule of Investments (cont'd)

Insurance	$—	$762,979	$—	$762,979
Internet Software & Services	—	1,163,950	1,467,180	2,631,130
IT Services	—	500,876	—	500,876
Media	—	1,469,416	—	1,469,416
Metals & Mining	—	709,029	—	709,029
Multiline Retail	—	307,875	—	307,875
Oil, Gas & Consumable Fuels	—	1,062,186	44,100	1,106,286
Pharmaceuticals	—	1,056,000	—	1,056,000
Software	—	5,109,181	2,244,500	7,353,681
Trading Companies & Distributors	—	351,181	—	351,181
Transportation Infrastructure	—	887,733	—	887,733
Total Bank Loan Obligations	—	33,069,834	5,128,024	38,197,858
Purchased Options	1,843,483	1,814	—	1,845,297
Short-Term Investments	—	187,567,681	—	187,567,681
Total Investments	231,710,680	238,462,223	5,930,413	476,103,316
Liability Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks Sold Short^	$(50,352,534)	$—	$—	$(50,352,534)
Exchange Traded Funds Sold Short	(40,458,156)	—	—	(40,458,156)
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government Sold Short	—	(516,343)	—	(516,343)
Corporate Debt Securities Sold Short^	—	(1,486,516)	—	(1,486,516)
Total Investments	(90,810,690)	(2,002,859)	—	(92,813,549)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

28

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/01/12	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 10/31/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/13
Investments in Securities:
Common Stocks
Media	$—	$—	$750	$—	$—	$—	$—	$750	$750
Commercial Mortgage-Backed Securities	—	37	(78)	496,760	—	—	—	496,719	(78)
Bank Loan Obligations
Aerospace & Defense	—	—	6,250	497,500	—	—	—	503,750	6,250
Chemicals	—	43	1,697	85,260	—	—	—	87,000	1,697
Commercial Services & Supplies	—	—	(3,750)	503,750	—	—	—	500,000	(3,750)
Energy Equipment & Services	—	65	4,208	147,141	—	—	—	151,414	4,208
Health Care Technology	—	1,161	(62,201)	—	—	496,040	—	435,000	(62,201)
Insurance	600,000	7	2,243	—	(602,250)	—	—	—	—
Internet Software & Services	—	176	14,644	1,452,360	—	—	—	1,467,180	14,644
Machinery	101,000	—	2,000	—	(103,000)	—	—	—	—
Oil, Gas & Consumable Fuels	—	43	857	43,200	—	—	—	44,100	857
Software	—	—	21,735	2,222,765	—	—	—	2,244,500	21,735
Total	$701,000	$1,532	$(11,645)	$5,448,736	$(705,250)	$496,040	$—	$5,930,413	$(15,888)

As of October 31, 2013, one security in the Fund transferred from Level 2 to Level 3 as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service. In addition, one security transferred from Level 2 to Level 1 due to active market activity on recognized exchanges, as of October 31, 2013.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2013:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$39,118	$—	$39,118
Equity swaps	—	440,123	—	440,123
Total	$—	$479,241	$—	$479,241

See Notes to Financial Statements

29

Notes to Schedule of Investments (cont'd)

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(194,143)	$—	$(194,143)
Total return swaps	—	(409,350)	—	(409,350)
Options written	(925,318)	—	—	(925,318)
Total	$(925,318)	$(603,493)	$—	$(1,528,811)

##  At October 31, 2013, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$470,423,287	$11,659,707	$(5,979,678)	$5,680,029

*  Security did not produce income during the last twelve months.

^^  All or a portion of this security has not settled as of October 31, 2013 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

±  At October 31, 2013, the Fund had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Cooper Tire & Rubber Co., Call	109	$25	November 2013	$(27,250)
Cooper Tire & Rubber Co., Call	11	22.5	January 2014	(4,840)
Cooper Tire & Rubber Co., Call	18	26	November 2013	(3,402)
General Motors Co., Call	13	37	November 2013	(1,014)
Iron Mountain, Inc., Call	51	25	November 2013	(9,690)
iShares Russell 2000 ETF, Put	284	80	June 2014	(35,784)
iShares Russell 2000 Index Fund, Put	59	75	November 2013	—
Kulicke & Soffa Industries, Inc., Call	22	13	November 2013	(990)
Kulicke & Soffa Industries, Inc., Call	22	12	November 2013	(2,420)
Lamar Advertising Co., Call	135	46	November 2013	(21,600)
MetLife, Inc., Call	7	47	November 2013	(791)
Navistar International Corp., Call	4	35	November 2013	(460)
Safeway, Inc., Call	24	36	November 2013	(1,440)
SPDR S&P 500 ETF Trust, Put	1,200	157	December 2013	(52,800)
SPDR S&P 500 ETF Trust, Put	1,300	161	December 2013	(89,700)
SPDR S&P 500 ETF Trust, Put	2,000	159	December 2013	(102,000)
SPDR S&P 500 ETF Trust, Put	2,000	163	March 2014	(524,000)
The Jones Group, Inc., Call	16	16	November 2013	(720)
The Men's Wearhouse, Inc., Call	27	45	November 2013	(3,510)
The Men's Wearhouse, Inc., Call	27	46	November 2013	(2,700)
The Men's Wearhouse, Inc., Call	33	44	November 2013	(5,940)
Theravance, Inc., Call	235	47	January 2014	(7,050)
Theravance, Inc., Put	235	32	January 2014	(15,275)
United Rentals, Inc., Call	22	62.5	November 2013	(6,974)
ViroPharma, Inc., Call	33	40	November 2013	(4,950)
Weight Watchers International, Inc., Call	9	42.5	November 2013	(18)
Total				$(925,318)

See Notes to Financial Statements

30

Notes to Schedule of Investments (cont'd)

≠  Security had an event of default.

¢  All or a portion of this security was purchased on a delayed delivery basis.

£  At October 31, 2013, the Fund had pledged securities in the amount of $24,111,158 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

a  Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

f  Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2013, these securities amounted to approximately $8,099,384 or 1.72% of net assets for the Fund.

Ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2013, these securities amounted to approximately $4,932,944 or 1.05% of net assets for the Fund.

Ø  All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or forward foreign currency contracts and/or swaps.

ØØ  At October 31, 2013, the Fund had deposited $89,465,765 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2013 and their final maturities.

††  As of October 31, 2013, the value of unfunded loan commitments was approximately $25,435 pursuant to the following loan agreement:

Borrower	Principal Amount	Value
Alinta Energy, due 12/31/20	$25,789	$25,435

†††  See Note A-12 in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2013.

See Notes to Financial Statements

31

Statement of Assets and Liabilities

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$476,103,316
Deposits with broker for short sales (Note A-10)	89,465,765
Deposits with broker for swaps (Note A-12)	14,300,000
Dividends and interest receivable	290,589
Foreign tax reclaims	3,361
Receivable for securities sold	24,442,517
Receivable for Fund shares sold	14,825,407
Equity Swaps, at value (Note A-12)	440,123
Receivable for open forward foreign currency contracts (Note A-12)	39,118
Prepaid expenses and other assets	46,277
Total Assets	619,956,473
Liabilities
Investments sold short, at value (Note A) (proceeds $90,294,717)	92,813,549
Written Options, at value (Note A) (proceeds $2,236,061)	925,318
Due to Custodian	5,051,026
Foreign currency—due to custodian*	4,214,645
Dividends and interest payable for short sales	53,080
Payable to investment manager—net (Note B)	565,547
Payable to administrator—net (Note B)	19,140
Payable for securities purchased	36,754,438
Payable for Fund shares redeemed	8,483,468
Total return Swaps, at value (Note A-12)	409,350
Payable for open forward foreign currency contracts (Note A-12)	194,143
Accrued expenses and other payables	176,441
Total Liabilities	149,660,145
Net Assets	$470,296,328
Net Assets consist of:
Paid-in capital	$462,630,337
Undistributed net investment income (loss)	25,564
Accumulated net realized gains (losses) on investments	2,391,217
Net unrealized appreciation (depreciation) in value of investments	5,249,210
Net Assets	$470,296,328
Net Assets
Institutional Class	$324,323,789
Class A	124,715,152
Class C	21,257,387

See Notes to Financial Statements

32

Statement of Assets and Liabilities (cont'd)

ABSOLUTE RETURN MULTI-MANAGER FUND
October 31, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	29,860,600
Class A	11,522,771
Class C	1,985,698
Net Asset Value, offering and redemption price per share
Institutional Class	$10.86
Net Asset Value and redemption price per share
Class A	$10.82
Offering Price per share
Class A‡	$11.48
Net Asset Value and offering price per share
Class C^	$10.71
*Cost of Investments:
Unaffiliated issuers	$469,521,653
Total cost of foreign currency	$(4,218,102)

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

33

Statement of Operations

Neuberger Berman Alternative Funds
ABSOLUTE RETURN MULTI-MANAGER FUND
For the Year Ended October 31, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$877,084
Interest income—unaffiliated issuers	825,914
Foreign taxes withheld	(15,405)
Total income	$1,687,593
Expenses:
Investment management fees (Note B)	1,917,384
Administration fees (Note B)	66,416
Administration fees (Note B):
Institutional Class	72,229
Class A	53,079
Class C	7,805
Distribution fees (Note B):
Class A	66,348
Class C	39,025
Shareholder servicing agent fees:
Institutional Class	11,749
Class A	12,648
Class C	1,959
Audit fees	57,900
Custodian fees (Note A)	205,364
Legal fees	241,761
Registration and filing fees	81,451
Shareholder reports	35,000
Trustees' fees and expenses	47,999
Short sales expense (Note A-10)	417,466
Miscellaneous	11,111
Total expenses	3,346,694
Expenses reimbursed by Management (Note B)	(669,435)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(6,322)
Total net expenses	2,670,937
Net investment income (loss)	$(983,344)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,831,916
Sales of investment securities of unaffiliated issuers sold short	(2,760,593)
Forward foreign currency contracts	27,633
Foreign currency	(96,972)
Financial futures contracts	(58,511)
Options written	275,033
Swap contracts	505,524
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,491,013
Unaffiliated investment securities sold short	(2,564,051)
Forward foreign currency contracts	(155,025)
Foreign currency	(1,537)
Financial futures contracts	(2,795)
Options written	1,301,528
Swap contracts	30,773
Net gain (loss) on investments	8,823,936
Net increase (decrease) in net assets resulting from operations	$7,840,592

See Notes to Financial Statements

34

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
	ABSOLUTE RETURN MULTI-MANAGER FUND
	Year Ended October 31, 2013	Period from May 15, 2012 (Commencement of Operations) to October 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(983,344)	$(193,650)
Net realized gain (loss) on investments	3,724,030	(22,204)
Change in net unrealized appreciation (depreciation) of investments	5,099,906	149,304
Net increase (decrease) in net assets resulting from operations	7,840,592	(66,550)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(58,599)	—
Net realized gain on investments:
Institutional Class	(119,803)	—
Class A	(12,381)	—
Class C	(2,073)	—
Total distributions to shareholders	(192,856)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	308,138,341	33,591,736
Class A	124,995,179	1,760,497
Class C	21,030,909	230,214
Proceeds from reinvestment of dividends and distributions:
Institutional Class	172,922	—
Class A	9,064	—
Class C	1,988	—
Payments for shares redeemed:
Institutional Class	(22,848,165)	(305,020)
Class A	(3,847,011)	(804)
Class C	(214,708)	—
Net increase (decrease) from Fund share transactions	427,438,519	35,276,623
Net Increase (Decrease) in Net Assets	435,086,255	35,210,073
Net Assets:
Beginning of period	35,210,073	—
End of year	$470,296,328	$35,210,073
Undistributed net investment income (loss) at end of period	25,564	(136,050)

See Notes to Financial Statements

35

Notes to Financial Statements Absolute Return
Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until May 15, 2012, other than matters relating to its organization and its registration of shares under the 1933 Act. The Fund is a separate operating series of the Trust and is non-diversified. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of October 31, 2013, the Fund did not have any unrecognized tax positions.

36

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(84,626)	$1,203,557	$(1,118,931)

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

						Distributions Paid From:
Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
2013	2012		2013	2012		2013	2012		2013	2012		2013	2012
$190,445	$—	(1)	$—	$—	(1)	$2,411	$—	(1)	$—	$—	(1)	$192,856	$—	(1)

(1)  Period from May 15, 2012 (Commencement of Operations) to October 31, 2012.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,424,384	$—	$3,673,124	$—	$(431,517)	$7,665,991

The difference between book basis and tax basis distributable earnings is attributable primarily to wash sale loss deferrals, amortization of organizational costs, mark to market on certain swap contract transactions, unsettled wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

6  Foreign taxes: Foreign taxes withheld represent amounts withheld, if any, by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

37

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund and are excluded from the contractual expense limitation. As of October 31, 2013, the Fund had pledged cash in the amount of $89,465,765 to JP Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At October 31, 2013, the Fund had pledged securities in the amount of $24,083,373 to cover collateral requirements for borrowing in connection with securities sold short.

11  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

12  Derivative instruments: During the year ended October 31, 2013, the Fund's use of derivatives, as described below, was limited to equity swaps, total return swaps, financial futures contracts, forward foreign currency contracts, written option transactions and purchased option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at

38

fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the year ended October 31, 2013, the Fund used equity swaps to provide investment exposure to certain foreign investments. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund is recorded as realized gains or losses.

At October 31, 2013, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Value†
JPMorgan Chase Bank, N.A.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	$440,123

*  The following table represents the individual long and short positions and related values within the equity swaps as of October 31, 2013.

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Long Positions
Australia
GrainCorp Ltd.	54,143	$632,372	$(894)
Belgium
Henex	1,867	158,477	513
Brazil
MMX Mineracao e Metalicos SA	901,417	1,218,568	(224,683)
Canada
Extendicare Inc.	92,694	586,990	7,766
Petrominerales Ltd.	54,459	617,746	8,508
Shoppers Drug Mart Corp.	51,789	2,969,987	55,943
			72,217
Denmark
Bavarian Nordic A/S	950	11,483	104
Coloplast A/S	254	14,592	1,970
Genmab A/S	273	11,219	634
H. Lundbeck A/S	1,079	22,595	603
			3,311
39

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
France
BNP Paribas SA	1,400	$97,786	$5,887
Caisse Regionale Credit Agricole Mutuel d'Ille et Vilaine	298	19,557	418
Caisse Regionale de Credit Agricole Mutuel Alpes Provence	116	9,113	495
Credit Agricole Atlantique Vendee CCI	343	37,330	(115)
Credit Agricole de la Touraine et du Poitou	219	16,019	38
Credit Agricole de Normandie-Seine	450	49,852	1,105
Credit Agricole Loire Haute-Loire	177	11,038	810
Credit Agricole Nord de France CCI	1,460	30,384	1,076
Orange	13,278	184,383	(2,118)
Sanofi	244	24,839	1,181
Vivendi	5,112	125,974	3,784
			12,561
Germany
Celesio AG	14,329	397,069	49,136
GSW Immobilien AG	3,532	158,552	5,385
KHD Humboldt Wedag International AG	2,455	21,196	53
MAN SE	5,092	604,135	9,453
			64,027
Ireland
Shire PLC	8,389	331,421	38,614
Isle of Man
GVC Holdings PLC	38,793	199,861	18,854
Italy
Telecom Italia SpA	144,737	99,139	13,956
Netherlands
Unit4 NV	6,717	309,055	7,591
Ziggo NV	11,146	477,399	895
			8,486
South Africa
Adcock Ingram Holdings Ltd.	30,768	211,018	9,963
Spain
Almirall SA	2,148	31,520	590
Banco Santander SA	9,104	76,340	4,488
Distribuidora Internacional de Alimentacion SA	2,567	23,479	(12)
			5,066
Sweden
Elekta AB	1,090	17,438	(1,357)
Meda AB	4,214	45,886	1,456
Medivir AB	1,074	13,813	275
Swedish Orphan Biovitrum AB	2,434	20,309	2,979
			3,353

40

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
United Kingdom
Abcam PLC	1,658	$12,937	$475
Aberdeen Asset Management PLC	137,957	874,740	104,956
Amerisur Resources PLC	379,019	276,797	(9,400)
Associated British Foods PLC	41,681	1,268,322	246,743
Fiberweb PLC	34,938	52,621	4,982
Galliford Try PLC	51,750	903,911	46,994
GlaxoSmithKline PLC	1,043	26,899	586
Inmarsat PLC	12,693	146,815	(179)
Invensys PLC	72,994	583,258	5,446
Ladbrokes PLC	252,870	713,846	60,972
Rexam PLC	107,920	869,490	29,447
SABMiller PLC	8,726	457,604	(2,328)
Tate & Lyle PLC	112,229	1,412,971	11,317
Taylor Wimpey PLC	513,450	880,088	27,151
Vodafone Group PLC	365,052	1,260,021	54,032
			581,194
United States
Brookfield Office Properties, Inc.	65,538	1,242,658	(16,442)
PAA Natural Gas Storage, L.P.	80,646	1,844,758	(7,643)
Pioneer Southwest Energy Partners, L.P.	72,249	3,179,657	237,721
			213,636
Total Long Positions of Portfolio Swap			820,174
Short Positions
Belgium
Anheuser-Busch InBev NV	(4,475)	(462,019)	(3,397)
Bermuda
Catlin Group Ltd.	(21,590)	(171,917)	(5,324)
Hiscox Ltd.	(16,350)	(172,434)	(982)
			(6,306)
Canada
Loblaw Cos. Ltd.	(19,138)	(842,124)	(33,233)
France
Bureau Veritas SA	(18,160)	(551,657)	3,291
LVMH Moet Hennessy Louis Vuitton SA	(3,177)	(600,215)	(11,449)
Lyxor ETF CAC 40	(7,704)	(211,212)	(5,155)
Lyxor ETF STOXX Europe 600 Banks	(4,339)	(247,791)	(4,680)
Publicis Groupe	(10,102)	(791,345)	(51,231)
Schneider Electric SA	(1,901)	(158,662)	(1,494)
			(70,718)

41

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Germany
Deutsche Wohnen AG	(6,712)	$(125,329)	$(980)
Ireland
iShares FTSE 100 UCITS ETF Inc.	(25,899)	(270,314)	(8,578)
Italy
Assicurazioni Generali SpA	(2,428)	(51,546)	(5,222)
Telecom Italia SpA	(116,724)	(100,042)	(13,669)
			(18,891)
Portugal
Jeronimo Martins, SGPS, SA	(14,470)	(279,166)	11,775
United Kingdom
Amlin PLC	(26,150)	(170,589)	(8,070)
BTG PLC	(28,700)	(170,882)	(22,208)
Bunzl PLC	(8,060)	(169,820)	(8,135)
Capita PLC	(11,050)	(169,335)	(5,360)
Drax Group PLC	(16,780)	(171,253)	136
G4S PLC	(44,330)	(170,282)	(15,589)
Imperial Tobacco Group PLC	(23,050)	(860,466)	(295)
Provident Financial PLC	(6,480)	(169,602)	5,440
Schroders PLC	(20,671)	(868,463)	13,682
Serco Group PLC	(20,760)	(172,611)	(12,796)
			(53,195)
United States
Pioneer Natural Resources Co.	(16,801)	(3,156,956)	(283,553)
Plains All American Pipeline, L.P.	(35,079)	(1,811,245)	14,499
			(269,054)
Total Short Positions of Portfolio Swap			(452,577)
Total Long and Short Positions of Portfolio Swap			367,597
Financing Costs and Other Receivables			72,526
Swap, at Value			$440,123

(a)  Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

Total return swap contracts: During the year ended October 31, 2013, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

42

At October 31, 2013, the outstanding total return swap contracts were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	$1,199,127	Various (June 30, 2014 to August 21, 2014)	Various (0.174 to 0.176)%(2)		Banco do Brasil S.A.	$(163)	$(256,295)	$(256,458)
J.P. Morgan	2,087,113	November 6, 2014	0.129	(3)	The EURO STOXX 50 Index	—	(27,927)	(27,927)
J.P. Morgan	2,052,756	July 31, 2014	0.127	(4)	The STOXX 600 Automobiles & Parts (Price) Index	(217)	(124,748)	(124,965)
Totals						$(380)	$(408,970)	$(409,350)

(1)  The notional amount at period end is indicative of the volume throughout the period.

(2)  1 month LIBOR minus 0.50%-0.80% at October 15, 2013.

(3)  1 month EURIBOR minus 0.65% at October 15, 2013.

(4)  1 month EURIBOR minus 0.45% at October 15, 2013.

Financial futures contracts: During the year ended October 31, 2013, the Fund entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. The Fund also utilized financial futures contracts to provide investment exposure to certain indices other than the benchmarks.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving

43

futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income. At October 31, 2013 there were no open positions in financial futures contracts.

During the year ended October 31, 2013, the average notional value of financial futures contracts was $239,691 for short positions.

Forward foreign currency contracts: During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts ("forward contracts") to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

At October 31, 2013, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan	148,423	$133,195	11/20/13	$140,130	$6,935
Brazilian Real	J.P. Morgan	649,545	289,598	11/20/13	288,815	(783)
Canadian Dollar	J.P. Morgan	715,394	694,413	11/20/13	685,844	(8,569)
Danish Krone	J.P. Morgan	48,159	8,889	11/20/13	8,768	(121)
Euro	J.P. Morgan	2,191,809	2,977,449	11/20/13	2,976,046	(1,403)
Hong Kong Dollar	J.P. Morgan	1,783,884	230,077	11/20/13	230,100	23
Japanese Yen	J.P. Morgan	44,419,424	453,512	11/20/13	451,773	(1,739)
New Zealand Dollar	J.P. Morgan	6,278	5,179	11/20/13	5,180	1
Norwegian Krone	J.P. Morgan	8,585,192	1,433,392	11/20/13	1,441,293	7,901
Philippine Peso	J.P. Morgan	27,363,394	633,091	11/20/13	633,513	422
Pound Sterling	J.P. Morgan	243,996	388,080	11/20/13	391,176	3,096
South African Rand	J.P. Morgan	4,164,451	410,388	11/20/13	413,877	3,489
Swedish Krona	J.P. Morgan	14,216,794	2,222,191	11/20/13	2,193,055	(29,136)
Swiss Franc	J.P. Morgan	811,964	890,986	11/20/13	894,990	4,004
Thai Baht	J.P. Morgan	4,136,130	130,782	11/20/13	132,749	1,967
Total						$(13,913)

44

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan	148,423	$133,992	11/20/13	$(140,130)	$(6,138)
Brazilian Real	J.P. Morgan	4,856,051	2,130,180	11/20/13	(2,159,207)	(29,027)
Canadian Dollar	J.P. Morgan	715,394	687,365	11/20/13	(685,845)	1,520
Danish Krone	J.P. Morgan	4,722,685	861,321	11/20/13	(859,839)	1,482
Euro	J.P. Morgan	4,284,830	5,789,199	11/20/13	(5,817,957)	(28,758)
Hong Kong Dollar	J.P. Morgan	4,412,427	569,113	11/20/13	(569,150)	(37)
Japanese Yen	J.P. Morgan	348,639,081	3,543,447	11/20/13	(3,545,874)	(2,427)
New Zealand Dollar	J.P. Morgan	304,019	246,338	11/20/13	(250,847)	(4,509)
Norwegian Krone	J.P. Morgan	2,996,451	496,702	11/20/13	(503,048)	(6,346)
Philippine Peso	J.P. Morgan	103,381,217	2,378,657	11/20/13	(2,393,467)	(14,810)
Pound Sterling	J.P. Morgan	520,765	827,951	11/20/13	(834,894)	(6,943)
South African Rand	J.P. Morgan	23,993,318	2,392,815	11/20/13	(2,384,537)	8,278
Swedish Krona	J.P. Morgan	20,545,654	3,162,572	11/20/13	(3,169,332)	(6,760)
Swiss Franc	J.P. Morgan	1,668,480	1,818,030	11/20/13	(1,839,088)	(21,058)
Thai Baht	J.P. Morgan	58,800,297	1,861,615	11/20/13	(1,887,194)	(25,579)
Total						$(141,112)

For the year ended October 31, 2013, the Fund's investment in forward contracts had an average value of $3,174,249.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for the Fund for the year ended October 31, 2013. Written option transactions for the Fund for the year ended October 31, 2013 were:

	Number of Contracts	Premiums
Outstanding at October 31, 2012	254	$31,242
Options written	11,857	3,098,876
Options terminated in closing purchase transactions	(3,000)	(521,712)
Options exercised	(93)	(26,270)
Options expired	(1,122)	(346,075)
Outstanding at October 31, 2013	7,896	$2,236,061

Premiums paid by the Fund upon purchasing a covered call option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

45

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities for the Fund and enhance returns for the year ended October 31, 2013. Purchased option transactions for the Fund for the year ended October 31, 2013 were:

	Number of Contracts	Premiums
Outstanding at October 31, 2012	794	$116,525
Options purchased	18,624	5,813,818
Options terminated in closing sale transactions	(4,285)	(950,206)
Options exercised	(334)	(57,109)
Options expired	(5,271)	(927,985)
Outstanding at October 31, 2013	9,528	$3,995,043

For the year ended October 31, 2013, the Fund had an average market value of $317,649 and $636,100 in purchased options and written options, respectively.

At October 31, 2013, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Swaps, at value	$—	$440,123	$440,123
Forward contracts	Receivable for open forward foreign currency contracts	39,118	—	39,118
Purchased options	Investments in securities, at value	—	1,845,297	1,845,297
Total Value—Assets		$39,118	$2,285,420	$2,324,538

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Total return swaps	Swaps, at value	$—	$(409,350)	$(409,350)
Forward contracts	Payable for open forward foreign currency contracts	(194,143)	—	(194,143)
Option contracts written	Written options, at value	—	(925,318)	(925,318)
Total Value—Liabilities		$(194,143)	$(1,334,668)	$(1,528,811)

46

The impact of the use of these derivative instruments on the Statement of Operations during the year ended October 31, 2013, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$27,633	$—	$27,633
Futures contracts	Net realized gain (loss) on: financial futures contracts	—	(58,511)	(58,511)
Option contracts written	Net realized gain (loss) on: options written	—	275,033	275,033
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	(1,065,160)	(1,065,160)
Swap contracts	Net realized gain (loss) on: swap contracts	—	505,524	505,524
Total Realized Gain (Loss)		$27,633	$(343,114)	$(315,481)

Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$(155,025)	$—	$(155,025)
Futures contracts	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	—	(2,795)	(2,795)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	—	1,301,528	1,301,528
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	(2,146,368)	(2,146,368)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	30,773	30,773
Total Change in Appreciation (Depreciation)		$(155,025)	$(816,862)	$(971,887)

47

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2013, the impact of this arrangement was a reduction of expenses of $6,322.

15  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Prior to February 28, 2013, the Fund paid Management a fee at the annual rate of 2.000% of the first $250 million of the Fund's average daily net assets, 1.975% of the next $250 million, 1.950% of the next $250 million, 1.925% of the next $250 million, 1.900% of the next $500 million, 1.875% of the next $2.5 billion, and 1.850% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.732% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were forgone or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2013, there was no repayment to Management under this agreement.

48

At October 31, 2013, contingent liabilities to Management under the contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31, 2013
			2012	2013
	Contractual Expense		Subject to Repayment until October 31,
Class	Limitation(1)(2)	Expiration	2015	2016
Institutional Class	1.97%	10/31/16	$816,372	$447,655
Class A	2.33%	10/31/16	24,960	165,195
Class C	3.08%	10/31/16	4,503	23,788

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets. For the year ended October 31, 2013, voluntary reimbursements for Institutional Class, Class A and Class C amounted to $27,734, $4,524 and $539, respectively. These amounts are not subject to recovery by Management.

NB Alternative Investment Management LLC ("NBAIM"), as the sub-adviser to the Fund, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH" and together with NBG, the "NB Parties"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees, senior professionals, and certain of their permitted transferees, owns, as of September 30, 2013, approximately 76% of NBG's equity, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 24% of such equity. Pursuant to agreements among the NB Parties and the LBHI Parties, as well as the issuance of NBSH equity to employees with respect to their previously made equity elections relating to 2013 compensation, it is expected that NBSH will own 81% of NBG's equity as of January 1, 2014. NBG has the opportunity to continue to redeem the remaining NBG equity held by the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Management and NBAIM engage Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, MacKay Shields LLC, Sound Point Capital Management, L.P., Turner Investments, L.P., and Visium Asset Management, LP as subadvisers to provide investment management services. Management and NBAIM are not currently allocating the Fund's assets to Mackay Shields. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these

49

classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$18,423	$—	$—	$—
Class C	—	1,342	—	—

Note C—Securities Transactions:

During the year ended October 31, 2013, there were purchase and sale transactions of long-term securities (excluding swap contracts, financial futures contracts and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$511,945,770	$171,539,832	$262,888,542	$91,250,930

During the year ended October 31, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the year ended October 31, 2013 and for the period ended October 31, 2012 was as follows:

	For the Year Ended October 31, 2013				For the Period Ended October 31, 2012
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	28,662,260	17,121	(2,140,871)	26,538,510	3,352,383	—	(30,293)	3,322,090	(1)
Class A	11,706,206	898	(359,746)	11,347,358	175,493	—	(80)	175,413	(1)
Class C	1,982,903	198	(20,340)	1,962,761	22,937	—	—	22,937	(1)

(1)  Period from May 15, 2012 (Commencement of Operations) to October 31, 2012.

Note E—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to

50

enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08 on the Funds' financial statements, Management expects that the impact will be limited to additional financial statement disclosures.

Note F—Subsequent Event:

Effective November 1, 2013, NB Management engaged SLS Capital Management, LLC ("SLS") as a new subadviser for the Fund. In connection with the addition of SLS, a portion of the Fund's assets may be allocated to an investment strategy that focuses on long and short equity.

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52

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year
Absolute Return Multi-Manager Fund
Institutional Class
10/31/2013	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00
Class A
10/31/2013	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99
Class C
10/31/2013	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95

See Notes to Financial Highlights

53

	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding Dividend expenses on securities sold short)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding Dividend expenses on securities sold short)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)**	Portfolio Turnover Rate (excluding securities sold short)**
Absolute Return Multi-Manager Fund
Institutional Class
10/31/2013	9.19%		$324.3	2.89%		2.60%		2.30	%‡‡	2.01	%‡‡	(0.74%)		421%	330%
Period from 5/15/2012^ to 10/31/2012	0.00	%**	$33.2	7.86	%*‡	7.50	%*‡	2.81	%*‡	2.45	%*‡	(1.81	%)*‡	270%	213%
Class A
10/31/2013	8.70%		$124.7	3.27%		2.99%		2.62	%‡‡	2.34	%‡‡	(1.17%)		421%	330%
Period from 5/15/2012^ to 10/31/2012	(0.10	%)**	$1.8	8.67	%*‡	8.26	%*‡	3.22	%*‡	2.81	%*‡	(2.02	%)*‡	270%	213%
Class C
10/31/2013	8.03%		$21.3	4.01%		3.72%		3.38	%‡‡	3.09	%‡‡	(1.94%)		421%	330%
Period from 5/15/2012^ to 10/31/2012	(0.50	%)**	$0.2	13.12	%*‡	12.74	%*‡	3.94	%*‡	3.56	%*‡	(2.86	%)*‡	270%	213%

54

Notes to Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during the fiscal period.

^  The date investment operations commenced.

**  Not annualized.

*  Annualized.

‡‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Expenses on Securities Sold Short	Excluding Expenses on Securities Sold Short
	Year Ended October 31, 2013
Absolute Return Multi-Manager Fund Institutional Class	2.30%	2.01%
Absolute Return Multi-Manager Fund Class A	2.63%	2.35%
Absolute Return Multi-Manager Fund Class C	3.39%	3.10%

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Absolute Return Multi-Manager Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund, one of the series constituting the Neuberger Berman Alternative Funds, (the "Fund"), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statement and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Absolute Return Multi-Manager Fund, a series of Neuberger Berman Alternative Funds, at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 24, 2013

56

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

Loeb Arbitrage Management LP
61 Broadway
New York, NY 10006

MacKay Shields LLC
1345 Avenue of the Americas, 43rd Floor
New York, NY 10105

SLS Management, LLC
140 West 57th Street, 7th Floor
New York, New York 10019

Sound Point Capital Management, L.P.
1185 Avenue of the Americas, 36th Floor
New York, NY 10036

Turner Investments, L.P.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian

JPMorgan Chase & Co.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

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Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBAIM. The Fund's Statement of Additional Information includes additional information about the Trustees as of the date of the Fund's most recent public offering documents and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	54

Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	54

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			54

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).
Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).
Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, Neuberger, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008

Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2014 you will receive information to be used in filing your 2013 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2013. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

The Fund designates $2,411, as a capital gain distribution.

For the year ended October 31, 2013, the Fund designates $600,183, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2013 will be reported in conjunction with Form 1099-DIV.

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Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management ("Management Agreement"), the advisory agreement between NB Alternative Investment Management LLC ("NBAIM") and Management ("Advisory Agreement") and separate sub-advisory agreements among Management, NBAIM and each of the following subadvisers (each a "Subadviser"): Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Levin Capital Strategies, L.P., MacKay Shields LLC, Sound Point Capital Management, L.P., Turner Investments, L.P., and Visium Asset Management, LP (each, a "Sub-Advisory Agreement"; collectively with the Management Agreement and Advisory Agreement, the "Agreements") with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("Fund"). At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBAIM, and each Subadviser in response to questions submitted by the Board and counsel for the Independent Fund Trustees and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBAIM have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, NBAIM and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940, as amended ("1940 Act") matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees met with such counsel separately from representatives of Management and NBAIM.

In connection with its approval of the continuation of the Agreements, the Board evaluated the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management, NBAIM and the Subadvisers; (2) the investment performance of the Fund compared to a relevant market index and a peer group of investment companies, and the contribution of each sleeve to the Fund's overall performance; (3) the costs of the services provided and the profit or loss realized by Management, its affiliates and each Subadviser from their relationships with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.

While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

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With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, NBAIM and each Subadviser, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, NBAIM and each Subadviser who performs services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board noted that Management and NBAIM, together with the Fund, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees of the Board approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted that under the multi-manager arrangement, NBAIM is continually assessing the need for new subadvisers and the appropriateness of potential candidates, and noted the likelihood Management and/or NBAIM would in the future have to due diligence additional subadvisers. The Board noted that NBAIM is responsible for allocating the Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser and the Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board also considered that Management's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBAIM, as each firm has been free of significant reported compliance problems. The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM, and the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. In addition, the Board considered the scope and compliance history of the compliance programs of Management, NBAIM and each Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management, NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund. The Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, NBAIM and the Subadvisers in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management, NBAIM and the Subadvisers in this context.

The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM monitored the quality of the execution services provided by each Subadviser. The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadviser, and the types of benefits potentially derived from such services by the Subadviser, the Fund and other clients of the Subadviser.

With respect to investment performance, the Board considered information regarding the Fund's performance on both an absolute basis and relative to a relevant benchmark and, prior to the Fund's inception, the Fund's hypothetical performance against the performance of a composite peer group of investment companies pursuing broadly similar strategies. The Board also considered information regarding each Subadviser's performance, as applicable. The Board also reviewed the Fund's performance in relation to certain measures of the degree of investment risk undertaken by the Subadvisers. The Board factored into its evaluation of the Fund's performance the limitations inherent in the

68

methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's or a Subadviser's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Fund under the Agreements and any fall-out benefits likely to accrue to Management and NBAIM or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

Prior to the Fund's inception in 2012, the Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes in the Fund's management fee the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. Noting that the Fund's management fee was higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses for each class of the Fund. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser. The Board did, however, consider the allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees retained by each. The Board noted, however, that Management, and not the Fund, pays the fee to NBAIM and the Subadvisers. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts in the selection of subadvisers. The Board considered the fees the Subadvisers charge for similar products, if any. The Board also considered fees charged to an unregistered fund of funds managed by NBAIM that uses some of the same strategies used by the Fund and noted differences that reduced the usefulness of the comparison. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Fund. In addition, the Board, at its February 27, 2013 meeting, considered and approved a reduction in the Fund's management and administration fees. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed the costs of the services to be provided and profits or losses realized by Management, NBAIM and the Subadvisers. The Board recognized that Management, NBAIM, and the Subadvisers should each be entitled to earn a reasonable level of profits for services they provide to the Fund, and, based on its review, concluded that the reported level of profitability of Management, NBAIM, and the Subadvisers, if any, was reasonable.

Conclusions as to existing Agreements

In approving the Agreements, the Board concluded that each Agreement is fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Board Consideration of Additional Sub-Advisory Agreements

At meetings held on June 26-27, 2013, and October 22-23, 2013, respectively, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considered and approved the separate sub-advisory agreements ("Sub-Advisory Agreements") among Management, NB Alternative Investment Management LLC ("NBAIM") and each of Loeb Arbitrage Management LP and SLS Management, LLC (each an "Additional Subadviser"), each of which would be responsible for managing a portion of the assets of the Fund.

In evaluating the Sub-Advisory Agreements, the Board, including the Independent Trustees, reviewed materials furnished by each Additional Subadviser. In addition, the Board, including the Independent Trustees, met with senior representatives of each Additional Subadviser regarding their personnel and operations. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management and NBAIM.

The Board noted that Management and NBAIM, together with the Fund, had received an order from the SEC that permits Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Additional Subadvisers who will carry out the different portions of that program based on the NBAIM's due diligence of those Additional Subadvisers. The Board further noted that Management and NBAIM, pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the Additional Subadvisers.

The Board evaluated the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Sub-Advisory Agreements: (1) the nature, extent, and quality of the services to be provided by each Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by each Additional Subadviser under the Sub-Advisory Agreements. The Board considered the experience and staffing of the portfolio management and investment research personnel of each Additional Subadviser who would perform services for the Fund, as well as the resources available to each. With respect to each Additional Subadviser, the Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Additional Subadvisers and noted that Management and NBAIM would monitor the quality of the execution services provided by each Additional Subadviser.

The Board also reviewed whether the Additional Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance programs and compliance history of each Additional Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Additional Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving an Additional Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreements, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid

70

to each Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by each Additional Subadviser, as well as the fees each Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadvisers and therefore the fees charged by the Additional Subadvisers will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and any Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreements will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Subadvisory Agreements

In approving the Sub-Advisory Agreements, the Board concluded that each Sub-Advisory Agreement is fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that each Additional Subadviser could be expected to provide a high level of service to the Fund; that each Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to each Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

71

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0257 12/13

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS Investment Company Act file number 811-00582 (filed May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Dynamic Real Return Fund, Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund.  Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Dynamic Real Return Fund, Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund commenced operations on May 15, 2013, December 19, 2012, May 31, 2013, December 29, 2010, and August 27, 2012, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $149,500 and $214,000 for the fiscal years ended 2012 and 2013, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $25,000 and $25,500 for the fiscal years ended 2012 and 2013, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $38,600 and $63,000 for the fiscal years ended 2012 and 2013, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.   The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $4,000 and $4,250 for the fiscal years ended 2012 and 2013, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICS"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2012 and 2013, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $ 38,600 and $63,000 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $4,000 and $4,250 for the fiscal years ended 2012 and 2013, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2012 and 2013, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ALTERNATIVE FUNDS

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 6, 2014

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 6, 2014